UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
Kenvue Inc.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Kenvue

Proxy Statement

2025

DERMATOLOGIST TESTED
Aveeno
DAILY MOISTURISING
BODY LOTION
nourishes & protects
normal to dry skin
clinically proven
instant & long-lasting
hydration
helps replenish skin's
natural moisture
with nourishing
oat
48h
moisturisation
FORMULATED FOR SENSITIVE SKIN

BAND-AID
PRO
HEAL
CLINICALLY TESTED
60% BETTER HEALING
ADVANCED
HYDROCOLLOID
GEL PAD
100% WATERPROOF
BANDAGE
BRAND ADHESIVE BANDAGES
Fast forward to
better healing
Designed to help prevent
the appearance of scars
10 ALL ONE SIZE

Neutrogena
DERMATOLOGIST RECOMMENDED BRAND
COLLAGEN
BANK
SPF
30
SPF Moisturizer
Sunscreen
Broad Spectrum SPF 30

ZYRTEC
ALLERGY
Cetirizine HCl tablets
10 mg / antihistamine
60
Tablets
10 mg each

2025 Proxy Statement	i

Message from the Chair of our Board Larry J. Merlo Chair, Board of Directors
Kenvue Shareholders,
On behalf of the Kenvue Board of Directors, thank you for your investment in our Company. It is my pleasure to invite you to our
2025 Annual Meeting of Shareholders following our first full year as an independent company.
We made progress in advancing Kenvue’s position as a leading, pure-play consumer health company this year. Throughout the course of 2024, the Board oversaw the management team’s execution of important organizational, operational and commercial changes to strengthen the Company’s foundation and position it for accelerated growth in 2025 and beyond.
Through the separation from our former parent company, the management team remained laser focused on transitioning the
Company’s systems and processes to best suit the needs of a standalone consumer health company versus one division within a large conglomerate. Following a resource-intensive process that spanned over 2,000 Transition Service Agreements (“TSAs”)
across 50 countries, the Company has completed nearly all planned TSA exits and is now positioned to meet its goals with efficiency and agility. Change was also necessary to reduce costs and free up resources to increase brand investments in line with the Company’s marketing-first mentality. “Our Vue Forward”, the Company’s two-year cost savings initiative to deliver $350 million of annualized savings by 2026, remains on track, and as a result of these efforts, brand investments were 20% higher in 2024 compared to 2023.
Looking forward in 2025, we believe Kenvue has a strong foundation to execute on its strategic priorities, unlock the full potential of our iconic brands, and deliver value for shareholders. Kenvue will be leaning into the distinct powers that set our brands apart –
from the cutting-edge science that underpins our innovations to new AI-enabled ways that make it easier for consumers to discover and shop our products.
Further Strengthening Our Board
We have also meaningfully refreshed our Board over the past year, adding five new independent directors as a result of both the
Board’s succession planning announced in July 2024 and the Company’s entry into the Cooperation Agreement with Starboard
Value announced in March 2025. We are confident these new directors will bring critical perspectives and skill sets to bear in support of the execution of the Company’s strategy.
Through these efforts, the Board is transforming alongside the business. At this year’s Annual Meeting, 13 directors, 12 of whom are independent, will be standing for election, evidencing the Board’s deep commitment to independent oversight. These directors collectively bring complementary expertise and deep experience across a range of areas relevant to overseeing the Company’s strategy, including executive leadership and strategy, brand marketing and sales, digital technology, consumer and retail industry, and finance. As a Board, we are moving forward together with energy and focus around our goals.
Actively Engaging with Our Shareholders
We believe that engaging with all Kenvue stakeholders is an essential way to hear a rich mix of perspectives on how we can enhance value creation. To that end, over the past year, members of our Board and management team have been connecting with shareholders to share our progress and hear their ideas and feedback on a number of topics, including our strategic initiatives aimed at driving growth and enhancing profitability.

ii	2025 Proxy Statement
We greatly appreciate these engagements and look forward to an ongoing dialogue with our shareholders as Kenvue continues our journey.
Continuing Our Journey
In 2024, Kenvue teams embraced our journey as an independent company and made progress advancing strategic priorities to engage more consumers, free up resources to fuel brand investment, and become an organization focused on performance and impact. Throughout this period of change, the Board has also remained committed to positioning our portfolio of iconic brands and
Kenvuers around the world to build lasting positive change. We are doing so through our Healthy Lives Mission focused on nurturing healthy people, enriching a healthy planet and maintaining healthy practice, and we will continue to draw on our brands, resources and platforms to help shape a healthy future for both people and planet.
As we move forward, we will continue to have a disciplined approach to capital allocation, and returning capital to shareholders remains core to that philosophy, which can be best seen in our attractive dividend. We were pleased to increase our quarterly dividend by 2.5% in the third quarter of 2024, and we expect to continue to grow it over time.
Thank you for your continued trust and ongoing support during a pivotal year for the Company. We are as motivated as ever to make Kenvue the undisputed global leader in consumer health.
Sincerely,
Larry J. Merlo
Chair, Board of Directors

2025 Proxy Statement	1
Notice of 2025 Annual Meeting
of Shareholders
Fellow Kenvue Shareholders:
You are cordially invited to the 2025 Annual Meeting of Shareholders of Kenvue Inc. (the “Annual Meeting”), where shareholders will vote on the matters below either by proxy or by voting online during the Annual Meeting.

Date and Time Thursday, May 22, 2025 9:00 a.m. Eastern Time	Location Online at www.virtualshareholdermeeting.com/ KVUE2025	Record Date March 24, 2025

Items of Business
1	Elect the 13 director nominees named in the proxy statement.
2	Approve, on a non-binding advisory basis, the compensation of our named executive officers.
3	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025.
4	Consider any other business as may properly come before the Annual Meeting.
Your Vote is Important - Vote Right Away
Your vote is important. Ensure that your shares are represented at the meeting by voting in one of the following ways:

By Internet	By Telephone	By Mail
www.proxyvote.com	1 (800) 690-6903	Sign, date and mail the proxy card (if you received one by mail)

We encourage you to read the accompanying proxy statement with care and to vote and submit your proxy as soon as possible by using one of the methods described above, even if you intend to attend the Annual Meeting.
Edward J. Reed
Vice President, Corporate Secretary
Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to be Held on
May 22, 2025: The proxy statement and our 2024 Annual Report to Shareholders are available at www.proxyvote.com. We mailed a Notice of Internet Availability to our shareholders (other than those who previously requested paper copies) on or about
April 9, 2025.

2	2025 Proxy Statement

Realize the Extraordinary
Power of Everyday Care
About our Business
With $15.5 billion in Net sales in 2024, Kenvue is the world’s largest pure-play consumer health company by revenue and holds a unique position at the intersection of healthcare and consumer goods. By combining the power of science with meaningful human insights and our digital strategy, we empower consumers to live healthier lives every day.
Built on more than a century of heritage and trusted by generations, our differentiated portfolio of iconic brands—including Tylenol®, Neutrogena®,
Listerine®, Johnson’s®, BAND-AID® Brand, Aveeno®, Zyrtec®, and Nicorette®
—is backed by science and recommended by healthcare professionals, which further reinforces our consumers’ connections to our brands.
We operate in three segments: Self Care, Skin Health & Beauty, and
Essential Health, allowing us to connect with consumers globally—in their daily rituals and the moments that matter most. Within these segments, our well-known portfolio represents a combination of global and regional brands, many of which hold leading positions in their respective categories.
Since their inception, the goal of our brands has been to make a positive and enduring impact on the daily health of our consumers.
We operate on a global scale with our broad product portfolio sold and distributed in more than 165 countries in 2024. Our global footprint is well balanced geographically, with approximately half of our 2024 Net sales generated outside North America.
At Kenvue, we believe in the extraordinary power of everyday care, and our approximately 22,000 Kenvuers work every day to put that power in consumers’ hands and earn a place in their hearts and homes.

Business Highlights
$15.5B Full year Net sales in 2024

135+ Year History

3 Segments

>165 Countries where we have a presence

~50% 2024 Net sales generated outside of North America

Our 15 priority brands

2025 Proxy Statement	3

4	2025 Proxy Statement
Voting Roadmap

Proposal
1	Election of Directors

	The Board of Directors unanimously recommends that shareholders vote FOR each director nominee.	See Page 10

Proposal
2	Approve, on a Non-Binding Advisory Basis, the Compensation of our Named Executive Officers

	The Board of Directors unanimously recommends that shareholders vote FOR the advisory vote to approve named executive officer compensation.	See Page 44

Proposal
3	Ratify the Appointment of the Company’s Independent Registered Public Accounting Firm

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025.
See Page 76

2025 Proxy Statement	5
Proxy Statement Summary
The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) for use at the 2025 Annual Meeting of
Shareholders (the “Annual Meeting”) of Kenvue Inc. (“Kenvue”, “we”, “us”, “our” or the “Company”). Please review the entire proxy statement and our 2024 Annual Report to Shareholders before voting. The voting items expected to be proposed at the meeting are listed above, along with the Board’s voting recommendations.
2024 Performance Highlights
Fiscal year 2024 was a meaningful year for Kenvue as we strengthened our commercial and operational foundations and made meaningful progress on our three strategic priorities—engage more consumers, free up resources to invest behind our brands, and foster a new culture that rewards performance and impact. Since our separation in 2023 from Johnson & Johnson, our former parent company (the “Separation”), we successfully exited over 2,000 transitional services across more than 50 countries without disruption to our business operations. We made substantial investments in modernizing and upgrading our infrastructure, enabling improved data capture, greater efficiencies, and more agile decision-making.
In 2024, Net sales performance was impacted by a slower-than-expected recovery in our Skin Health & Beauty business in the
United States, low cold, cough & flu, allergy and sun seasons, and a temporary disruption in our distributor network in the Asia
Pacific region. We delivered on our Net income per share (“Earnings per share” or “EPS”) outlook for the year despite Net sales headwinds due to strong productivity and realization of cost savings. We drove meaningful productivity across the organization that resulted in strong Gross profit margin performance, which in combination with savings from Our Vue Forward, our two-year restructuring plan, fueled our investment behind our business. By streamlining operations and reducing costs, we freed up resources to strengthen our capabilities and invest at more competitive levels in our brands, allowing us to engage with consumers in increasingly relevant and innovative ways. We also continued to deliver on our commitment to return capital to our shareholders through our quarterly dividend, which we increased by 2.5% in the third quarter of 2024.
Key highlights of our 2024 financial performance include:

Net sales increased 0.1% to $15.5B Organic sales[1] grew 1.5%	Gross profit margin of 58.0% Adjusted gross profit margin[1] of 60.4%	Operating income margin of 11.9% Adjusted operating income margin[1] of 21.5%

Net income of $1.0B Adjusted net income[1] of $2.2B	Diluted EPS of $0.54 Adjusted diluted EPS[1] of $1.14	Net cash flows from operating activities of $1.7B Free cash flow[1] of $1.3B

(1)Organic sales, Adjusted gross profit margin, Adjusted operating income margin, Adjusted net income, Adjusted diluted EPS, and Free cash flow are non-GAAP financial measures. See the Appendix for definitions of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP measures.

6	2025 Proxy Statement
Proxy Statement Summary
2025 Director Nominees Snapshot (Page 10)
The following table provides summary information about each director nominee. Detailed information about each director’s background, skills, and expertise can be found in “Proposal 1 - Election of Directors” beginning on page 10.

Richard E. Allison, Jr. Former CEO and Director of Domino’s Pizza, Inc. –Independent Director •Audit Committee •Compensation & Human Capital Committee	Seemantini Godbole EVP, Chief Digital and Information Officer of Lowe’s Companies Inc. –Independent Director •Audit Committee •Nominating, Governance & Sustainability Committee	Melanie L. Healey Former Group President of The Procter & Gamble Company –Independent Director •Nominating, Governance & Sustainability Committee (Chair)	Sarah Hofstetter President of Profitero, Ltd. –Independent Director •Audit Committee

Betsy D. Holden Former Co-CEO of Kraft Foods Inc. –Independent Director •Compensation & Human Capital Committee (Chair)	Erica L. Mann Former Global President Consumer Health of Bayer AG –Independent Director •Nominating, Governance & Sustainability Committee	Larry J. Merlo Chair of the Board Former President and CEO of CVS Health –Independent Director •Compensation & Human Capital Committee •Nominating, Governance & Sustainability Committee	Thibaut Mongon Chief Executive Officer of Kenvue

Kathleen M. Pawlus Retired Partner and Global Assurance CFO and COO of Ernst and Young, LLP –Independent Director •Audit Committee	Kirk L. Perry Former CEO of Circana, Inc. –Independent Director •Compensation & Human Capital Committee •Nominating, Governance & Sustainability Committee	Vasant Prabhu Former Vice Chairman and Chief Financial Officer of Visa Inc. –Independent Director •Audit Committee (Chair)	Jeffrey C. Smith Managing Member, CEO and Chief Investment Officer of Starboard Value LP –Independent Director •Compensation & Human Capital Committee

Michael E. Sneed Former EVP, Corporate Affairs & Chief Communications Officer of Johnson & Johnson –Independent Director	Age	Independence

2025 Proxy Statement	7
Proxy Statement Summary

Board Composition & Independence

Corporate
Governance
Highlights
Our Board is deeply
committed to
strong corporate
governance and robust
independent oversight,
which it believes are
essential to driving
sustained shareholder
value. To that end, our
Board has adopted our
Principles of Corporate
Governance that,
together with our
Amended and Restated
Certificate of
Incorporation, Amended
and Restated Bylaws,
and Committee charters,
provide a holistic
framework for the
Board’s oversight
and corporate
governance practices.

•Independent Board Chair with significant responsibilities
•All independent directors, other than the CEO
•Five new independent directors joined the Board since the 2024 Annual Meeting of
Shareholders
•Balanced Board with a large breadth of skills, experiences, and areas of expertise
•Independent Committees with only independent directors serving on our Audit, Compensation &
Human Capital, and Nominating, Governance & Sustainability Committees
•Independent Executive Sessions with only independent directors at every regularly scheduled
Board and Committee meeting

Robust Board & Committee Oversight

•Rigorous oversight of the development and execution of the Company’s strategic plans
•Robust Board and Committee process for overseeing key enterprise risks, including cybersecurity-related risks
•Strong Board and management succession planning process
•Robust Board and Committee oversight of our sustainability strategy, policies, programs, and commitments

Shareholder Rights & Engagement
•Annual elections of all directors (no staggered board) •Simple majority voting standard for all uncontested elections •Single voting class •Active, year-round shareholder engagement

Strong Governance Practices

•Annual Board & Committee evaluations
•Robust director and executive officer Code of Business Conduct & Ethics
•Restrictions on overboarding
•Mandatory retirement policy for directors
•Significant stock ownership guidelines for directors (5x annual cash retainer)
•Policy of no hedging, pledging, or short-selling Kenvue stock for executives and directors

8	2025 Proxy Statement
Proxy Statement Summary
Executive Compensation Highlights (page 44)
Kenvue’s executive compensation program is designed to align behaviors with short- and long-term financial and operational results that drive long-term shareholder value. Our programs are built on the following principles:
•Incentivize executives to achieve our strategic and financial objectives;
•Design incentive programs to hold executives accountable for impact and align our executives' financial interests with our shareholders' long-term interests; and
•Provide competitive compensation considering Kenvue's talent strategy, performance, and external talent landscape.
Our 2024 annual incentive plan for executive officers was based 70% on company performance and 30% on individual performance, with the following performance measures used to evaluate company performance:

Measure(1)	Weighting	How it aligns with our strategic priorities

Organic net sales		Incentivizes the delivery of top-line growth, which is a key driver of value creation in the consumer staples industry

Adjusted gross profit margin		Incentivizes margin-accretive top-line growth

Adjusted net income		Incentivizes profit generation in support of robust free cash flow generation

Free cash flow		Incentivizes robust free cash flow generation to enable execution of Kenvue's capital allocation strategy

(1)These are non-GAAP financial measures. For purposes of measuring incentive performance, these measures exclude certain items affecting comparability, including the impact of changes in foreign currency exchange rates, acquisitions and divestitures, and other corporate adjustments. See the Appendix for definitions of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP measures.
The annual long-term incentive awards granted to our executive officers in 2024 consisted of 50% Performance Share Units
("PSUs"), 30% options and 20% Restricted Share Units ("RSUs"). PSUs will vest following the end of the three-year performance period, subject to continued service and achievement with respect to the following performance measures:

PSU Performance Measure(1)	Weighting	How it aligns with our strategic priorities

Organic net sales(2)
Incentivizes the delivery of top-line growth; given Net sales is a key driver of value creation in the consumer staples industry, we include it in both our 2024 annual incentive plan and 2024 PSU design

Adjusted diluted EPS(2)		Incentivizes profit generation in support of robust free cash flow generation

Relative Total Shareholder Return	Modifier	Incentivizes market-leading long-term value creation, above that of our performance peers

(1)Organic net sales and Adjusted diluted EPS are non-GAAP financial measures. For purposes of measuring incentive performance, these measures exclude certain items affecting comparability, including the impact of changes in foreign currency exchange rates, acquisitions and divestitures, and other corporate adjustments. See the Appendix for definitions of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP measures.
(2)Measured as a compound annual growth rate (“CAGR”).

2025 Proxy Statement	9
Proxy Statement Summary
Shareholder Engagement Highlights (Page 37)
We are committed to fostering ongoing, open and constructive communication with our shareholders. We actively seek input and feedback from our shareholders throughout the year on corporate governance, executive compensation, sustainability and other matters. As part of our off-season shareholder engagement efforts, we reached out to our largest institutional holders, representing approximately 50% of our common stock outstanding, and held discussions with all shareholders who accepted our offer of a meeting, representing approximately 43% of our common stock outstanding. Members of our Board and management team participated in these discussions.

We reached out to our largest institutional holders, representing approximately 50% of our common stock outstanding.	We held discussions with shareholders representing approximately 43% of our common stock outstanding.

10	2025 Proxy Statement

Proposal 1	Election of Directors

Our Board of Directors currently has 14 directors. As of immediately prior to the Annual Meeting, the size of the Board will be reduced to 13 directors. The Board has nominated the 13 individuals listed below for election as directors at this Annual
Meeting to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.
All director nominees are currently serving as Kenvue directors. Mr. Allison, Ms. Godbole, Ms. Healey, Ms. Holden, Mr. Merlo,
Mr. Mongon, Mr. Prabhu and Mr. Sneed were each elected to their present term at Kenvue’s 2024 Annual Meeting of
Shareholders. On July 30, 2024, Ms. Pawlus and Mr. Perry were each appointed to their present term as members of the
Board, effective August 15, 2024 and December 1, 2024, respectively. Ms. Franklin’s term ends as of the Annual Meeting, and she is not standing for re-election. This decision was not as a result of any disagreement with the Board or with Kenvue’s management. The Board thanks Ms. Franklin for her service and contributions to Kenvue.
As previously disclosed, Ms. Hofstetter, Ms. Mann, and Mr. Smith were each appointed to the Board on March 5, 2025, in connection with our entry into an agreement (the “Cooperation Agreement”) with Starboard Value and Opportunity Master
Fund Ltd and certain of its affiliates (collectively, “Starboard”). Pursuant to the Cooperation Agreement, we agreed to (i)
temporarily increase the size of the Board to 14 directors; (ii) appoint each of Ms. Hofstetter, Ms. Mann, and Mr. Smith as directors of the Company effective March 5, 2025; and (iii) nominate each of Ms. Hofstetter, Ms. Mann, and Mr. Smith and
10 aforementioned incumbent directors of the Company for election to the Board at the Annual Meeting. The terms of the
Cooperation Agreement are fully set forth in Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on March
5, 2025. None of our other director nominees have any arrangement or understanding with any other person or entity in connection with such director nominee’s candidacy or current service on our Board.
Each director nominee has agreed to be named as a nominee in this proxy statement and to serve as a director if elected.
We have no reason to believe that any nominee will be unable to serve as a director. However, if any nominee should become unable to serve, proxies may be voted for another person nominated as a substitute by the Board, unless the Board reduces the number of directors.
To be elected, a director nominee must receive the affirmative vote of the majority of the votes cast. This means that a director nominee will be elected if the number of votes cast “FOR” the director nominee exceeds the number of votes cast
“AGAINST” the director nominee. Abstentions and broker non-votes are not treated as votes either cast “FOR” or “AGAINST”
a director nominee.
Our directors are elected annually by a majority of the votes cast to enhance their accountability to shareholders. Under our
Director Resignation Policy for Incumbent Directors in Uncontested Elections, if an incumbent director is not reelected in an uncontested election, the director must promptly offer their resignation to the Board. In such a scenario, the Nominating,
Governance & Sustainability Committee of our Board will recommend to the Board whether to accept or reject the resignation, and the Board will decide whether to accept or reject the resignation within 90 days following the certification of the shareholder vote. The Board’s decision will be disclosed in a Form 8-K filing within four business days of such decision.

The Board of Directors unanimously recommends that shareholders vote FOR each director nominee.

2025 Proxy Statement	11
Proposal 1 - Election of Directors
Director Nomination Process
The Nominating, Governance & Sustainability Committee is responsible for recommending qualified candidates for nomination by the full Board, consistent with the criteria approved by the Board and set forth in our Principles of Corporate Governance. The
Nominating, Governance & Sustainability Committee regularly, and at least annually, evaluates the composition of our Board to determine the current and future skills and experiences needed to effectively oversee the Company and its strategic direction.
The Board and Nominating, Governance & Sustainability Committee believe that all directors should display the attributes necessary to be effective directors: the highest ethical character, executive leadership experience, sound judgment, the time necessary to discharge their duties, and a commitment to enhancing long-term shareholder value. In evaluating director candidates and considering incumbent directors for nomination to the Board, the Nominating, Governance & Sustainability Committee
considers each nominee’s independence and professional accomplishments, striving to ensure the Board reflects differences in experiences, backgrounds, skills, and other characteristics relevant to the Company’s strategic priorities and the scope of the Company’s business. These criteria are articulated in the Principles of Corporate Governance available at
investors.kenvue.com/governance. For incumbent directors, the Nominating Governance & Sustainability Committee
also considers each director’s historic overall contributions to the Board, including level of attendance, level of participation, and contributions to the Board’s responsibilities. See below under the sections titled “Board Skills & Experience” and
“Director Nominees” for more details regarding how each of the current nominees contributes to the mix of experience and qualifications on our Board.
In identifying prospective director candidates to serve on the Board, the Nominating, Governance & Sustainability Committee
considers suggestions from many sources, including shareholders. All recommendations, together with appropriate biographical information, should be submitted to the Office of the Corporate Secretary at our principal office address as set forth in the section
“Communications with our Board” below. Candidates suggested by shareholders are evaluated by the Nominating, Governance &
Sustainability Committee in the same manner as other potential candidates.

Source candidate pool from
1
		•Board members	•Management	•Shareholders	•Third-party search firm

In-depth review by the Nominating, Governance & Sustainability Committee guided by criteria in Principles of Corporate Governance
2

		•Consider skills matrix	•Screen qualifications	•Review independence and potential conflicts	•Meet with director candidates, as appropriate

▲

Nominating, Governance & Sustainability Committee recommends candidates to the Board
3

	4	Board reviews candidates and selects director nominees

12	2025 Proxy Statement
Proposal 1 - Election of Directors
Board Skills Matrix
Our Board believes that a well-rounded Board with a variety of skills, experiences, backgrounds, and other unique characteristics, is essential for effective Board oversight and for driving long-term value for our shareholders. Collectively, our Board has deep knowledge of the consumer and retail industries, executive leadership and public company board experience, and a broad range of skills, including global operations, finance, and brand marketing. The following chart, along with our director biographies, highlight the key backgrounds, experiences and skills represented by our Board, collectively, and by each director nominee, individually.
These attributes have been specifically identified by the Nominating, Governance & Sustainability Committee as being important in creating a well-rounded Board. The absence of a reference to a specific skill for an individual director nominee does not mean that the director nominee does not possess that skill.

Director Nominees for the 2025 Annual Meeting
	Allison	Godbole	Healey	Hofstetter	Holden	Mann	Merlo	Mongon	Pawlus	Perry	Prabhu	Smith	Sneed
STRATEGIC SKILLS
Executive Leadership & Strategy
Brand Marketing & Sales
Consumer/Retail Industry
Corporate Governance
Digital Technology
Finance
Global & International
Gov’t, Regulatory & Public Policy
Human Capital Man. & Sustainability
Risk Management & Cybersecurity

2025 Proxy Statement	13
Proposal 1 - Election of Directors
Skills & Experiences Definitions

Skills & Experiences	Definition

Executive Leadership & Strategy
Directors with proven track records of success in senior executive roles, including as chief executive officers, possess an understanding of how large, complex organizations operate, and can provide impactful insights into our business growth strategies and business operating plans

Brand Marketing & Sales
Marketing and sales experience – particularly in retail markets – is critical to evaluating our strategy to drive growth. Directors with marketing experience help the
Board provide valuable insights on expanding into new markets, building brand awareness, and growing current markets for our existing products

Consumer/Retail Industry
Directors with experience in the consumer goods and retail industry can provide valuable market and consumer insights and recognize potential changes in consumer trends and buying habits. These directors have an understanding of consumer needs and customer engagement, allowing them to provide critical perspectives to our growth initiatives

Corporate Governance
A deep understanding of corporate governance enhances independent Board oversight and ensures that the Board thoroughly understands its roles and duties.
Excellence in corporate governance supports our goals of accountability, transparency, and protection of shareholder interests

Digital Technology
Directors with digital and technology experience provide critical insights into emerging technologies, innovation, and the e-commerce industry that help enhance our business operations and deliver on growth initiatives

Finance	A strong understanding of accounting and finance facilitates robust oversight of our financial measures and processes, including our financial reporting and effective evaluation of our performance

Global & International
With approximately half of our Net sales generated outside of North America, international experience in global markets and exposure to different cultural practices and perspectives allows our Board to provide critical insights for our global growth strategy

Government, Regulatory & Public Policy	Government, regulatory and public policy experience enhances our Board’s oversight of our product portfolio in an ever-evolving regulatory landscape

Human Capital Management & Sustainability
Directors with experience relating to human capital management and sustainability support our culture, business, and growth strategy, and strengthen the Board’s oversight of these critical matters and related risks

Risk Management & Cybersecurity
Deep experience in enterprise risk management empowers our Board to fulfill its critical risk oversight responsibilities, including with respect to supply-chain resiliency.
Additionally, experience in information technology allows our Board to assess and respond to potential cybersecurity challenges and risks

14	2025 Proxy Statement
Proposal 1 - Election of Directors
Director Nominees

Richard E.
Allison, Jr.
Age: 58
Independent
Director since:
May 2023
Committees:
•Audit Committee
•Compensation &
Human Capital
Committee
Other Public
Company Boards:
•Starbucks
Corporation
(since 2019)
•Domino’s Pizza, Inc.
(2018-2022)

Core Competencies Aligned to Kenvue’s Strategy
•Mr. Allison brings over 25 years of experience in serving in executive leadership roles or as an advisor to consumer-facing companies, including more than a decade at Domino’s Pizza, Inc.
He has a deep understanding of international operations, business strategy, and market development for growing global brands.
Career Highlights
•While Mr. Allison led the international division and served as CEO of Domino’s, the largest pizza company in the world based on global retail sales, the company expanded to more than 20 additional countries and grew by more than 8,000 stores.
•Prior to joining Domino’s, Mr. Allison worked at Bain & Company for more than 13 years, including as a partner and co-leader of Bain’s restaurant practice, working with some of the world’s most well-known restaurant brands.
•Mr. Allison continues to advise companies in the consumer sector through his board service, including currently serving as a board member for Starbucks Corporation, the world’s largest coffee chain.
•Mr. Allison currently serves on the Board of Trustees of the University of North Carolina at
Chapel Hill from which he holds a B.S. in Business Administration, and he previously served as
Chair of the University of North Carolina’s Kenan-Flagler Business School, where he earned an MBA.
Employment Experience:
•Domino’s Pizza, Inc.
–Chief Executive Officer (2018-2022)
–President, Domino’s International (2014-2018)
–Executive Vice President, Domino’s International (2011-2014)
•Bain & Company, Inc. (1999-2010; 1995-1997)

Strategic Skills and Experience

Executive Leadership & Strategy	Brand Marketing & Sales	Corporate Governance	Digital Technology

Finance	Global & International	Risk Management & Cybersecurity

2025 Proxy Statement	15
Proposal 1 - Election of Directors

Seemantini Godbole Age: 55 Independent Director since: May 2023 Committees: •Audit Committee •Nominating, Governance & Sustainability Committee
Core Competencies Aligned to Kenvue’s Strategy
•Ms. Godbole has decades of global technology experience with Fortune 50 companies across strategic and operational roles in the omni-channel retail, consumer, and travel and hospitality industries, with expertise in global e-commerce, digital transformation, cybersecurity and technology strategies. She has a proven track record of growing digital businesses through technology-enabled innovations.
Career Highlights
•As Executive Vice President, Chief Digital and Information Officer at Lowe’s Companies, Inc.,
Ms. Godbole is responsible for technology strategy, product roadmaps and development, and technology operations across all channels, including digital, while also overseeing the overall business and customer experience on Lowes.com. She has led a ground-up rebuild of company technology and helped build a fully integrated omnichannel experience, delivering growth in online sales.
•As Senior Vice President, Digital and Marketing Technology at Target Corp., she oversaw the company’s global e-commerce, enterprise marketing and loyalty technology strategy and operations. She introduced mobile applications for online and in-store shopping, ship from store programs, guest order fulfillment, digital wallet, localized pricing, and customer loyalty and engagement offerings.
•Prior to Target, Ms. Godbole held multiple senior technology leadership roles at Sabre
Holdings and Travelocity.
•She serves on Apparo’s CXO Tech Council, a nonprofit focused on transforming communities by connecting them to technology expertise and resources.
Employment Experience:
•Lowe's Companies, Inc.
–Chief Digital and Information Officer, Executive Vice President (2022-Present)
–Chief Information Officer, Executive Vice President (2018-2022)
•Target Corporation
–Senior Vice President, Digital and Marketing Technology (2017-2018)
–Other executive positions (2010-2016)
•Travelocity (2006-2010)
•Sabre Holdings (1995-2006)

Strategic Skills and Experience

Executive Leadership & Strategy	Brand Marketing & Sales	Consumer/ Retail Industry	Digital Technology

Finance	Global & International	Risk Management & Cybersecurity

16	2025 Proxy Statement
Proposal 1 - Election of Directors

Melanie L.
Healey
Age: 64
Independent
Director since:
May 2023
Committees:
•Nominating,
Governance &
Sustainability
Committee (Chair)
Other Public
Company Boards:
•Hilton Worldwide
Holdings, Inc.
(since 2017)
•PPG Industries, Inc.
(since 2016)
•Verizon
Communications, Inc.
(2011-2024)
•Target Corporation
(2015-2023)

Core Competencies Aligned to Kenvue’s Strategy
•Ms. Healey brings valuable strategic insights regarding brand building, marketing, distribution and international operations with more than 40 years of executive leadership and board experience in the consumer goods industry – including more than three decades leading businesses at The Procter & Gamble Company, Johnson & Johnson and S.C. Johnson & Son,
Inc. and nearly two decades of experience outside the United States.
Career Highlights
•Over her highly successful career at Procter & Gamble, Johnson & Johnson and S.C. Johnson
& Son, Ms. Healey had a strong track record of growth, product and commercial innovation, and operational improvements. As Group President, North America during her 25 years at
Procter & Gamble, she oversaw and was responsible for multi-year strategic planning for the company’s largest and most profitable division, achieving over $32 billion in annual sales and a sales turnaround.
•Ms. Healey has continued to focus on the consumer sector through board service at several large public companies. She currently serves as a board member for Hilton Worldwide
Holdings Inc. and PPG Industries, Inc., after previously serving as a board member for Verizon
Communications, Inc. and Target Corporation.
Employment Experience:
•The Procter & Gamble Company
–Group President (2007-2015)
–Global President (2005-2007)
–Other executive positions (1990-2005)
•Johnson & Johnson (1986-1990)
•S.C. Johnson & Son, Inc. (1983-1986)

Strategic Skills and Experience

Executive Leadership & Strategy	Brand Marketing & Sales	Consumer/ Retail Industry	Corporate Governance

Global & International	Human Capital Management & Sustainability	Risk Management & Cybersecurity

2025 Proxy Statement	17
Proposal 1 - Election of Directors

Sarah Hofstetter Age: 50 Independent Director since: March 2025 Committees: •Audit Committee Other Public Company Boards: •The Campbell’s Company (2018- Present)
Core Competencies Aligned to Kenvue’s Strategy
•Ms. Hofstetter is an innovative marketing and brand strategy expert, bringing more than two decades of leadership experience in brand building, e-Commerce and digital marketing. She is a has a proven track record of driving growth in multiple disruptive environments during the past 20+ years.
Career Highlights
•Ms. Hofstetter serves as President of Profitero, Ltd., a global e-commerce SaaS analytics company, whose business more than doubled over a five-year period and was successfully sold to Publicis Groupe S.A., with significant return to shareholders, under Sarah’s leadership. Previously, as President of ComScore, Inc., Ms. Hofstetter rebranded the company, redesigned the sales strategy and accelerated product innovation as part of a multi-year turnaround.
•During her more than 12 years at 360i, a U.S. advertising arm of Dentsu Group, Inc., a
Japanese advertising and public relations company, Ms. Hofstetter held several senior executive roles, most recently serving as Chairwoman and Chief Executive Officer. Under her leadership, the agency grew from 30 people to 1,000 people by continuously pivoting company offerings to be aligned with changes in consumer behavior across search, social and commerce.
•She also founded and served as President of Kayak Communications and earlier in her career held a series of senior leadership positions over the span of 10 years at Net2Phone, Inc.
•She currently serves on the Board of Directors of The Campbell’s Company.
Employment Experience
•Profitero, Ltd.
–President (2020-Present)
–Special Advisor to the Board (2020)
•Comscore, Inc.
–President (2018-2019)
•360i
–Chairwoman (2018)
–Chief Executive Officer (2013-2018)
–President (2012-2013)
–Senior Vice President, Brand Strategy & Emerging Media (2006-2010)
•Kayak Communications
–President and Founder (2004-2005)
•Net2Phone, Inc. (1996-2005)

Strategic Skills and Experience

Executive Leadership & Strategy	Brand Marketing & Sales	Corporate Governance	Digital Technology

Finance	Global & International	Human Capital Management & Sustainability

18	2025 Proxy Statement
Proposal 1 - Election of Directors

Betsy D.
Holden
Age: 69
Independent
Director since:
May 2023
Committees:
•Compensation &
Human Capital
Committee (Chair)
Other Public
Company Boards:
•NNN REIT, Inc.
(2019-Present)
•Dentsply Sirona Inc.
(2018-Present)
•Western Union
Company
(2006-Present)

Core Competencies Aligned to Kenvue’s Strategy
•Ms. Holden has more than 40 years of experience leading growth and innovation in consumer-driven companies, including more than a decade as a Senior Advisor to McKinsey &
Company and nearly 25 years in marketing and line positions at Kraft Foods Inc. Ms. Holden has extensive knowledge of international business and strategy with respect to brand marketing, sales and digital development. In addition, Ms. Holden’s brings a deep understanding of human capital management, executive compensation and corporate governance from her experience serving on public company boards.
Career Highlights
•Ms. Holden served as a Senior Advisor to McKinsey & Company for 13 years, leading strategy, marketing, and board effectiveness initiatives for consumer goods, healthcare and financial services clients.
•Ms. Holden held several executive roles at Kraft Food, including Co-Chief Executive Officer,
President and Chief Executive Officer of Kraft Foods North America and President of Global
Marketing and Category Development. At the time, Kraft Foods was the largest food company in North America and second largest in the world. Under Ms. Holden’s leadership, Kraft maintained a position as a food industry leader in sales force excellence, new product successes, marketing, and digital innovation. She also led the successful acquisition and integration of Nabisco Group Holdings and Kraft’s subsequent initial public offering.
•Ms. Holden has served on 10 public boards over the last 25 years and currently serves as a board member for Dentsply Sirona Inc., NNN REIT, Inc., and Western Union Company. She
also serves on the Global Advisory Board of Northwestern University’s Kellogg School of
Management and previously served on Duke University’s Board of Trustees and
Executive Committee.
Employment Experience:
•McKinsey & Company
–Senior Advisor (2007-2020)
•Kraft Foods Inc.
–Co-Chief Executive Officer of Kraft Foods North America (2001-2003)
–Chief Executive Officer of Kraft Foods North America (2000-2003)
–President of Global Marketing and Category Development (2004-2005)
–General Management and Functional Leadership positions (1982-2005)
•President of Kraft Cheese Division
•President of Pizza Division
•Executive Vice President for Operations, IT, Procurement, R&D, and Consumer Insights
and Communications

Strategic Skills and Experience

Executive Leadership & Strategy	Brand Marketing & Sales	Consumer/ Retail Industry	Corporate Governance

Digital Technology	Global & International	Human Capital Management & Sustainability

2025 Proxy Statement	19
Proposal 1 - Election of Directors

Erica L. Mann
Age: 66
Independent
Director since:
March 2025
Committees:
•Nominating,
Governance &
Sustainability
Committee
Other Public
Company Boards:
•ALS Limited (2024-
Present)
•DSM-Firmenich AG
(2019-Present)
•Kellanova (2019-
Present)
•Perrigo Company plc
(2019-2024)
•Blackmores Limited
(2021-2023)

Core Competencies Aligned to Kenvue’s Strategy
•Ms. Mann has more than three decades of executive leadership and board experience across consumer health, emerging markets, strategic trend analysis, culture and risk management, including a nearly 25-year career at Bayer AG, Pfizer, Inc. and Wyeth Pharmaceuticals, Inc.
She has a strong track record of driving growth in complex, multi-channel and multi-product environments across four continents.
Career Highlights
•As Global President of Bayer’s Consumer Health Division, Ms. Mann championed the launch of innovative over-the-counter healthcare products, driving growth in the division across the globe. During her time at Bayer, she oversaw three major acquisitions and was the first woman in Bayer’s more than 150-year history to hold a seat on the company’s management board.
•As President and General Manager of Pfizer Nutrition and as Senior Vice President of Global
Nutrition at Wyeth prior to the company’s sale to Pfizer, her leadership facilitated the introduction of groundbreaking therapies, vaccines and infant nutritionals into many global markets.
•Earlier in her career, Ms. Mann held roles of increasing responsibility at other Fortune 500 companies, including Eli Lilly & Company Ltd. and Johnson & Johnson, with leadership positions in South Africa, Australia, New Zealand, Switzerland and the U.S.
•Ms. Mann has extensive public company board experience and currently serves on the boards of ALS Limited, DSM-Firmenich AG and Kellanova. She previously served on the boards of
Perrigo Company plc and Blackmores Limited.
Employment Experience
•Bayer AG (2011-2018)
–Global President, Consumer Health Division (2011-2018)
•Pfizer, Inc. (2009-2011)
–President and General Manager, Pfizer Nutrition (2009-2011)
•Wyeth Pharmaceuticals, Inc. (2003-2009)
–Senior Vice President, Global Nutrition (2009)
–Managing Director, Australia and New Zealand (2003-2009)
•Wyeth SA & Sub-Equatorial Africa (1994-2002)
–Chief Executive Officer (1996-2002)
–Managing Director/General Manager (1994-1996)
•Lederle Laboratories (1987-1994)
•Johnson & Johnson (1985-1987)
•Eli Lilly & Company Ltd (1982-1985)

Strategic Skills and Experience

Executive Leadership & Strategy	Consumer/ Retail Industry	Corporate Governance	Digital Technology

Global & International	Human Capital Management & Sustainability	Risk Management & Cybersecurity

20	2025 Proxy Statement
Proposal 1 - Election of Directors

Larry J. Merlo
Independent Board
Chair
Age: 69
Director since:
May 2023
Committees:
•Compensation &
Human Capital
Committee
•Nominating,
Governance &
Sustainability
Committee
Other Public
Company Boards:
•CVS Health
(2010-2021)

Core Competencies Aligned to Kenvue’s Strategy
•As the former President and CEO of CVS Health, Mr. Merlo has a proven track record of driving strategic growth and operational excellence in the consumer sector. He brings in-depth knowledge of health and consumer trends, including in the areas of digital development, marketing, retail sales, science and technology, from more than 40 years at CVS Health and its subsidiaries.
Career Highlights
•During Mr. Merlo’s tenure as President and CEO at CVS Health, the company transformed from a regional retail pharmacy into the leading diversified health services company in the
U.S., with more than $250 billion in revenues. He also led CVS Health’s industry-disrupting acquisition of Aetna in 2018 and created new ways to deliver health care through its suite of assets, including a national health insurance plan provider, a pharmacy benefits manager, community-based retail pharmacies and a long-term care pharmacy services business.
•Mr. Merlo has previously served as board member for CVS Health, America’s Health
Insurance Plans (“AHIP”), National Association of Chain Drug Stores (“NACDS”), the
Partnership for Rhode Island and Business Roundtable. He currently serves on the University of Pittsburgh Board of Trustees, where he is Chair of the Budget Committee and a member of the Compensation and Investment Committees. He also serves as an advisor to Charlesbank
Capital Partners.
Employment Experience
•CVS Health
–Chief Executive Officer (2011-2021)
–Chief Operating Officer (2010-2011)
–President of CVS Pharmacy (2007-2010)
–Executive Vice President of CVS Caremark (2007-2010)
–Executive Vice President- Stores (1998-2007)
–Senior Vice President (1995-1998)

Strategic Skills and Experience

Executive Leadership & Strategy	Brand Marketing & Sales	Consumer/ Retail Industry	Corporate Governance

Finance	Gov’t, Regulatory & Public Policy	Human Capital Management & Sustainability

2025 Proxy Statement	21
Proposal 1 - Election of Directors

Thibaut Mongon Chief Executive Officer Age: 55 Director since: May 2023
Core Competencies Aligned to Kenvue’s Strategy
•In his role as CEO of Kenvue, Mr. Mongon leads and empowers a purpose-driven global organization of more than 20,000 Kenvuers. He possesses extensive marketing expertise and deep experience leading business growth and transformation in both developed and emerging markets across Europe, Latin America, Asia and North America.
Career Highlights
•As Chief Executive Officer, Mr. Mongon has led the creation of Kenvue as an independent company and has built a purpose-led and values-enabled culture of performance and impact, fueling speed in execution across the organization.
•In his role as Chief Executive Officer of Kenvue, Mr. Mongon is overseeing acceleration of the company’s innovation, enabling the business to reach more consumers and sustain market-leading brand positions across its three business segments. He also established the company’s Healthy Lives Mission, to build a sustainable business that creates value for all stakeholders over the long term.
•Prior to Kenvue, Mr. Mongon held roles of increasing responsibility at Johnson & Johnson, culminating in his leadership of the Consumer Health sector, where he unlocked significant value through external partnerships and consumer-centric innovation. He first joined the
Consumer Health sector as Company Group Chairman Asia-Pacific and led the transformation of the region into an engine of accelerated growth.
•Mr. Mongon serves on the board of the Consumer Goods Forum and is a member of
Business Roundtable.
Employment Experience:
•Kenvue Inc.
–Chief Executive Officer (2023-Present)
•Johnson & Johnson
–Executive Vice President and Worldwide Chairman, Consumer Health (2019-2023)
–Company Group Chairman Asia-Pacific, Consumer Health (2014-2019)
–Global Vice President, Neuroscience – Janssen Pharmaceutical (2013-2014)
–President Asia-Pacific, Vision Care (2009-2012)
–Managing Director Latin America, Vision Care (2007-2009)
–Country Manager France & Belgium, Vision Care (2001-2006)
–Marketing Manager France, Vision Care (2000-2001)
•Bormioli Luigi S.p.A.
–Brand Manager (1996-1998)
•Danone
–Product Manager (1994-1996)

Strategic Skills and Experience

Executive Leadership & Strategy	Brand Marketing & Sales	Consumer/ Retail Industry	Digital Technology

Finance	Global & International	Risk Management & Cybersecurity

22	2025 Proxy Statement
Proposal 1 - Election of Directors

Kathleen M. Pawlus Age: 65 Independent Director since: August 2024 Committees: •Audit Committee Other Public Company Boards: •AMC Entertainment Holdings, Inc. (2014-Present)
Core Competencies Aligned to Kenvue’s Strategy
•Ms. Pawlus offers extensive expertise in audit, finance, strategy, mergers and acquisitions, quality, and information technology matters with over 40 years of experience through her senior leadership positions at Ernst and Young, LLP (“EY”), one of the largest global accounting and professional service firms. Ms. Pawlus also brings a strong understanding of cost discipline and effective organizational structures from her role as Chief Financial Officer and Chief Operating
Officer of EY’s Global Assurance Group.
Career Highlights
•During her more than three decades at EY, Ms. Pawlus served as Chief Financial Officer and
Chief Operating Officer of its Global Assurance group, one of the largest of EY’s four service lines that includes its Audit Practice, Fraud, Investigation and Dispute Services Practice, Climate
Change and Sustainability Services Practice and its Financial Accounting Advisory Services
Practice. Prior to this, she served as EY’s Americas Chief Financial Officer, Global PBFA
Function Leader and U.S. Firm Chief Financial Officer responsible for finance, IT operations, treasury, purchasing and facilities and all administrative support functions, and also served on
EY’s U.S. Executive Board.
•Ms. Pawlus has served as a board member of AMC Entertainment Holdings, Inc., the largest movie theater chain both in the United States and globally, for more than a decade and was
Chair of the Audit Committee from 2015 through 2024. She is currently a member of both the
Audit Committee and the Compensation Committee.
Employment Experience:
•Ernst and Young, LLP
–Global Assurance, Chief Financial Officer and Chief Operating Officer (2012-2014)
–U.S. and Americas Vice Chair and Chief Financial Officer, Member of U.S. Executive
Board (2006-2012)

Strategic Skills and Experience

Executive Leadership & Strategy	Corporate Governance	Digital Technology	Finance

Gov’t, Regulatory & Public Policy	Human Capital Management & Sustainability	Risk Management & Cybersecurity

2025 Proxy Statement	23
Proposal 1 - Election of Directors

Kirk L. Perry
Age: 58
Independent
Director since:
December 2024
Committees:
•Compensation &
Human Capital
Committee
•Nominating,
Governance &
Sustainability
Committee
Other Public
Company Boards:
•The J.M. Smucker
Company (2017-
Present)
•e.l.f. Beauty, Inc.
(2016-2022)

Core Competencies Aligned to Kenvue’s Strategy
•As the former President and CEO of Circana, Inc., Mr. Perry has deep expertise in the areas of technology, data and analytics. He also brings a wealth of experience and strategic insights to our Board as a seasoned consumer products and global brand strategist at the executive leadership level, including more than 30 years of experience at The Procter & Gamble Company and Google Inc.
Career Highlights
•As President and Chief Executive Officer of Circana, Inc., a global provider of technology, data, and predictive analytics for the consumer, retail and media sectors, Mr. Perry led the successful merger of IRI and NPD. Prior to that, he was the CEO of IRI.
•As President, Global Client and Agency Solutions at Google, Mr. Perry was responsible for driving Google’s global revenue and growing its relationships with the world’s largest advertisers and advertising agencies.
•Before Google, Mr. Perry spent 23 years with Procter & Gamble, where he held several positions of increasing responsibility in general management and marketing roles, culminating as President of Global Family Care, in which he led growth and innovation at the company’s multibillion-dollar global paper business.
•Mr. Perry currently serves as a director of The J.M. Smucker Company and Chick-Fil-A, Inc., a
privately owned restaurant company. Previously, he served as a director of e.l.f. Beauty, Inc. for
6 years.
Employment Experience:
•Circana, Inc.
–President and Chief Executive Officer (2023-2024)
•IRI
–President and Chief Executive Officer (2021-2023)
•Google Inc.
–President, Global Client and Agency Solutions (2013-2021)
•The Procter & Gamble Company
–President, Global Family Care (2011-2013)
–Vice President, U.S. Operations and North America Marketing (2008-2011)
–Vice President, North America Baby Care (2003-2008)
–General Manager, Northeast Asia Baby & Family (2000-2003)
–Marketing Director, Northeast Asia (1997-2001)
–Various Brand Management Roles (Crest, Metamucil, Nyquil/Dayquil, Pepto Bismol)
(1990-1997)

Strategic Skills and Experience

Executive Leadership & Strategy	Brand Marketing & Sales	Consumer/ Retail Industry	Corporate Governance

Digital Technology	Global & International	Human Capital Management & Sustainability

24	2025 Proxy Statement
Proposal 1 - Election of Directors

Vasant
Prabhu
Age: 65
Independent
Director since:
May 2023
Committees:
•Audit Committee
(Chair)
Other Public
Company Boards:
•Intuit, Inc. (2024-
Present)
•Delta Air Lines, Inc.
(2023-Present)
•Mattel, Inc.
(2007-2020)

Core Competencies Aligned to Kenvue’s Strategy
• Mr. Prabhu has nearly 25 years of experience as a public company CFO spanning multiple industries, including consumer retail and consumer goods, travel, media and financial technology, along with significant public company board experience. He possesses a sophisticated understanding of complex accounting principles and judgments, financial results, internal controls and financial reporting rules, regulations, processes and investor relations.
Career Highlights
• Mr. Prabhu most recently served as Vice Chairman and Chief Financial Officer of Visa Inc., one
of the world’s largest financial services brands, where he was credited with shaping Visa’s strategic transformation during a period of fundamental change in the payments ecosystem, evolving the business to a network of networks, as well as introducing new revenue growth drivers and executing strategic acquisitions. During his tenure, the company’s annual operating revenues more than doubled to more than $32 billion.
•Prior to joining Visa, Mr. Prabhu served as Chief Financial Officer for NBCUniversal Media, LLC,
Chief Financial Officer and Vice Chairman of Starwood Hotels and Resorts Worldwide, Inc., and
Executive Vice President and Chief Financial Officer of Safeway, Inc.  While at Starwood, Mr.
Prahbu helped the company navigate the global financial crisis, grow its brands globally and evolve its business toward a fee-driven model.
•Mr. Prabhu has also held senior leadership roles at The McGraw-Hill Companies, Inc., PepsiCo,
Inc. and Booz Allen Hamilton, Inc.
•Mr. Prabhu currently serves as a board member for Intuit Inc., one of the top global financial software providers, and Delta Air Lines, Inc., the world’s largest airline by revenue and as a
Trustee of the Brookings Institution. He previously served as a board member for Mattel, Inc., where he was Chair of the Audit Committee.
Employment Experience:
•Visa, Inc.
–Vice Chairman & CFO (2015-2023)
•NBCUniversal, LLC
–EVP & CFO (2014-2015)
•Starwood Hotels and Resorts Worldwide, Inc.
–Vice Chairman & CFO (2004-2014)
•Safeway, Inc.
–EVP & CFO, President, E-commerce (2000-2004)
•The McGraw-Hill Companies, Inc.
–President, Information & Media Group (1998-2000)
•PepsiCo, Inc.
–CFO (various divisions) (1992-1998)

Strategic Skills and Experience

Executive Leadership & Strategy	Corporate Governance	Digital Technology	Finance

Global & International	Gov’t, Regulatory & Public Policy	Risk Management & Cybersecurity

2025 Proxy Statement	25
Proposal 1 - Election of Directors

Jeffrey C.
Smith
Age: 52
Independent
Director since:
March 2025
Committees:
•Compensation &
Human Capital
Committee
Other Public
Company Boards:
•RB Global, Inc.
(2023-2024)
•Papa John’s
International, Inc.
(2019-2023)
•Cyxtera Technologies,
Inc. (2019-2023)

Core Competencies Aligned to Kenvue’s Strategy
•Mr. Smith brings broad experience investing in companies with consumer-facing brands and possesses a deep understanding of capital markets, corporate finance, executive leadership, operational management, and business and brand strategy. Through his prior public company board experience, Mr. Smith maintains an understanding of effective risk management and corporate governance.
Career Highlights
•Mr. Smith is Managing Member, Chief Executive Officer and Chief Investment Officer of
Starboard Value LP, an investment adviser with a focused and fundamental approach to investing. He actively engages with management teams and boards of directors of the companies in which they invest and provides strategic guidance and advice.
•Mr. Smith has served as a director and chair of numerous public companies across different industries, playing a key role in helping companies navigate periods of major transformation and deliver on their long-term strategies. He was instrumental in the close of RB Global’s acquisition of IAA and subsequent integration, the successful turnaround and strategic transformation at
Papa John’s International and Darden Restaurants, Inc., Yahoo’s successful transformation to Altaba, and Office Depot’s successful integration following the merger with OfficeMax.
Employment Experience:
•Starboard Value LP
–Managing Member, Chief Executive Officer and Chief Investment Officer (2011-Present)
•Ramius LLC
–Chief Investment Officer for the funds that comprised the Value and Opportunity investment platform (1998-2011)
•The Fresh Juice Company, Inc.
–VP of Strategic Development and Member of the Board of Directors (1996-1998)
•Société Générale
–Financial Analyst, Mergers & Acquisitions (1994-1996)

Strategic Skills and Experience

Executive Leadership & Strategy	Brand Marketing & Sales	Corporate Governance	Digital Technology

Finance	Human Capital Management & Sustainability	Risk Management & Cybersecurity

26	2025 Proxy Statement
Proposal 1 - Election of Directors

Michael E. Sneed Age: 66 Independent Director since: May 2023 Other Public Company Boards: •Wayfair, Inc. (since 2020)
Core Competencies Aligned to Kenvue’s Strategy
•Mr. Sneed has a deep understanding of the consumer health industry from nearly two decades of senior leadership positions across multiple consumer health businesses of Johnson &
Johnson. He has extensive strategic and operational expertise leading global marketing, communication, design, and philanthropy functions, as well as nearly 40 years of experience in the healthcare, consumer, and e-commerce industries.
Career Highlights
•As Executive Vice President, Global Corporate Affairs and Chief Communication Officer of
Johnson & Johnson, Mr. Sneed led the company’s global marketing, communication, design and philanthropy functions, and also served as a member of Johnson & Johnson’s Executive
Committee.
•Mr. Sneed previously held a variety of senior leadership roles at Johnson & Johnson, including
Vice President, Global Corporate Affairs and Chief Communications Officer, Company Group
Chairman, Vision Care Franchise Company Group Chairman, Consumer North America and
several consumer business leadership roles.
•Mr. Sneed currently serves as a board member for Wayfair, Inc., a leading e-commerce furniture and home goods brand in the United States and Canada. He also serves on the board of
Thomas Jefferson University.
Employment Experience:
•Johnson & Johnson (1983-2022)
–Executive Vice President, Global Corporate Affairs & Chief Communications
Officer (2018-2022)
–Vice President, Global Corporate Affairs & Chief Communications Officer (2012-2018)
–Group Chairman, Vision Care Franchise (2007-2011)
–Group Chairman, Consumer North America (2004-2007)
–Global President, Personal Products Company (2002-2004)
–President, McNeil Nutritionals Worldwide (2000-2002)
–Managing Director, McNeil Consumer Nutritionals Europe (1998-2000)
–Vice President, Worldwide Consumer Pharmaceuticals (1995-1998)
–Group Product Director, McNeil Consumer Products (1991-1995)
–Marketing Assistant, Personal Products Company (1983-1991)

Strategic Skills and Experience

Executive Leadership & Strategy	Brand Marketing & Sales	Consumer/ Retail Industry	Corporate Governance

Global & International	Gov’t, Regulatory & Public Policy	Human Capital Management & Sustainability

2025 Proxy Statement	27
Corporate Governance
Board Culture & Governance Practices
As the Board was formed in May 2023 in connection with our initial public offering, our directors, guided by Kenvue’s Purpose and
Values, aligned on our Board’s core purpose — to unleash short- and long-term value creation for Kenvue and all its stakeholders
— and adopted a Board Culture Charter to define the role of our directors, the strategic priorities of the Board, operating norms for the Board and management, and general rules of engagement, in each case thoughtfully designed to further that core purpose.
The Board Culture Charter was developed in collaboration with management, with input gathered from each individual director and from the Board as a whole. The Board Culture Charter helped our Board quickly establish a culture of open dialogue, enable effective information flow, and facilitate communication and constructive feedback among the members of the Board and management.
Additionally, our Board has adopted our Principles of Corporate Governance that, together with our Amended and Restated
Certificate of Incorporation, Amended and Restated Bylaws, and Committee charters, provide a framework for the
Board’s corporate governance practices. These governance documents are available on our website at
investors.kenvue.com/governance. The Principles of Corporate Governance cover a wide range of topics, including the duties and responsibilities of the Board; director qualifications; resignation and mandatory retirement policies; director compensation; share ownership guidelines; succession planning; evaluation of the CEO; director orientation and continuing education; Board and Committee performance evaluations; and Chair succession planning. The Principles of Corporate
Governance are reviewed annually by the Nominating Governance & Sustainability Committee to ensure that our governance practices remain appropriate and continue to meet the needs of Kenvue and our shareholders.
Our Board is steadfast in its belief that the ethical character, integrity, and values of our directors and senior management remain the most important safeguards to corporate governance. The Board has adopted a robust Code of Business Conduct & Ethics for
Board members and executive officers, which is available on our website at investors.kenvue.com/governance. This commitment to ethics and integrity is also reflected in Kenvue’s Purpose and Values.
Our Kenvue Purpose

Realize the extraordinary power of everyday care

Our Kenvue Values

We put people first, standing for what’s right, even when it’s hard.	We care fiercely, delivering the best possible care for those we serve.	We earn trust with science, bringing real solutions into communities, homes and hands.	We solve with courage, unearthing extraordinary breakthroughs in everyday care.

28	2025 Proxy Statement
Corporate Governance

Board Leadership Structure	Independent Board Leadership Structure

Our Board has determined that having an independent director serve as
Chair of the Board is in the best interests of our shareholders at this time and supports effective risk oversight. Larry J. Merlo has served as our independent Board Chair since the establishment of our public company
Board in May 2023.
Our Board believes that its leadership structure creates an appropriate balance between strong and consistent leadership and effective independent oversight of the Company. As a newly public company, the Board felt it was appropriate to separate the roles of Chair and CEO to give Mr. Mongon an opportunity to focus on the day-to-day management of the business and on executing our strategic priorities, while allowing Mr. Merlo to focus on leading the Board and facilitating the Board’s independent oversight. In his role as
Chair, Mr. Merlo:
•Monitors and provides feedback to management on the quality and quantity of information provided by management to the Board;
•Participates in setting, and approves, the agenda for each Board meeting;
•Calls meetings of the Board and independent directors and presides at all
Board meetings and executive sessions of independent directors;
•Presides at all shareholder meetings;
•Communicates with the CEO after each executive session of
independent directors to provide feedback and effectuate the decisions and recommendations of the independent directors;
•Acts as liaison between the independent directors and the CEO and management on a regular basis and on sensitive/critical issues;
•Leads the annual performance evaluation of the CEO;
•Oversees the annual evaluation of the Board;
•Oversees CEO succession planning, in consultation with the
Compensation & Human Capital Committee; and
•Represents the Board in communications with shareholders or other stakeholders, including meeting with shareholders, as needed.

Larry J. Merlo Independent Chair of the Board

Independent Committee Chairs

Melanie L. Healey Chair of the Nominating, Governance & Sustainability Committee

Betsy D. Holden Chair of the Compensation & Human Capital Committee

Vasant Prabhu Chair of the Audit Committee

Considering the extensive duties of our Board Chair, under our Principles of Corporate Governance, our Chair may not serve as chair, lead director, or CEO at another public company, unless approved by the full Board upon recommendation from the
Nominating, Governance & Sustainability Committee.
Our Amended and Restated Bylaws and Principles of Corporate Governance provide our Board with flexibility to separate or combine the roles of the CEO and Chair when and if it believes it is advisable and in the best interest of Kenvue shareholders to do so. Our fully independent Nominating, Governance & Sustainability Committee evaluates our leadership structure on an annual basis, including whether the roles of the CEO and Chair should be held by one individual or should be separated and whether the Chair of the Board should be an independent director. The annual review includes a discussion of the effectiveness of the current board leadership structure, the qualifications and experience of the Chair and any Board and shareholder feedback on the structure. The Nominating, Governance & Sustainability Committee and Board believe that our current leadership structure is in the best interest of the Company and its shareholders at this time.

2025 Proxy Statement	29
Corporate Governance
Director Independence
Our Board assesses the independence of each director at least annually and has determined that all directors, with the exception of Mr. Mongon, qualify as “independent” in accordance with the listing standards of the New York Stock Exchange (“NYSE”) and the heightened requirements under our “Standards of Independence” in our Principles of Corporate Governance. To be considered independent, the Board must determine that a director meets the independence requirements of the NYSE, does not have any appearance of a conflict, and does not have any direct or indirect material relationship with Kenvue.
Highlights of our Board’s independence include:

•Independent Board: all directors are independent other
than the CEO
•Independent Committees: each member of the Board’s
Audit Committee, Compensation & Human Capital
Committee, and Nominating, Governance & Sustainability
Committee is independent
•Heightened Committee Independence: Audit Committee
and Compensation & Human Capital Committee members
meet the NYSE heightened independence requirements

•Independent Board and Committee Chairs: the
Chair of the Board and each chair of our Board’s
standing Committees are independent
•Independent Executive Sessions: the Board and
each Committee hold executive sessions with only
independent directors present at each regularly
scheduled quarterly meeting
•Agenda Preparation: Board and Committee agendas
are prepared by the independent chairs, in consultation
with management

Mr. Mongon is not independent because he serves as our Chief Executive Officer. Peter Fasolo and Joseph Wolk, former directors who resigned from our Board in December 2024, were not independent in light of their relationships to our former parent, J&J.
On March 5, 2025, we entered into the Cooperation Agreement with Starboard. The Cooperation Agreement is described in
“Proposal 1 - Election of Directors” on page 10. One of our directors, Mr. Smith, is a Managing Member and the Chief Executive
Officer and Chief Investment Officer of Starboard. Our Board agreed that, pursuant to the Cooperation Agreement, it would include
Ms. Hofstetter, Ms. Mann and Mr. Smith in our slate of recommended director nominees standing for election at the Annual
Meeting. Based on the Nominating, Governance & Sustainability Committee’s recommendation and its own review, our Board determined that each of Ms. Hofstetter, Ms. Mann and Mr. Smith is an independent director under the listing standards of the NYSE and our “Standards of Independence” in our Principles of Corporate Governance, notwithstanding the Cooperation Agreement.
In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and with J&J and all other facts and circumstances our Board deemed relevant, including those relationships described under the section titled “Certain Relationships and Related Person Transactions”.
Board Meeting Attendance
The Board held fourteen meetings in 2024. Each director attended at least 75% of the aggregate of the total number of 2024 meetings of the Board and of each Committee on which he or she served. All directors attended our 2024 Annual Meeting of
Shareholders. All director nominees are required to attend our Annual Meeting, absent extenuating circumstances.

30	2025 Proxy Statement
Corporate Governance
Committees of the Board
The Board has a standing Audit Committee, Compensation & Human Capital Committee, and Nominating, Governance &
Sustainability Committee. The Board has adopted a written charter for each Committee and these charters are available on
Kenvue’s website at investors.kenvue.com/governance.
Although the Board historically appointed an Executive Committee as a standing committee, Kenvue has not found it necessary to convene any meetings of the Executive Committee over the past year, preferring to engage the entire Board in actions appropriate for Board consideration and action. Accordingly, in March 2025, the Executive Committee was eliminated by the Board as a standing committee of Kenvue.

Audit Committee Vasant Prabhu (Chair) Richard E. Allison, Jr. Tamara S. Franklin[1] Seemantini Godbole Sarah Hofstetter[2] Kathleen M. Pawlus[3] Meetings Held in 2024: 9
Responsibilities:
•Overseeing financial management, accounting, and reporting processes and practices;
•Appointing, retaining, compensating, and evaluating our independent auditor;
•Overseeing Kenvue’s internal audit organization, reviewing its annual plan, and reviewing results of its audits;
•Overseeing the quality and adequacy of Kenvue’s internal accounting controls over financial reporting;
•Reviewing and monitoring Kenvue’s financial reporting compliance and practices, including Kenvue’s disclosure controls and procedures; and
•Discussing with management the policies and processes used to assess and manage
Kenvue’s exposure to risk, including assisting the Board in overseeing Kenvue’s policies and risk management programs related to financial management and disclosure, accounting, financial reporting, tax and treasury.
The Board has determined that all Audit Committee members are considered independent under the heightened NYSE independence standards and that Mr. Prabhu is an “audit committee financial expert” as that term is defined under SEC rules.

(1)This director is not a director nominee and her term will expire at the Annual Meeting.
(2)This director joined the Audit Committee in March 2025.
(3)This director joined the Audit Committee in August 2024.

2025 Proxy Statement	31
Corporate Governance

Compensation & Human Capital Committee Betsy D. Holden (Chair) Richard E. Allison, Jr. Larry J. Merlo Kirk L. Perry[1] Jeffrey C. Smith[2] Meetings Held in 2024: 6
Responsibilities:
•Establishing Kenvue’s executive compensation philosophy and principles;
•Reviewing and approving the compensation for the Chief Executive Officer and other executive officers;
•Setting the composition of the group of peer companies used for comparison of executive compensation;
•Overseeing Kenvue's long-term incentive plan;
•Overseeing the design and management of the various savings as well as health and benefit plans that cover Kenvue’s employees;
•Overseeing Kenvue’s human capital management practices;
•Reviewing succession plans and talent development relating to the positions of the CEO and other positions on the Kenvue Leadership Team; and
•Reviewing the compensation for Kenvue’s non-employee directors and recommending compensation for approval by the full Board.
The Board has determined that all Compensation & Human Capital Committee members are considered independent under the heightened NYSE independence standards.

(1)This director joined the Compensation & Human Capital Committee in December 2024.
(2)This director joined the Compensation & Human Capital Committee in March 2025.

32	2025 Proxy Statement
Corporate Governance

Nominating, Governance & Sustainability Committee Melanie L. Healey (Chair) Tamara S. Franklin[1] Seemantini Godbole Erica L. Mann[2] Larry J. Merlo Kirk L. Perry[2] Meetings Held in 2024: 4
Responsibilities:
•Overseeing matters of corporate governance, including the evaluation of the policies and practices of the Board;
•Reviewing potential candidates for the Board and recommending director nominees to the Board for approval;
•Overseeing compliance with applicable laws, regulations, and the Company’s policies and risk management programs related to product quality, product safety, supply chain resiliency, environmental matters, privacy, and cybersecurity;
•Supporting and assisting the Kenvue Board in overseeing Kenvue’s sustainability strategy, policies, programs and commitments and receiving regular updates from management regarding such activities;
•Reviewing and recommending director orientation and continuing education programs for Board members;
•Overseeing the process for performance evaluations of the Board and its Committees;
•Evaluating any questions of possible conflicts of interest for the Board members;
•Overseeing compliance with Kenvue’s Code of Business Conduct & Ethics for Board members and executive officers; and
•Evaluating the Board leadership structure on an annual basis.
The Board has determined that each of the members of the Nominating, Governance &
Sustainability Committee is independent under the rules of the NYSE.

(1)This director is not a director nominee and her term will expire at the Annual Meeting.
(2)This director joined the Nominating, Governance & Sustainability Committee in March 2025.

2025 Proxy Statement	33
Corporate Governance
Board and Committee Evaluations
Our Board, Audit Committee, Compensation & Human Capital Committee, and Nominating, Governance & Sustainability
Committee conduct self-evaluations annually to help ensure effective performance and to identify opportunities for improvement. As described in more detail above in “Board Culture & Governance Practices”, our Board has developed and adopted a framework for board operations, our Board Culture Charter, which helps inform our Board and Committee evaluations. The evaluations are intended to facilitate an examination and discussion by the entire Board and each Committee of its effectiveness as a group in fulfilling its requirements and other responsibilities and to assess if the Board and Committees are living into the values and principles of our Board Culture Charter. The Nominating, Governance & Sustainability Committee is responsible for developing and overseeing the process for conducting evaluations.
We conducted our 2024 annual Board and Committee evaluations, as follows:

1	Scope and format of evaluations
As a first step, the Nominating, Governance & Sustainability Committee developed our evaluation process, including the questionnaires used by the Board and each Committee. The Nominating, Governance & Sustainability Committee recommended to the Board, and the Board approved, the 2024 Board and Committee self-evaluation process.

2	Self-evaluation
Once the format and content of the evaluation was approved, the self-evaluations were conducted under the oversight of the
Nominating, Governance & Sustainability Committee, and for each Committee, led by the respective Committee Chair. As part of the evaluation, each director received questionnaires related to the full Board and their relevant Committees that asked them to consider various topics related to Board and Committee effectiveness and responsibilities, as well as satisfaction with the schedule, agendas, materials and discussion topics. Each director prepared responses to the questionnaires for discussion.

3	Review sessions
The directors discussed their responses to the questionnaires in one-on-one private sessions with the Board Chair, in executive sessions of each Committee, as well as in an executive session of the full Board. Directors discussed areas of strength and opportunities, with a view towards taking action to address any issues presented.

4	Ongoing Board feedback
In addition to the annual self-evaluations, the Board evaluates its oversight of our business on an ongoing basis, and, in accordance with our Board Culture Charter, regularly provides feedback to management. During executive sessions, the independent directors raise and consider agenda topics that they believe deserve additional focus and topics to be addressed in future meetings. The Chair provides feedback to the CEO after each executive session of independent directors to effectuate the decisions and recommendations of the independent directors.
The Nominating, Governance & Sustainability Committee will continue to refine and oversee our processes for Board and
Committee self-evaluations annually and as appropriate.

34	2025 Proxy Statement
Corporate Governance
Board Oversight Responsibilities
Oversight of Strategy
Overseeing the Company’s short- and long-term corporate strategy is one of the Board’s primary areas of focus. Our directors’
expertise in strategy development and significant experience in the consumer packaged goods and retail industries are critical to the effective evaluation and oversight of our company strategy. The Board has developed robust practices to execute its oversight responsibilities:
•At the beginning of each fiscal year, the Board conducts an extensive review of the Company's annual and long-term strategic plans, financial targets, and plans for achieving those targets. Over the course of the year, the Board receives regular updates on the Company’s financial performance against the financial targets and its progress towards its strategic objectives.
•Board meeting agendas throughout the year include significant time allocated to review and discuss our long-term strategy, including risks, market trends, and key areas of opportunity. These discussions help the Board ensure that we are making progress toward our long-term strategic goals and gives the Board the opportunity to provide thoughtful and candid feedback about our strategic direction.
•The Board reviews and provides thoughtful insights on our capital allocation strategy, including any capital returns to shareholders through dividends or share repurchase plans and any significant capital investments.
•Independent directors hold regularly scheduled executive sessions without management present to discuss Company performance and review long-term strategy. These meetings are led by the independent Chair of the Board.
•The Board considers feedback from our shareholders to ensure that our short- and long-term strategies are appropriately designed to promote sustainable, profitable growth.
•The Board consults with external advisors to understand outside perspectives on the risks and opportunities facing our Company.
Oversight of Risk Management
The Board recognizes that sound risk management is integral to the achievement of our strategic objectives. The Board is responsible for the oversight of enterprise-level risk management and for ensuring that management has processes in place to appropriately identify and manage risk. The Board exercises its risk oversight throughout the year, both at the full-Board level and through its Committees, which are comprised solely of independent directors. While the Board and its Committees oversee key risk areas, management is charged with the day-to-day management of risk.
We have developed internal processes that facilitate the identification and management of risks and regular communication with the Board. These processes include a robust enterprise risk management (“ERM”) framework that is designed to identify, assess and monitor risks that may have a significant impact on our business. The ERM framework informs our strategic planning activities through a collaborative risk management environment that proactively identifies and prioritizes our strategic, preventable, and external risks (including new or changing regulations). The ERM framework enables a clear understanding of the top risks and the exposure they have to our performance and strategic decisions. The ERM framework is reviewed annually as part of a risk assessment that is presented to our Board. The ERM framework is available on our website at
investors.kenvue.com/governance.

2025 Proxy Statement	35
Corporate Governance
Our ERM framework describes the roles and responsibilities of the Integrated Risk Management Council, a cross-functional group of senior enterprise risk leaders, which meets regularly to review and discuss significant risk facing our business. Our Integrated
Risk Management Council proactively identifies, assesses and prioritizes key or emerging risks, which are then escalated to senior management as needed and reported to the relevant Committee or our Board. Our approach to risk management is integrated across all levels of the organization as follows:

Full Board of Directors

•Oversees enterprise-level risk management including strategic, operational, compliance, financial, litigation and regulatory, environmental, social, privacy and cybersecurity risks and CEO succession planning on an ongoing basis.
•Delegates certain oversight duties to each Board Committee based on that Committee’s expertise. The Board’s
Committees, after each regularly scheduled Committee meeting, report to the full Board with updates on their areas of designated risk oversight responsibilities.
•Reviews feedback from shareholders to ensure it understands shareholder perspective and concerns.

Committee’s Risk Oversight Responsibilities

Audit Committee •Financial management and disclosure •Accounting •Financial reporting •Tax and treasury •Litigation and regulatory matters •Global Audit & Assurance	Compensation & Human Capital Committee •Executive compensation programs •Incentive compensation programs •Human capital management •Leadership Team succession planning •Recoupment policies
Nominating, Governance &
Sustainability Committee
•Corporate governance structures
•Product quality & safety
•Privacy & cybersecurity
•Sustainability
•Supply chain resiliency and
environmental matters
•Board performance & succession
planning

Management

•The responsibility for day-to-day management of risk lies with Kenvue management. The Kenvue Leadership Team sets the strategic vision and priorities of the Company, promotes risk governance and drives accountability at all levels.
Members of the Kenvue Leadership Team responsible for the management of key risk areas present directly to the Board and its Committees regularly throughout the year.
•Our Integrated Risk Management Council is a cross-functional group of senior enterprise risk leaders, which meets regularly to review and discuss the significant risks facing our business. The Integrated Risk Management Council proactively identifies, assesses, and prioritizes key or emerging risks which are then escalated to the Kenvue Leadership
Team and reported to the Board or relevant Committee.
•Management also has processes in place to notify the full Board when material risks develop that could have an immediate impact on the Company and its reputation, such as material developments in significant litigation, significant governmental or regulatory inquiries, or significant cybersecurity matters.

36	2025 Proxy Statement
Corporate Governance
Oversight of Cybersecurity
Given the importance of cybersecurity to our business and our stakeholders, our Board and Nominating, Governance &
Sustainability Committee are actively engaged in the oversight of our cybersecurity program. Our process for assessing, identifying, and managing material risks from cybersecurity threats is integrated into our broader ERM framework. The ERM framework is reviewed annually as part of a risk assessment that is presented to our Board. Our cybersecurity organization continually evaluates and addresses cybersecurity risk in alignment with our business objectives to address the evolving regulatory landscape and emerging risks, including those resulting from geopolitical shifts and technological innovations such as the growth of cloud technologies and artificial intelligence. Our cybersecurity organization employs automation, and engages our internal audit function and a range of external consultants and other expert third parties in connection with the evaluation and management of cybersecurity risk and the maturation of our cybersecurity program.
The Nominating, Governance & Sustainability Committee is responsible for assisting the Board with respect to oversight of privacy and cybersecurity risks. The Nominating, Governance & Sustainability Committee receives reports from, and meets at least twice a year and as needed with, the Chief Information Security Officer (“CISO”) and the Chief Privacy Officer. The CISO and Chief Privacy
Officer inform the Nominating, Governance & Sustainability Committee, which in turn informs our Board, of risks from cybersecurity threats during such meetings. The Nominating, Governance & Sustainability Committee reports to our full Board following each of its regularly scheduled meetings at a minimum and reviews with our Board significant issues or concerns that arise at Nominating,
Governance & Sustainability Committee meetings.
Oversight of Human Capital and Succession Planning
The Board considers effective employee recruitment, development, engagement, and succession planning to be critical to executing our strategy and ensuring our competitive success over the long-term. The Board reviews the Company’s human capital strategy, in support of its business strategy, at least annually and frequently discusses talent issues at its meetings.
The Compensation & Human Capital Committee provides oversight on a variety of human capital management topics.
Management regularly updates the Compensation & Human Capital Committee on key talent indicators for the overall workforce, including recruiting, talent development, and employee engagement metrics to ensure that Kenvue is appropriately mitigating the risk of loss or disengagement of critical talent. The Compensation & Human Capital Committee also regularly reviews employee surveys to assess our success in developing and fostering a culture that is aligned with our Purpose and Values and focused on driving performance, impact, and accountability. The Compensation & Human Capital Committee reports to our full Board following each of its regularly scheduled meetings and reviews with our Board significant issues or concerns that arise at Compensation &
Human Capital Committee meetings.
Additionally, the Board oversees CEO succession planning. Annually, the Board reviews succession plans for the CEO including an assessment of senior executives, their potential as successors to the CEO and any development plans for such executives. The
Board also considers succession plans for other critical senior executive roles, such as members of the Kenvue Leadership Team.
In support of our commitment to talent development, throughout the year, high-potential leaders are given exposure and visibility to
Board members through formal presentations and at informal events. This engagement gives the Board insight into the Company’s talent pool and our leaders’ succession plans.
Oversight of our ESG Strategy
Our full Board is ultimately responsible for oversight of our ESG impacts, risks and opportunities and ensuring our ESG priorities and commitments are integrated into the Company’s long-term strategy. On an annual basis, the full Board receives an in-depth update on the Company’s ESG strategy, which we call our “Healthy Lives Mission”. After each regularly scheduled Committee meeting, the Committees report to the full Board with updates on their areas of designated ESG oversight responsibilities. For example, the Nominating, Governance and Sustainability Committee oversees and provides updates to the Board on governance, sustainability, nature and human rights-related strategies and risks, and the Compensation & Human Capital Committee oversees and provides updates to the Board on human capital management strategies and risks.

2025 Proxy Statement	37
Corporate Governance
Additionally, we have established a cross-functional ESG Steering Committee, which is comprised of functional subject matter experts and leaders across our organization that meet regularly to help us effectively execute against our ESG priorities. The ESG
Steering Committee tracks our key initiatives and reports our progress regularly to the Kenvue Leadership Team. Twice a year, we share our progress with the Nominating, Governance & Sustainability Committee. The Nominating, Governance & Sustainability
Committee also discusses with management any significant reports or public statements relating to sustainability or ESG matters.
Shareholder Engagement
We are committed to fostering ongoing, open, and constructive communication with our shareholders. As part of our off-season shareholder engagement efforts, in 2024 we reached out to our largest institutional holders, representing approximately 50% of our common stock outstanding, and held discussions with all shareholders who accepted our offer of a meeting, representing approximately 43% of our common stock outstanding.
Members of our Board and senior company leaders participated in these engagements. In these discussions, we received valuable insights and feedback, which were relayed to the Board and relevant Committees and helped inform their discussions.
Key themes discussed with our shareholders included:

•Board leadership, independence, composition
and culture
•Board oversight of strategy and risk
•Board refreshment and board and management
succession planning
•Executive compensation & performance metrics
•ESG strategy and reporting •Litigation •Product quality & safety

We maintain a year-round shareholder engagement program under the Board’s oversight to further enhance and deepen our relationship with our shareholders.

Summer	Fall/Winter	Spring

•Review results from
Annual Meeting of Shareholders
•Share investor feedback
with Board of Directors and
relevant Committees
•Evaluate proxy season trends,
corporate governance best
practices, regulatory
developments and our
current practices
	•Conduct outreach to top investors to discuss governance, executive compensation, and sustainability matters •Share investor feedback with Board and relevant Committees	•Publish Annual Report and Proxy Statement •Conduct outreach to top investors to discuss important items to be considered at the Annual Meeting of Shareholders •Hold the Annual Meeting of Shareholders

38	2025 Proxy Statement
Corporate Governance
Other Governance Policies
Director Onboarding and Continuing Director Education
The Board considers it important that all directors be well informed about the Company and the Company’s industry, as well as about relevant legal, regulatory and governance matters. Following appointment to the Board, we provide multiple new director orientation sessions to facilitate a seamless onboarding experience and to educate the new director about our business, strategy, risks, and key policies, as well as legal, compliance, and regulatory matters. The onboarding process includes a combination of written materials, presentations, and meetings with members of the Board and management, resulting in a highly interactive process.
Additionally, the Company reimburses directors for reasonable amounts incurred to join professional organizations for public company directors, to attend director or governance conferences or programs, or to pursue other opportunities for director education. The Nominating, Governance & Sustainability Committee also reviews and recommends, as appropriate, director orientation and continuing education programs for members of the Board.
Overboarding Policy
Our overboarding policy establishes that a director who serves as a chief executive officer (or other executive officer) should not serve on more than one outside public company board (other than their home board), including Kenvue, without the prior approval of the Board. Other directors should not serve on more than four public company boards (including the Kenvue Board) without the prior approval of the Board.
Term Limits and Mandatory Retirement
We do not believe that our directors should be subject to term limits. Due to the complexity of the business of the Company, we value the increasing insight which a director is able to develop over a period of time. However, renomination to the Board is based on an assessment of each director’s performance and contribution and is not automatic.
The Board has set a mandatory retirement age of 75 for directors. The Board may approve a waiver to this mandatory retirement age if it deems such waiver to be in the best interests of the Company.
Communications with our Board
Shareholders or other interested parties may contact our Board or one or more of our directors with issues or questions about
Kenvue by mailing correspondence to our Corporate Secretary at our Summit headquarters at 1 Kenvue Way, Summit, New Jersey
07901 or by sending an email to chair@kenvue.com. The Corporate Secretary will review incoming communications directed to our Board and, if appropriate, will forward such communications to the appropriate member(s) of our Board or, if none is specified, to our Board Chair. We will generally not forward a communication that is primarily commercial in nature, is improper, profane or offensive, or is a request for general information about Kenvue.

2025 Proxy Statement	39
Director Compensation
We provide competitive compensation to our non-employee directors that enables us to attract and retain high quality directors and fosters their ownership of Kenvue equity, which further aligns their interests with those of our shareholders. Our Compensation &
Human Capital Committee annually reviews compensation levels for non-employee directors, informed by a summary of director compensation trends and a competitive analysis of peer company director compensation levels and practices, prepared by its independent compensation consultant. The Compensation & Human Capital Committee makes recommendations to the Board on the compensation of non-employee directors.
Our 2024 non-employee director compensation program consisted of the following:
•an annual cash retainer for each non-employee director of $100,000;
•an annual grant of deferred stock units (“DSUs”) for each non-employee director with a grant value of $180,000 (rounded down to the nearest whole DSU);
•an additional annual cash retainer for the chairs of the Audit, Compensation & Human Capital and Nominating, Governance &
Sustainability Committees of $30,000, $25,000 and $25,000, respectively; and
•an additional annual retainer for the non-executive Chair of the Kenvue Board of $200,000, paid 50% in cash and 50% in additional DSUs.
Cash retainers are paid in equal quarterly installments and DSUs are generally granted on the date of our annual shareholder meeting. Non-employee directors are also permitted to elect to convert their cash retainers into additional DSUs.
DSUs immediately vest upon grant and will generally be payable in Kenvue shares following the time the non-employee director departs the Board. Non-employee directors who join the Board between annual meetings will have their annual cash retainers and
DSU grant for the term prorated.
Directors who are also employees of Kenvue or any of Kenvue’s subsidiaries or affiliates do not receive any additional compensation for their service as directors.
DSUs are administered under the Kenvue Inc. Amended and Restated Deferred Fee Plan for Directors (the “Deferred Fee Plan”),
which generally provides under the terms described above, that dividend equivalents will be credited to DSUs in the form of additional DSUs and that directors may elect to receive payment in respect of DSUs in a lump sum or in five or ten annual installments following their departure from the Board.

40	2025 Proxy Statement
Director Compensation
2024 Director Compensation Table

Name	Fees Earned or Paid in		All Other Compensation ($)	Total ($)
	Cash ($)(1)	Stock Award ($)(2)
Larry J. Merlo	200,000	279,994	—	479,994
Richard E. Allison, Jr.(3)	100,000	179,995	—	279,995
Peter M. Fasolo(4)	92,308	179,995	—	272,303
Tamara S. Franklin	100,000	179,995	—	279,995
Seemantini Godbole	100,000	179,995	—	279,995
Melanie L. Healey	125,000	179,995	—	304,995
Betsy D. Holden	125,000	179,995	—	304,995
Kathleen M. Pawlus	37,637	138,566	—	176,203
Kirk L. Perry(3)	7,967	85,298	—	93,265
Vasant Prabhu	130,000	179,995	—	309,995
Michael E. Sneed	100,000	179,995	—	279,995
Joseph J. Wolk(4)	92,308	179,995	—	272,303
(1)Includes annual retainer for each director and additional retainers for directors who serve as the independent Chair or as the chair of a Committee.
(2)Includes the grant date fair value of 9,259 DSUs granted to each director (except for Ms. Pawlus and Mr. Perry) as their annual award. Includes the grant date fair value of 6,424 DSUs granted to Ms. Pawlus and 3,516 DSUs granted to Mr. Perry as their annual awards. Ms. Pawlus and
Mr. Perry joined our Board effective August 15, 2024, and December 1, 2024, respectively, and their annual awards were prorated based on the number of days that each director will serve on our Board before our Annual Meeting. For Mr. Merlo, includes the grant date fair value of an additional 5,144 DSUs, granted for his service as independent Chair. Grant date fair value was calculated in accordance with Financial
Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The number of DSUs granted was calculated based on Kenvue’s closing stock price on the date of grant.
(3)This director elected to receive additional DSUs in lieu of cash.
(4)Mr. Fasolo and Mr. Wolk resigned from our Board effective as of December 1, 2024.

2025 Proxy Statement	41
Director Compensation
2024 Deferred Compensation Balances
As of December 29, 2024, the aggregate number of DSUs held in each non-employee Director’s Deferred Fee Account, including mandatory deferrals, any elective fee deferrals, and accrued dividend equivalents, was as follows:

Name	Deferred Share Units (#)
Larry J. Merlo	27,220
Richard E. Allison, Jr.	22,318
Peter M. Fasolo	—
Tamara S. Franklin	17,498
Seemantini Godbole	17,498
Melanie L. Healey	17,498
Betsy D. Holden	17,498
Kathleen M. Pawlus	6,479
Kirk L. Perry	3,846
Vasant Prabhu	17,498
Michael E. Sneed	17,498
Joseph J. Wolk	6,452
Stock Ownership Guidelines
The Board has implemented stock ownership guidelines pursuant to which each non-employee director must hold shares of
Kenvue common stock or its economic equivalent (including DSUs) with a market value of at least five times the annual cash retainer (or $500,000). In accordance with Kenvue’s Deferred Fee Plan, all DSUs must be retained until the individual’s departure from the Board. With respect to any shares acquired by a non-employee director outside of the Deferred Fee Plan, the non-employee director must hold such shares until the stock ownership requirement is met. As of December 29, 2024, all directors were in compliance with our stock ownership guidelines.
The Compensation & Human Capital Committee will review Kenvue’s non-employee director compensation program and stock ownership guidelines annually.
Policy Against Hedging, Pledging and Short-Selling
In accordance with our Insider Trading Policy (as defined below), directors of Kenvue are prohibited from pledging, entering into hedging arrangements, short-selling or transacting in derivative instruments linked to the performance of Kenvue securities.
Insider Trading Policy
We have adopted a Stock Trading Policy for Directors, Executive Officers and Insiders (the “Insider Trading Policy”) governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees, or Kenvue itself, that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to the full text of such policy, a copy of which is filed with the Company’s Annual Report on Form 10-K for the year ended December 29, 2024 as
Exhibit 19.

42	2025 Proxy Statement
Executive Officers
The following table sets forth the name, age and position of the individuals who serve as our executive officers, followed by a biography of each executive officer.

Name	Age	Position
Thibaut Mongon	55	Chief Executive Officer and Director
Luani Alvarado	59	Chief People Officer
Russell Dyer	44	Chief Corporate Affairs Officer
Charmaine England	53	Chief Growth Officer
Carlton Lawson	56	Group President, EMEA & Latin America
Jan Meurer	53	Group President, North America
Matthew Orlando	49	General Counsel
Paul Ruh	58	Chief Financial Officer
Meredith (Meri) Stevens	62	Chief Operations Officer
Bernardo Tavares	57	Chief Technology & Data Officer
Caroline Tillett	53	Chief Scientific Officer
Ellie Bing Xie	56	Group President, Asia Pacific
Thibaut Mongon The biography of Mr. Mongon is set forth under the section “Director Nominees”.
Luani Alvarado has served as Chief People Officer of Kenvue and as a member of the Kenvue Leadership Team since May 2023.
Ms. Alvarado previously served as Global Leader, Human Resources, Consumer Health at Johnson & Johnson, where she was a member of the Consumer Health Leadership Team and the Human Resources Executive Committee. Ms. Alvarado joined Johnson
& Johnson in 2005 and held various human resources leadership positions during her tenure. Prior to joining the Consumer Health sector, she served as Global Head of HR for Johnson & Johnson External Innovation, Global Head of HR for Medical Devices,
Global Head of HR for Orthopaedics, Johnson & Johnson Chief Talent Officer and Global Head of HR for Ethicon. Prior to joining
Johnson & Johnson, Ms. Alvarado worked in human resources at Bristol-Myers Squibb and Dow Chemical.
Russell Dyer has served as Chief Corporate Affairs Officer of Kenvue and as a member of the Kenvue Leadership team since May
2024. Prior to this position, Mr. Dyer held progressive leadership positions at Mondelēz International since October 2015, most recently serving as Senior Vice President, Chief Communications Officer and Head of Public & Government Affairs. Before
Mondelēz International, Mr. Dyer served as Vice President, Corporate Affairs at Kraft Foods Group in 2015, prior to the company’s merger with The H.J. Heinz Company, and as Director in the consumer practice at Weber Shandwick from 2006 until 2012, where he was responsible for developing strategic public relations, social media, and integrated marketing programming for a wide range of consumer brands and several top-tier CPG companies.
Charmaine England has served as Chief Growth Officer of Kenvue and as a member of the Kenvue Leadership Team since
January 2024. Prior to this position, she was Area Managing Director for the United Kingdom & Northern Europe at Kenvue from
May 2023. Ms. England joined Johnson & Johnson in 2019 and previously served as Area Managing Director for the United
Kingdom & Northern Europe, and as Managing Director, Pacific. Ms. England brings two decades of experience as a Managing
Director and global senior executive. Prior to joining Johnson & Johnson, Ms. England was the Executive General Manager –
Contract Manufacture at Pact Group Holdings and held senior roles at Unilever and Lion (Kirin).
Carlton Lawson has served as Group President, Europe, Middle East and Africa & Latin America of Kenvue since January 2024 and as a member of the Kenvue Leadership Team since May 2023. Prior to this position, he was Group President, Europe, Middle
East and Africa at Kenvue from May 2023. Mr. Lawson previously served as Company Group Chairman, Europe, Middle East and
Africa, Consumer Health at Johnson & Johnson, where he was a member of the Consumer Health Leadership Team. Mr. Lawson rejoined Johnson & Johnson in 2019 as the Area Managing Director, Northern Europe, Consumer Health, after having worked in the Consumer Health sector at Johnson & Johnson earlier in his career. Prior to rejoining Johnson & Johnson, Mr. Lawson served as Head of Global Categories and as Area Managing Director, Northern Europe, both at GSK Consumer Health, and as Marketing
Director for Pfizer’s Consumer Healthcare business in the United Kingdom and Ireland. Mr. Lawson started his career in Warner
Lambert’s Consumer Healthcare division.

2025 Proxy Statement	43
Executive Officers
Jan Meurer has served as Group President, North America of Kenvue since January 2024 and as a member of the Kenvue
Leadership Team since May 2023. Prior to this position, he was Chief Growth Officer of Kenvue from May 2023. Mr. Meurer previously served as Global Head of Strategy, Consumer Health at Johnson & Johnson, where he was a member of the Consumer
Health Leadership Team. Mr. Meurer joined Johnson & Johnson in 2015 and previously served as President, Johnson & Johnson
Southeast Asia and as Area Managing Director Central Europe, Consumer Health. Prior to joining Johnson & Johnson in 2015, Mr.
Meurer held senior positions at Procter & Gamble, PGT Healthcare and Siemens Technologies. Mr. Meurer served on the board of directors of the US-ASEAN Business Council; the Global Self-Care Federation; the Association of the European Self-Care Industry;
the German Cosmetic, Toiletry, Perfumery and Detergent Association; and the German Brands Association.
Matthew Orlando has served as General Counsel of Kenvue and as a member of the Kenvue Leadership Team since May 2023.
Mr. Orlando previously served as General Counsel, Consumer Health at Johnson & Johnson, where he was a member of the
Consumer Health Leadership Team, the Law Department Executive Committee and the General Counsel Global Functions
Leadership Team. Mr. Orlando joined Johnson & Johnson in 2007 and previously served as Corporate Secretary and Worldwide
Vice President, Corporate Governance and has held a variety of legal leadership positions, including serving as General Counsel,
Global Consumer Medical Devices and as a member of the Law Department Management Committee. Prior to joining Johnson &
Johnson in 2007, Mr. Orlando worked for UCB in Brussels as well as law firms in Australia.
Paul Ruh has served as Chief Financial Officer of Kenvue and as a member of the Kenvue Leadership Team since May 2023. Mr.
Ruh joined Johnson & Johnson in 2017 and previously served as Chief Financial Officer, Consumer Health, where he was a member of the Consumer Health Leadership Team. Prior to joining Johnson & Johnson in 2017, Mr. Ruh worked at PepsiCo, where he started as Director of Strategy and Planning and proceeded to hold several financial leadership positions, including CFO of Latin
America, CFO of Pepsi Beverages America and CFO of PepsiCo Foodservice. Prior to joining PepsiCo, Mr. Ruh worked at
McKinsey & Company as a member of the Corporate Finance Practice in Mexico City and Santiago de Chile and as a manager at
Procter & Gamble in Financial Analysis, Product Supply Finance and Treasury in Mexico City.
Meredith (Meri) Stevens has served as Chief Operations Officer of Kenvue and as a member of the Kenvue Leadership Team since May 2023. Ms. Stevens joined Johnson & Johnson in 2015 and previously served as Worldwide Vice President, Consumer
Health Supply Chain and Delivery and as a member of the Consumer Health Leadership Team. Ms. Stevens previously led Supply
Chain Strategy and Deployment at Johnson & Johnson. Prior to joining Johnson & Johnson in 2015, Ms. Stevens served as Chief
Supply Chain Officer at Newell Rubbermaid and held operations and procurement leadership positions at Tyco, Bertelsmann, Knoll and General Electric. Ms. Stevens currently serves on the Advisory Board of the Smithsonian Science Education Center.
Bernardo Tavares has served as Chief Technology & Data Officer of Kenvue and as a member of the Kenvue Leadership Team since May 2023. Mr. Tavares joined Johnson & Johnson in 2012 and previously served as Chief Information Officer, Consumer
Health and was a member of the Consumer Health Leadership Team and the Technology Leadership Team. Mr. Tavares previously led the Consumer Health IT organization in Latin America and the Consumer Health and Consumer Medical Devices IT Portfolio
and Project Office worldwide at Johnson & Johnson. Prior to joining Johnson & Johnson in 2012, Mr. Tavares held several IT leadership positions at Unilever and IBM. Mr. Tavares is currently a Data Research Advisory Board member for MIT Center for
Information Systems Research and a member of the Hispanic Information Technology Executive Council.
Caroline Tillett has served as Chief Scientific Officer of Kenvue and as a member of the Kenvue Leadership Team since May
2023. Dr. Tillett joined Johnson & Johnson in 2019 and previously served as Global Head, R&D, Consumer Health. Prior to joining
Johnson & Johnson in 2019, Dr. Tillett served as Vice President of Consumer R&D at GSK and held leading roles in the formation of consumer health joint ventures between GSK and Novartis, and GSK and Pfizer.
Ellie Bing Xie has served as Group President, Asia Pacific of Kenvue and as a member of the Kenvue Leadership Team since
May 2023. Ms. Xie previously served as Company Group Chairman, Asia Pacific, Consumer Health at Johnson & Johnson, where she was a member of the Consumer Health Leadership Team. Ms. Xie joined Johnson & Johnson in 2015 as President, Consumer
Health China and has more than 20 years of experience in areas such as brand management, market operation development, talent development, profit and loss responsibilities, and general management. Prior to joining Johnson & Johnson, Ms. Xie worked at Kellogg Company, Eastman Kodak, Gillette and Procter & Gamble.

44	2025 Proxy Statement
Executive Compensation

Proposal 2	Approve, on a Non-Binding Advisory Basis, Named Executive Officer Compensation

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are providing our shareholders with the opportunity to approve, by non-binding advisory vote, the compensation of our named executive officers, as described in this proxy statement.
This proposal, commonly referred to as the “say-on-pay” vote, provides our shareholders the opportunity to express their views on the compensation of our named executive officers. This non-binding vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all our named executive officers and our executive compensation philosophy, objectives, and program, as described in this proxy statement. Kenvue currently intends to hold a say-on-pay vote annually, and we anticipate next offering our shareholders a say-on-pay vote in 2026.
We ask our shareholders to approve the compensation of our named executive officers, as disclosed in the section titled,
“Compensation Discussion & Analysis”, the compensation tables, and the related narrative disclosure, by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the shareholders of Kenvue Inc. approve, on a non-binding advisory basis, the compensation paid to the named executive officers, including as disclosed in the Compensation Discussion & Analysis, compensation tables, and related narrative discussion.”
The affirmative vote of the majority of voting power of capital stock present in person or represented by proxy at the Annual
Meeting and entitled to vote on the subject matter is required to approve this proposal on an advisory basis. Broker non-
votes are not treated as votes either cast “FOR” or “AGAINST” this proposal. Abstentions will have the effect of votes
“AGAINST” this proposal.
As an advisory vote, the result will not be binding on our Board or our Compensation & Human Capital Committee. The
say-on-pay vote will, however, provide us with important feedback from our shareholders about our executive compensation philosophy, objectives, and program. Our Board and our Compensation & Human Capital Committee value the opinions of our shareholders and will thoughtfully consider the outcome of the vote when evaluating our executive compensation program and making future executive compensation decisions.

The Board of Directors unanimously recommends that shareholders vote FOR the advisory vote to approve named executive officer compensation

2025 Proxy Statement	45
Executive Compensation
Compensation Discussion & Analysis
Introduction
This Compensation Discussion & Analysis is intended to provide our shareholders with an understanding of our compensation philosophy and design and the decisions made with respect to the 2024 compensation of our named executive officers (our
“NEOs”) as well as our other executive compensation policies and practices.
2024 Named Executive Officers

Thibaut Mongon	Paul Ruh	Carlton Lawson	Ellie Bing Xie	Meredith Stevens
Chief Executive Officer	Chief Financial Officer	Group President, Europe, Middle East, Africa & Latin America	Group President, Asia Pacific	Chief Operations Officer
This Compensation Discussion & Analysis is organized into five sections:

1.	2.	3.	4.	5.
Fiscal Year 2024 Performance Highlights	Compensation Philosophy and Design	2024 Named Executive Officer Compensation	Executive Compensation Decision-Making	Additional Compensation Policies & Practices

46	2025 Proxy Statement
Executive Compensation
Fiscal Year 2024 Performance Highlights
Fiscal year 2024 was a meaningful year for Kenvue as we strengthened our commercial and operational foundations and made meaningful progress on our three strategic priorities—engage more consumers, free up resources to invest behind our brands, and foster a new culture that rewards performance and impact. Since the Separation, we successfully exited over 2,000 transitional services across more than 50 countries without disruption to our business operations. We made substantial investments in modernizing and upgrading our infrastructure, enabling improved data capture, greater efficiencies, and more agile decision-making.
In 2024, Net sales performance was impacted by a slower-than-expected recovery in our Skin Health & Beauty business in the
United States, low cold, cough & flu, allergy and sun seasons, and a temporary disruption in our distributor network in the Asia
Pacific region. We delivered on our EPS outlook for the year despite Net sales headwinds due to strong productivity and realization of cost savings. We drove meaningful productivity across the organization that resulted in strong Gross profit margin performance, which in combination with savings from Our Vue Forward, our two-year restructuring plan, fueled our investment behind our business. By streamlining operations and reducing costs, we freed up resources to strengthen our capabilities and invest at more competitive levels in our brands, allowing us to engage with consumers in increasingly relevant and innovative ways. We also continued to deliver on our commitment to return capital to our shareholders through our quarterly dividend, which we increased by
2.5% in the third quarter of 2024.
Key highlights of our 2024 financial performance include:

Net sales increased 0.1% to $15.5B Organic sales[1] grew 1.5%	Gross profit margin of 58.0% Adjusted gross profit margin[1] of 60.4%	Operating income margin of 11.9% Adjusted operating income margin[1] of 21.5%

Net income of $1.0B Adjusted net income[1] of $2.2B	Diluted EPS of $0.54 Adjusted diluted EPS[1] of $1.14	Net cash flows from operating activities of $1.7B Free cash flow[1] of $1.3B

(1)Organic sales, Adjusted gross profit margin, Adjusted operating income margin, Adjusted net income, Adjusted diluted EPS, and Free cash flow are non-GAAP financial measures. See the Appendix for definitions of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP measures.

2025 Proxy Statement	47
Executive Compensation
Compensation Philosophy and Design
Executive Compensation Guiding Principles
Kenvue’s executive compensation programs are designed to deliver short- and long-term financial, strategic, and operational results that drive long-term shareholder value. Our programs are built on the following guiding principles:
•Incentivize executives to achieve our strategic and financial objectives;
•Hold executives accountable for impact and align our executives’ financial interests with our shareholders' long-term interests; and
•Provide competitive compensation considering Kenvue’s talent strategy, performance, and external talent landscape.
Executive Compensation Elements
There are three core elements to the Kenvue executive compensation program:

Element	Base Salary	Annual Incentive	Long-Term Incentives

Purpose	Provide market- competitive fixed pay that recognizes job responsibilities	Motivate executives to attain near-term priorities that are consistent with our long-term strategic goals	Motivate executives to attain long-term goals and directly align executive and shareholder interests by rewarding executives for delivering value to shareholders

Vehicle	Cash	Cash	Mix of performance share units (“PSUs”), stock options and restricted share units (“RSUs”)

In addition to these core elements of compensation, executives participate in limited perquisites and standard employee benefits as discussed in more detail below.
Peer Groups
Kenvue Compensation Peer Group
The CHCC developed and approved a Compensation Peer Group to help inform compensation levels for our executive officers, with input from the CHCC’s independent compensation consultant. The CHCC used the following selection criteria to determine our
Compensation Peer Group, among other factors:
•Industry: branded consumer products;
•Size: generally within a range of 0.3x to 3.0x of our revenue; and
•Geography: U.S. publicly traded companies with global operations.

48	2025 Proxy Statement
Executive Compensation
In 2024, the CHCC used the following 17-company Compensation Peer Group to evaluate our pay levels and pay mix to ensure that our compensation programs remain competitive:

Compensation Peer Group

The Campbell’s Company Church & Dwight Co., Inc. The Clorox Company The Coca-Cola Company Colgate-Palmolive Company	Conagra Brands, Inc. The Estée Lauder Companies Inc. General Mills, Inc. The Hershey Company	Hormel Foods Corporation The J. M. Smucker Company Kellanova Keurig Dr Pepper Inc. Kimberly-Clark Corporation	The Kraft Heinz Company Mondelēz International, Inc. Perrigo Company plc

The CHCC also considers data from WTW's Executive Compensation Survey that is utilized by Semler Brossy in its competitive assessment of executive officer pay levels.
For purposes of evaluating executive compensation levels for 2024, the CHCC did not make any changes to the Compensation
Peer Group used in 2023. Likewise, after reviewing the Compensation Peer Group and consulting with Semler Brossy, the CHCC determined that the same Compensation Peer Group remained the appropriate peer group to use to evaluate compensation levels for 2025.
Kenvue Performance Peer Group
The CHCC uses a second peer group, referred to as the Performance Peer Group, to assess Kenvue’s relative Total Shareholder
Return (“TSR”), a measure applicable to PSUs, to compare Kenvue's relative performance against a broader array of consumer companies. The Performance Peer Group is also used to compare Kenvue’s incentive metrics and goals relative to market.
In addition to the 17 companies in the Compensation Peer Group, the Performance Peer Group includes 13 additional consumer companies that have been excluded from the Compensation Peer Group for reasons of revenue, product mix, or their headquarters being located outside the United States. Therefore, the Performance Peer Group includes a total of 30 companies.

Performance Peer Group (30 companies) 17 companies in the Compensation Peer Group, plus the following 13 companies

Beiersdorf AG Brown-Forman Corporation Constellation Brands, Inc. Haleon plc	L’Oreal S.A. McCormick & Company, Incorporated Molson Coors Beverage Company	Monster Beverage Corporation PepsiCo, Inc. The Procter & Gamble Company	Reckitt Benckiser Group plc Tyson Foods, Inc. Unilever PLC

Compensation Peer Group (17 companies)

The Campbell’s Company Church & Dwight Co., Inc. The Clorox Company The Coca-Cola Company Colgate-Palmolive Company	Conagra Brands, Inc. The Estée Lauder Companies Inc. General Mills, Inc. The Hershey Company Hormel Foods Corporation	The J. M. Smucker Company Kellanova Keurig Dr Pepper Inc. Kimberly-Clark Corporation The Kraft Heinz Company	Mondelēz International, Inc. Perrigo Company plc

2025 Proxy Statement	49
Executive Compensation
Key Executive Compensation Practices
Kenvue’s executive compensation programs include features that reinforce our guiding principles and reflect our commitment to robust corporate governance.

We Do	We Do Not

  Benchmark compensation levels using an established
peer group and survey data, both of which are size-
and industry-relevant
  Maintain robust clawback policies with protections
beyond those required by the NYSE
  Cap incentive award levels and payout opportunities
  Require meaningful share ownership
  Engage an independent compensation consultant that
reports directly to the independent CHCC

  No guaranteed pay increases or incentive awards
  No excise tax gross-ups
  No repricing of options
  No hedging, pledging or short-selling of Kenvue
securities
  No automatic single-trigger acceleration of equity in
connection with a change in control
  No individual employment or severance agreements,
other than as required by law

50	2025 Proxy Statement
Executive Compensation
2024 Named Executive Officer Compensation
2024 Pay Mix
The CHCC approved a 2024 executive compensation program for our NEOs that is heavily performance-oriented and aligned with company performance and shareholders' interests. The target pay mixes for 2024 for the CEO and other NEOs were as follows:
CEO Pay Mix
Other NEO Average Pay Mix
2024 Target Total Direct Compensation
When determining 2024 target total pay for our NEOs, the CHCC took into account market data as well as each NEO’s prior performance, responsibilities and experience. The following table shows 2024 target total direct compensation for our NEOs as determined by the CHCC prior to the beginning of fiscal year 2024.

Officer	Salary ($)	Target Annual Incentive (% Salary)	Target Annual Incentive ($)	Target Long- Term Incentive ($)	Target Total Direct Compensation ($)
T. Mongon	1,250,000	170%	2,125,000	9,062,500	12,437,500
P. Ruh	750,000	100%	750,000	2,040,000	3,540,000
C. Lawson(1)	664,260	85%	564,621	1,766,000	2,994,881
E. Xie	595,000	85%	505,750	1,695,750	2,796,500
M. Stevens	595,000	85%	505,750	1,695,750	2,796,500
(1)Mr. Lawson’s salary is denominated in Swiss Francs and is CHF 600,000 in local currency. For the purpose of establishing his variable incentive compensation, his salary was converted into USD at the fiscal year-end exchange rate of 1.00 CHF = 1.1071 USD, which was also the exchange rate used to reflect his salary in the above table.

2025 Proxy Statement	51
Executive Compensation
Base Salary
Based on a review of NEO target pay, taking into account market data as well as each NEO’s performance, responsibilities and experience, the CHCC increased Mr. Ruh’s and Mr. Lawson’s 2024 base salaries effective January 1, 2024. Base salaries for all other NEOs remained unchanged from 2023. The following table summarizes the 2024 base salary for each of our NEOs.

Officer	2024 Salary	% Change from 2023
T. Mongon	$1,250,000	0%
P. Ruh	$750,000	10%
C. Lawson(1)	$664,260	7%
E. Xie	$595,000	0%
M. Stevens	$595,000	0%
(1)2024 salary for Mr. Lawson has been converted from CHF to USD based on the fiscal year-end exchange rate of 1 CHF to 1.1071 USD. “%
Change from 2023” reflects an increase from 559,300 CHF in 2023 to 600,000 CHF in 2024.
Annual Incentive
2024 Annual Incentive Plan Design
The CHCC approved the below 2024 annual incentive plan design for our NEOs, informed by our business priorities and market practices. Each NEO’s target annual incentive opportunity was based on a percentage of their base salary. Payouts under the 2024 annual incentive plan were based on actual achievement of corporate financial goals, referred to as the “Kenvue Performance
Factor” (70% weighting), and individual performance goals, referred to as the “Individual Compensation Factor” (30% weighting), each of which are described below. Payouts under the annual incentive plan could range from 0-200% of target.

Annual Incentive	=	Target Bonus Amount	X	[(70% x Kenvue Performance Factor)	+	(30% x Individual Compensation Factor)]

Kenvue Performance Factor
The Kenvue Performance Factor is based on corporate financial performance and accounts for 70% of the 2024 annual incentive for our NEOs. The corporate performance measures and goals used to determine the Kenvue Performance Factor are aligned with our strategic priorities and long-term shareholder value creation. Specifically, the 2024 performance measures and goals encourage and reward profitable growth and efficient cash generation, as described below:

Measure(1)	How it aligns with our strategic priorities
Organic net sales	Incentivizes the delivery of top-line growth, which is a key driver of value creation in the consumer staples industry
Adjusted gross profit margin	Incentivizes margin-accretive top-line growth
Adjusted net income	Incentivizes profit generation in support of robust free cash flow generation
Free cash flow	Incentivizes robust free cash flow generation to enable execution of Kenvue’s capital allocation strategy
(1)These are non-GAAP financial measures. For purposes of measuring incentive performance, these measures exclude certain items affecting comparability, including the impact of changes in foreign currency exchange rates, acquisitions and divestitures, and other corporate adjustments. See the Appendix for definitions of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP measures.

52	2025 Proxy Statement
Executive Compensation
In setting the goals for these financial measures, the CHCC considered various factors, such as the guidance we provide to the investment community, our internal business plan, and Kenvue and peer historical performance.
2024 Financial Results
Our fiscal 2024 financial results were impacted by a slower-than-expected recovery in our Skin Health & Beauty business in the
United States, low cold, cough & flu, allergy and sun seasons, and a temporary disruption in our distributor network in the Asia
Pacific region. These headwinds negatively impacted our fiscal 2024 Organic net sales and Free cash flow results, which fell short of our annual incentive plan thresholds, as well as our Adjusted net income performance, which was below our annual incentive plan target. However, we drove meaningful productivity improvements, which resulted in above-target Adjusted gross profit margin performance in our annual incentive plan.
The table below sets out the 2024 annual incentive plan measures, weightings and goals, and the corresponding achievements.
Adjusted net income and Free cash flow targets for 2024 were set lower than 2023 actual results because 2023 results benefited from a number of Separation-related items, including certain non-recurring benefits, and the fact that the Company did not incur a full-year of public company costs and interest expense. Additionally, in 2024 we introduced Our Vue Forward, our two-year restructuring plan, and increased capital investments to exit Transition Services Agreements.

Measure(1)	Weighting (% of Financial)	Threshold (50% of Target Payout)	Target (100% of Target Payout)	Maximum (200% of Target Payout)	Payout %	Weighted Payout %

Organic net sales					0%	0%

Adjusted gross profit margin					188.2%	37.6%

Adjusted net income					79.4%	15.9%

Free cash flow					0%	0%

Kenvue Performance Factor						53.5%

(1)These are non-GAAP financial measures. For purposes of measuring incentive performance, these measures exclude certain items affecting comparability, including the impact of changes in foreign currency exchange rates, acquisitions and divestitures, and other corporate adjustments. See the Appendix for definitions of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP measures.

2025 Proxy Statement	53
Executive Compensation
Individual Compensation Factor
Individual performance accounted for 30% of the 2024 annual incentive plan for our NEOs. Individual goals reflected each executive’s immediate areas of accountability and impact in the context of the Company’s strategic priorities, including operational, people-related, and, as applicable, regional financial performance goals.
The CHCC approved Individual Compensation Factors for our NEOs considering each NEO's contribution to Kenvue’s overall performance as compared to their goals and the achievements in 2024, as summarized below.

Officer	Key Results	Individual Compensation Factor

Thibaut Mongon Chief Executive Officer
•Delivered Organic sales[1] growth below plan, due in part to low cold, cough & flu, allergy and sun seasons and a temporary disruption in our distributor network in the Asia Pacific region
•Delivered Gross profit margin ahead of plan, driven by meaningful productivity enhancements and value realization
•Delivered results below plan with respect to strengthening Kenvue’s competitive position in the market, including in U.S. Skin Health
& Beauty
•Exceeded plan with respect to transformation initiatives to drive operational efficiency and to free up resources to invest in our brands, e.g., Transition Services Agreement exits and Our Vue
Forward savings were ahead of plan
•Achieved employee engagement levels above plan and above
industry benchmarks, and improved succession pipeline for
key positions
		53.5%

Paul Ruh Chief Financial Officer
•Delivered Organic sales[1] growth below plan, due in part to low cold, cough & flu, allergy and sun seasons and a temporary disruption in our distributor network in the Asia Pacific region
•Delivered Gross profit margin ahead of plan, driven by meaningful productivity enhancements and value realization
•Delivered Free cash flow[1] below plan
•Exceeded plan with respect to transformation initiatives to drive operational efficiency and to free up resources to invest in our brands, e.g., Transition Services Agreement exits and Our Vue
Forward savings were ahead of plan
•Executed Kenvue’s capital allocation priorities, maintaining a strong balance sheet while returning capital to our shareholders
		50.0%

Carlton Lawson Group President, Europe, Middle East, Africa & Latin America	•Delivered regional financial performance ahead of plan across key metrics, including Net sales, Gross profit margin, Net income, and Free cash flow[1] •Exceeded plan in strengthening Kenvue’s competitive position in the Europe, Middle East & Africa region •Executed successful revenue growth management and cost efficiency initiatives	180.0%

54	2025 Proxy Statement
Executive Compensation

Ellie Bing Xie Group President, Asia Pacific	•Delivered regional Net sales performance below plan, due in part to a low cough, cold & flu season, and a temporary disruption in our distributor network in the Asia Pacific region •Delivered regional Gross profit margin and Net income below plan and regional Free cash flow[1] ahead of plan •Executed cost efficiency initiatives, freeing up resources to invest in our brands	0.0%

Meredith Stevens Chief Operations Officer	•Delivered Gross profit margin ahead of plan, driven by meaningful productivity enhancements and value realization •Led significant improvements in areas of operational importance, including productivity enhancements, cost reductions, supply chain effectiveness, on-time in-full delivery, and inventory management •Oversaw accelerated progress against Transition Services Agreements and Transition Manufacturing Agreements exits with no business interruptions	120.0%
In addition, all NEOs delivered strong results in key people pillars, including engagement, people leadership, and critical talent retention.

(1)Organic sales and Free cash flow are non-GAAP financial measures. See the Appendix for definitions of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP measures.

2025 Proxy Statement	55
Executive Compensation
Earned Annual Incentives
Based on the performance achievements described above, the following annual incentives were earned by our NEOs for
2024 performance.

Officer	Target Annual Incentive		Performance Factor (% of Target)			2024 Annual Incentive Award as a % of Target
	Percentage of Salary	Value (a)	Kenvue Performance Factor (b)	Individual Compensation Factor (c)	2024 Annual Incentive Award Value (d = a x b x 70% + a x c x 30%)
T. Mongon	170%	$2,125,000	53.5%	53.5%	$1,136,875	53.5%
P. Ruh	100%	$750,000	53.5%	50.0%	$393,375	52.5%
C. Lawson(1)	85%	$564,621	53.5%	180.0%	$516,346	91.5%
E. Xie	85%	$505,750	53.5%	0.0%	$189,403	37.5%
M. Stevens	85%	$505,750	53.5%	120.0%	$371,473	73.5%
(1)To determine Mr. Lawson’s target annual incentive, his salary has been converted from CHF to USD based on the fiscal year-end exchange rate of 1 CHF to 1.1071 USD.
Long-Term Incentive Grants
Our long-term incentive plan is intended to motivate the attainment of our long-term goals and provide direct alignment to the experience of shareholders through the link to stock price performance. In 2024, awards were granted as a combination of PSUs, stock options, and RSUs, which we believe balances our complementary priorities of driving financial performance, creating shareholder value, and motivating and retaining executive officers.
The CHCC considers individual performance for the prior year when determining actual long-term incentive grants and whether they should differ from target long-term incentive grants. For the March 2024 grant, Mr. Lawson received an above-target grant based on his prior performance. All other NEOs received their LTI grants at target.
The table below shows the target and actual long-term incentive values of the March 2024 awards.

Officer	2024 Target Value ($)	2024 Actual Value ($)
T. Mongon	9,062,500	9,062,500
P. Ruh	2,040,000	2,040,000
C. Lawson	1,766,000	2,040,000
E. Xie	1,695,750	1,695,750
M. Stevens	1,695,750	1,695,750

56	2025 Proxy Statement
Executive Compensation
2024 Long-Term Incentive Award Design
Long-term incentive awards granted to our NEOs in March 2024 consisted of 50% PSUs, 30% stock options, and 20% RSUs.
Stock options and RSUs vest in equal tranches on the first, second, and third anniversaries of the grant date, subject to each
NEO’s continued service through each vesting date. PSUs vest following the end of the three-year performance period on
December 31, 2026, subject to continued service through the third anniversary of the grant date, and achievement with respect to the following performance measures:

PSU Performance Measure(1)	Weighting	How it aligns with our strategic priorities

Organic net sales(2)
Incentivizes the delivery of top-line growth; given Organic net sales is a key driver of value creation in the consumer staples industry, we included this measure in both our 2024 annual incentive plan and 2024 PSU design

Adjusted diluted earnings per share(2)		Incentivizes profit generation in support of robust free cash flows

Relative TSR	Modifier	Incentivizes market-leading long-term value creation, above that of our performance peers

(1)Organic net sales and Adjusted diluted earnings per share are non-GAAP financial measures. For purposes of measuring incentive performance, these measures exclude certain items affecting comparability, including the impact of changes in foreign currency exchange rates, acquisitions and divestitures, and other corporate adjustments. See the Appendix for definitions of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP measures.
(2)Measured as a compound annual growth rate (“CAGR”).
The initial payout range of the PSUs is 0% to 200% depending on the achievement of Organic net sales CAGR and Adjusted diluted earnings per share CAGR.
The payout is then subject to a modifier based on relative TSR, as shown below.

Relative TSR Ranking	Applied Modifier

<25th percentile against Performance Peer Group	0.75
25th - 75th percentiles against Performance Peer Group	1
>75th percentile against Performance Peer Group	1.25

The maximum payout is capped at 200% of target. Dividend equivalents accrue for PSUs and RSUs and will be reinvested in additional PSUs and RSUs, respectively.

2025 Proxy Statement	57
Executive Compensation
Executive Compensation Decision-Making
Role of the Compensation & Human Capital Committee
The CHCC assists our Board in discharging its responsibilities relating to the compensation of our executive officers and directors.
Specifically, the CHCC:
•Sets Kenvue’s executive compensation philosophy;
•Reviews and approves the amount of compensation, goals and objectives for our CEO, and in consultation with our CEO, for our other executive officers;
•Reviews succession plans and talent development relating to the positions of the CEO and other positions on the
Leadership Team;
•Sets the composition of the Compensation Peer Group and Performance Peer Group;
•Approves long-term incentive grants to executive officers;
•Oversees risk management of our compensation programs, policies, and practices, including an annual review of our programs; and
•Oversees and periodically reviews the Company’s human capital management practices.
Role of the Independent Compensation Consultant
In 2024, the CHCC reappointed Semler Brossy to continue to serve as its independent compensation consultant. Semler Brossy provides services related to our executive compensation program, including reviewing and advising on:
•Our Compensation Peer Group and our Performance Peer Group;
•Compensation setting for our executive officers, including market benchmarking of pay levels;
•Market competitive practices among peers and their relevance for Kenvue as they relate to incentive design and incentive goals;
•Governance-related items, including stock ownership guidelines, compensation clawback policies, and treatment of equity upon termination; and
•Compensation setting for our Board, including market benchmarking of pay levels.
Semler Brossy reports directly to the CHCC. As part of the reappointment process, the CHCC reviewed the independence of
Semler Brossy under NYSE and SEC rules and concluded that Semler Brossy remains independent, and their work does not present any conflict of interest. In reaching this conclusion, the CHCC considered factors relevant to Semler Brossy’s independence, including the six factors set forth in the NYSE listing standards.
Role of Management
Management assists the CHCC in discharging its duties by providing information on corporate and individual performance as well as management’s perspective on certain compensation and human capital management matters. The CHCC solicits and reviews our CEO’s recommendations with respect to the compensation of our executive officers (other than the CEO). Additionally, the
CHCC considers relevant market data, roles and responsibilities, and individual performance. Our CEO recuses himself from all discussions and recommendations regarding his own compensation and is not present when his compensation is determined by the independent CHCC.
Role of Shareholders
We view shareholder feedback as an important part of the compensation-setting process. At our 2024 Annual Meeting of
Shareholders, our shareholders expressed strong support for our executive compensation program, with approximately 97% of votes cast in favor of the advisory vote on the compensation of our NEOs.

58	2025 Proxy Statement
Executive Compensation
We maintain a robust year-round shareholder outreach program because we believe that it is important to proactively engage with our shareholders throughout the year to learn their perspectives on significant issues, including executive compensation. As part of our off-season shareholder outreach efforts, we reached out to shareholders representing over 50% of our common stock outstanding and held discussions with all shareholders who accepted our offer of a meeting, representing approximately 43% of our common stock outstanding. See above under the section titled “Shareholder Engagement” for additional details regarding our shareholder outreach program.
The CHCC values the views of our shareholders as expressed through our shareholder outreach program as well as the say-on-pay advisory vote and takes into account such feedback when setting our executive compensation program, policies and practices. The CHCC will continue to consider shareholder feedback and the results of the say-on-pay vote when making future compensation decisions.
Additional Compensation Policies & Practices
Benefits and Perquisites
Our NEOs participate in the same employee benefits plans provided to all other non-union employees of Kenvue located in the same country, including medical, life insurance, and retirement benefits.
We provide senior U.S. employees with the opportunity to participate in the Kenvue Excess Savings Plan, a non-qualified deferred compensation plan designed to restore company contributions that otherwise would be lost because of limits in the 401(k) Plan. For additional details see below under the section titled “—Non-qualified Deferred Compensation”.
In order to provide a competitive compensation program, ensure the health and safety of our executives and the protection of our confidential information, and consistent with market practice, we provide certain perquisites to our executive officers related to financial and/or tax planning, home security and/or cybersecurity and executive physicals and other healthcare-related items. In order to ensure that the perquisites provided remained at appropriate levels, in 2024, we introduced an Executive Officer Perquisite
Policy, which caps reimbursements to executive officers for the foregoing perquisites at $25,000 annually ($50,000 for the CEO).
Mr. Mongon was also provided the use of company cars and executive protection for commuting and other personal transportation.
Additionally, Mr. Mongon’s spouse accompanied him to a required business event, which did not result in any incremental cost to
Kenvue. These benefits were generally provided to enhance productivity, minimize distractions, and ensure his safety.
Mr. Lawson previously relocated to Switzerland at the Company’s request, and as a result, during 2024 received an annual housing allowance and reimbursement of other expenses incurred in connection with such relocation, including supplemental health insurance. Mr. Lawson was also entitled to a company car in accordance with Kenvue’s policies for employees located in
Switzerland. In 2024, Mr. Lawson also received a one-time transition allowance pursuant to an amendment to his employment agreement which discontinued his contractual housing allowance as of January 2025.
Stock Ownership Guidelines
Kenvue has adopted stock ownership guidelines applicable to executive officers, as follows:

Individual Subject to Guidelines	Minimum Required Level of Ownership
Chief Executive Officer	Six times base salary
Other Executive Officers	Three times base salary
Shares that count towards satisfying the minimum required level of ownership are:
•shares of Kenvue common stock directly owned;
•shares of Kenvue common stock indirectly owned, e.g., jointly or pursuant to a trust arrangement; and
•unvested RSUs.
Shares that do not count towards satisfying the minimum required level of ownership are shares underlying stock options and unvested PSUs. An executive officer who has not yet met the minimum required level of ownership must retain 75% of the after-tax shares received from the vesting of long-term incentives until the minimum required level of ownership is met. As of December 29,
2024, all NEOs were in compliance with our stock ownership guidelines.

2025 Proxy Statement	59
Executive Compensation
Compensation Clawback Policies
Kenvue maintains two compensation recoupment policies intended to encourage robust risk management and provide protections for shareholders. The “Incentive Compensation Recovery Policy” complies with the NYSE requirements applicable to Kenvue, while the “Compensation Recoupment Policy for Significant Misconduct” affords broader recoupment in the event of misconduct.
High-level summaries of both policies are provided below.

	Incentive Compensation Recovery Policy	Compensation Recoupment Policy for Significant Misconduct

Covered Employees	•Section 16 officers	•Section 16 officers •The top approximately 1,400 employees of Kenvue and its subsidiaries, who were determined to be in a position where significant misconduct would harm Kenvue

Covered Compensation	•Incentive compensation in excess of what would have been paid based on the restated financials	•All incentive compensation, which includes annual- and long-term incentives awarded (both time-based and performance based), granted or paid, over a defined three-year period

Triggering Events	•Financial restatements
•Significant misconduct, regardless of whether a
restatement is involved
•This includes commission of an act of fraud,
embezzlement, gross negligence, self-dealing, or
intentional misconduct; violations of law or a
commission of an act involving moral turpitude; or
violation of a material company policy

Kenvue CHCC Authority	•Administering the policy •Determining the method of recoupment	•Administering the policy •Determining whether to pursue a recoupment •In the event of a recoupment, determining both the amount to recoup and the method of recoupment
In addition, our equity award agreements provide for forfeiture and/or recoupment of all or a portion of the equity award if the employee fails to comply with any non-competition and/or non-solicitation agreements with Kenvue.
Limited Employment Agreements
As is customary for all employees in Switzerland, Mr. Lawson is subject to an employment agreement that sets forth his position, working conditions, compensation and benefits, and certain continued salary payments if Mr. Lawson is prevented from working through no fault of his own (e.g., accident or illness). None of our other executive officers is subject to an employment agreement.
Severance Arrangements
We provide an executive severance program to promote orderly succession for key roles. We also believe that the executive severance program serves as an incentive for our executive officers to remain employed and focused on their responsibilities during the threat or negotiation of a transaction that may involve a change of control of the Company. This helps preserve our value and the potential benefit to be received by our shareholders in such a transaction. See additional details regarding the executive severance program below under the section titled “Executive Compensation Tables — Potential Payments upon Termination or
Change of Control”.

60	2025 Proxy Statement
Executive Compensation
Compensation Risk Management
Kenvue is committed to effective risk management, which includes the operation of compensation programs that appropriately balance risk and reward. This commitment is underpinned by a number of policies and practices that are intended to encourage our executives to act like long-term shareholders. These policies and practices include robust ownership requirements, compensation recoupment policies, robust trading prohibitions to mitigate conflicts of interest, and protection of Company interests during and following separation of employment.
The CHCC, with the assistance of its independent consultant and management, has reviewed a risk assessment of Kenvue’s employee compensation programs, including executive compensation programs. Based on this assessment, the CHCC believes that Kenvue’s compensation programs are not reasonably likely to have a material adverse effect on Kenvue.
Anti-Hedging and Anti-Pledging Policies
In accordance with our Stock Trading Policy for Directors, Executive Officers and Insiders, our executive officers are prohibited from pledging, entering into hedging arrangements, short-selling or transacting in derivative instruments linked to the performance of Kenvue securities.
Equity Grant Process
The CHCC has adopted equity grant guidelines which outline the process and procedure for granting long-term incentive awards, including stock options. Unless otherwise approved by the CHCC, annual long-term incentive awards are granted at a predetermined time each year, following a regularly scheduled CHCC meeting in the first quarter. Long-term incentive awards for new hires or special awards for recognition or retention purposes are generally made on the first trading day of the applicable month. Additionally, equity grants to executive officers will not be made within four business days before or one business day after the release of material non-public information. The grant date of any award is no earlier than the date on which such award is approved.
Compensation & Human Capital Committee Report
The Compensation & Human Capital Committee of the Board has reviewed and discussed the Compensation Discussion &
Analysis with Company management and its independent compensation consultant. Accordingly, the Committee recommended to the Board that this Compensation Discussion & Analysis be included in this proxy statement and incorporated by reference into the
Company’s Annual Report on Form 10-K for the year ended December 29, 2024.
Betsy D. Holden (Chair)
Richard E. Allison, Jr.
Larry J. Merlo
Kirk L. Perry
Jeffrey C. Smith

2025 Proxy Statement	61
Executive Compensation
Executive Compensation Tables
Summary Compensation Table
The following table provides information regarding the compensation of our NEOs for fiscal years 2024, 2023 and 2022. Such compensation was paid or granted by J&J prior to the completion of the Separation in August 2023 and by Kenvue after the Separation.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Thibaut Mongon Chief Executive Officer	2024	1,250,000	1,500,000	6,246,004	2,718,747	1,136,875	—	316,343	13,167,969
	2023	1,243,750	1,500,000	9,298,884	5,633,435	2,018,750	—	27,774	19,722,593
	2022	917,308	—	3,681,233	1,436,969	798,000	62,000	196,900	7,092,410
Paul Ruh Chief Financial Officer	2024	750,000	1,000,000	1,405,976	611,997	393,375	—	142,235	4,303,583
	2023	666,923	1,000,000	2,450,206	1,376,728	646,000	—	14,619	6,154,476
	2022	569,715	—	711,666	281,985	269,352	29,000	23,379	1,885,097
Carlton Lawson Group President, Europe, Middle East, Africa & Latin America(8)	2024	664,260	750,000	1,405,976	611,997	516,346	177,000	369,652	4,495,231
	2023	665,120	750,000	2,140,379	1,228,661	644,501	279,000	215,441	5,923,102
	2022	535,500	—	926,115	366,973	434,654	—	185,802	2,449,044
Ellie Bing Xie Group President, Asia Pacific	2024	595,000	750,000	1,168,717	508,725	189,403	—	1,099,472	4,311,317
	2023	593,848	750,000	1,989,965	1,159,166	384,370	—	1,211,574	6,088,923
	2022	532,008	—	900,634	356,890	345,140	12,000	1,024,212	3,170,884
Meredith Stevens Chief Operations Officer	2024	595,000	750,000	1,168,717	508,725	371,473	—	112,641	3,506,556
	2023	593,556	750,000	2,143,274	1,199,893	480,463	—	14,483	5,181,669
	2022	517,115	—	765,611	303,337	321,923	114,000	23,270	2,045,256
(1)Reflects base salaries paid during the applicable year.
(2)Bonus amounts for all NEOs in 2024 reflect the second tranche of Engagement Awards, which were approved by J&J’s Compensation &
Benefits Committee in connection with the Separation and earned six months after the Separation in February 2024.
(3)Amounts reported for 2024 represent the aggregate grant date fair value of annual PSU grants and annual RSU grants awarded to our NEOs in fiscal year 2024. Grant date fair value is calculated in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating these values can be found in Note 11 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for
the year ended December 29, 2024.
The values reported in the table for PSUs assume a future payout at the target level. If performance is achieved at the maximum level resulting in maximum payout, the aggregate value of the PSU awards would be: Mr. Mongon, $8,867,029; Mr. Ruh, $1,995,966; Mr. Lawson, $1,995,966;
Ms. Xie, $1,659,157; and Ms. Stevens, $1,659,157. If performance is achieved below the threshold level, the aggregate value of the PSU awards for each of our NEOs would be zero. Amounts for 2023 also include the grant of incentive awards made in connection with the Separation.
(4)Amounts reported for 2024 represent the aggregate grant date fair value of annual stock option grants awarded to our NEOs in fiscal year 2024 and do not reflect the value of shares actually received or which may be received in the future with respect to such stock options. Grant date fair value is calculated in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating these values can be found in
Note 11 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 29, 2024.
Amounts for 2023 also include the grant of incentive awards made in connection with the Separation.
(5)Amounts reported represent the annual cash incentive paid to our NEOs. For more information on the determination of these amounts based on achievement of 2024 corporate and individual performance, please see the Compensation Discussion & Analysis.

62	2025 Proxy Statement
Executive Compensation
(6)Amounts reported reflect the annual increase in the present value of accrued pension benefits.
(7)All Other Compensation includes perquisites and other personal benefits; and employer contributions to our 401(k) Savings Plan and Excess
Savings Plan, as applicable.

Name	International Assignment & Localization Benefits ($)	Other Benefits ($)	Life Insurance Premiums ($)	Registrant Contributions to Defined Contribution Plans ($)	Total ($)
Thibaut Mongon	—	19,545	2,622	294,175	316,343
Paul Ruh	—	25,000	3,612	113,623	142,235
Carlton Lawson	316,165	53,487	—	—	369,652
Ellie Bing Xie	998,861	18,886	2,812	78,913	1,099,472
Meredith Stevens	—	25,000	4,317	83,324	112,641
Details for the amounts in the International Assignment & Localization Benefits and Other Benefits columns are as follows:
•Thibaut Mongon: $19,545 related to personal use of company car and executive protection, as well as financial and tax services.
•Paul Ruh: $25,000 related to financial and tax services, security services, and healthcare-related services.
•Carlton Lawson: $144,564 related to his prior relocation to Switzerland at the Company’s request, which included a contractual housing allowance of $114,253, as well as supplemental health insurance and other localization-related expenses; a one-time transition allowance of
$171,601 pursuant to an amendment to his employment agreement, which discontinued the above-referenced contractual housing allowance; a car allowance; financial and tax services; and healthcare-related services.
•Ellie Bing Xie: $998,861 related to her international assignment in Singapore, at the Company’s request, paid in accordance with our global mobility and tax equalization policy. In line with market practice, these payments were similar to the types of payments generally made to other employees on international assignment with the Company. Specifically, this amount consists of (1) $927,649 related to tax equalization, tax preparation, and housing allowance and (2) $71,213 related to items such as transportation and cost of living adjustments.
Tax equalization payments are in line with market practice and are designed to ensure that there is no undue tax burden on the employee due to the global assignment. There is no incremental benefit to Ms. Xie as a result of these payments. Other Benefits of $18,886 include financial and tax services and healthcare-related services.
•Meredith Stevens: $25,000 related to financial and tax services, security services, and healthcare-related services.
(8)Cash amounts for Mr. Lawson have been converted from CHF to USD based on the fiscal year-end exchange rate of 1 CHF to 1.1071 USD.

2025 Proxy Statement	63
Executive Compensation
Grants of Plan-Based Awards
The following table provides information regarding grants of plan-based awards to our NEOs during the fiscal year ended
December 29, 2024.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thibaut Mongon	Annual Incentive(1)			1,062,500	2,125,000	4,250,000	—	—	—	—	—	—	—
	2024 - 2026 PSUs(2)	3/5/2024	2/20/2024	—	—	—	119,181	238,361	476,722	—	—	—	4,433,515
	RSUs(3)	3/5/2024	2/20/2024	—	—	—	—	—	—	95,344	—	—	1,812,489
	Stock Options(4)	3/5/2024	2/20/2024	—	—	—	—	—	—	—	857,649	19.01	2,718,747
Paul Ruh	Annual Incentive(1)			375,000	750,000	1,500,000	—	—	—	—	—	—	—
	2024 - 2026 PSUs(2)	3/5/2024	2/20/2024	—	—	—	26,828	53,655	107,310	—	—	—	997,983
	RSUs(3)	3/5/2024	2/20/2024	—	—	—	—	—	—	21,462	—	—	407,993
	Stock Options(4)	3/5/2024	2/20/2024	—	—	—	—	—	—	—	193,059	19.01	611,997
Carlton Lawson	Annual Incentive(1)			282,311	564,621	1,129,242	—	—	—	—	—	—	—
	2024 - 2026 PSUs(2)	3/5/2024	2/20/2024	—	—	—	26,828	53,655	107,310	—	—	—	997,983
	RSUs(3)	3/5/2024	2/20/2024	—	—	—	—	—	—	21,462	—	—	407,993
	Stock Options(4)	3/5/2024	2/20/2024	—	—	—	—	—	—	—	193,059	19.01	611,997
Ellie Bing Xie	Annual Incentive(1)			252,875	505,750	1,011,500	—	—	—	—	—	—	—
	2024 - 2026 PSUs(2)	3/5/2024	2/20/2024	—	—	—	22,301	44,601	89,202	—	—	—	829,579
	RSUs(3)	3/5/2024	2/20/2024	—	—	—	—	—	—	17,840	—	—	339,138
	Stock Options(4)	3/5/2024	2/20/2024	—	—	—	—	—	—	—	160,481	19.01	508,725
Meredith Stevens	Annual Incentive(1)			252,875	505,750	1,011,500	—	—	—	—	—	—	—
	2024 - 2026 PSUs(2)	3/5/2024	2/20/2024	—	—	—	22,301	44,601	89,202	—	—	—	829,579
	RSUs(3)	3/5/2024	2/20/2024	—	—	—	—	—	—	17,840	—	—	339,138
	Stock Options(4)	3/5/2024	2/20/2024	—	—	—	—	—	—	—	160,481	19.01	508,725
(1)Amounts represent the potential range of annual cash incentive amounts for 2024 performance. Actual amount earned for fiscal year 2024 performance is reported under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. Cash amounts for
Mr. Lawson have been converted from CHF to USD based on the fiscal year-end exchange rate of 1 CHF to 1.1071 USD.
(2)Amounts represent the potential payout of PSU awards.
(3)Amounts represent annual RSU awards.
(4)Amounts represent annual stock option awards.
(5)Grant date fair value computed in accordance with FASB ASC Topic 718.

64	2025 Proxy Statement
Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding equity awards as of December 29, 2024, for each of our NEOs. With respect to awards granted prior to the Separation, the values below give effect to the conversion from J&J equity to Kenvue equity. Amounts for RSUs and PSUs granted after the Separation reflect additional RSUs and PSUs, as applicable, that reflect the reinvestment of dividend credited during the vesting period. Such additional RSUs and PSUs are subject to the same vesting conditions as the awards to which they relate.

			Option Awards				Stock Awards
Name	Award	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Equity incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Thibaut Mongon	Stock Options(3)	2/10/2020	432,986	—	20.44	2/10/2030	—	—	—	—
	Stock Options(3)	2/8/2021	514,646	—	22.23	2/8/2031	—	—	—	—
	RSUs(3)	2/14/2022	—	—	—	—	23,195	499,388	—	—
	RSUs (converted PSUs)(4)	2/14/2022	—	—	—	—	—	—	139,170	2,996,330
	Stock Options(3)	2/14/2022	—	458,189	22.40	2/14/2032	—	—	—	—
	RSUs(5)	2/13/2023	—	—	—	—	16,876	363,340	—	—
	RSUs (converted PSUs)(4)	2/13/2023	—	—	—	—	—	—	156,417	3,367,658
	Stock Options(5)	2/13/2023	139,659	279,311	21.97	2/13/2033	—	—	—	—
	Founder Stock Options(6)	10/2/2023	—	880,424	20.32	10/2/2033	—	—	—	—
	Founders PSUs(7)	10/2/2023	—	—	—	—	—	—	351,004	3,778,554
	Dec 2023 PSUs(8)	12/7/2023	—	—	—	—	—	—	109,841	1,182,438
	Dec 2023 RSUs(9)	12/7/2023	—	—	—	—	14,645	315,301	—	—
	Dec 2023 Stock Options(9)	12/7/2023	64,706	129,411	20.81	12/7/2033	—	—	—	—
	March 2024 PSUs(10)	3/5/2024	—	—	—	—	—	—	245,096	5,276,918
	Mar 2024 RSUs(11)	3/5/2024	—	—	—	—	98,038	2,110,758	—	—
	Mar 2024 Stock Options(11)	3/5/2024	—	857,649	19.01	3/5/2034	—	—	—	—

2025 Proxy Statement	65
Executive Compensation

Paul Ruh	Stock Options(3)	2/8/2021	95,899	—	22.23	2/8/2031	—	—	—	—
	RSUs(3)	2/14/2022	—	—	—	—	9,105	196,031	—	—
	RSUs (converted PSUs)(4)	2/14/2022	—	—	—	—	—	—	22,758	489,980
	Stock Options(3)	2/14/2022	—	89,913	22.40	2/14/2032	—	—	—	—
	RSUs(5)	2/13/2023	—	—	—	—	5,201	111,978	—	—
	RSUs (converted PSUs)(4)	2/13/2023	—	—	—	—	—	—	20,091	432,559
	Stock Options(5)	2/13/2023	21,528	43,041	21.97	2/13/2033	—	—	—	—
	Founder Stock Options(6)	10/2/2023	—	198,186	20.32	10/2/2033	—	—	—	—
	Founders PSUs(7)	10/2/2023	—	—	—	—	—	—	79,011	850,555
	Dec 2023 PSUs(8)	12/7/2023	—	—	—	—	—	—	61,411	661,091
	Dec 2023 RSUs(9)	12/7/2023	—	—	—	—	8,187	176,273	—	—
	Dec 2023 Stock Options(9)	12/7/2023	36,177	72,352	20.81	12/7/2033	—	—	—	—
	March 2024 PSUs(10)	3/5/2024	—	—	—	—	—	—	55,171	1,187,832
	Mar 2024 RSUs(11)	3/5/2024	—	—	—	—	22,068	475,133	—	—
	Mar 2024 Stock Options(11)	3/5/2024	—	193,059	19.01	3/5/2034	—	—	—	—
Carlton Lawson	Stock Options(3)	2/10/2020	31,173	—	20.44	2/10/2030	—	—	—	—
	Stock Options(3)	2/8/2021	34,225	—	22.23	2/8/2031	—	—	—	—
	RSUs(3)	2/14/2022	—	—	—	—	11,846	255,044	—	—
	RSUs (converted PSUs)(4)	2/14/2022	—	—	—	—	—	—	29,618	637,676
	Stock Options(3)	2/14/2022	—	117,012	22.40	2/14/2032	—	—	—	—
	RSUs(5)	2/13/2023	—	—	—	—	9,038	194,588	—	—
	RSUs (converted PSUs)(4)	2/13/2023	—	—	—	—	—	—	34,907	751,548
	Stock Options(5)	2/13/2023	37,403	74,794	21.97	2/13/2033	—	—	—	—
	Founder Stock Options(6)	10/2/2023	—	168,624	20.32	10/2/2033	—	—	—	—
	Founders PSUs(7)	10/2/2023	—	—	—	—	—	—	67,227	723,696
	Dec 2023 PSUs(8)	12/7/2023	—	—	—	—	—	—	25,960	279,464
	Dec 2023 RSUs(9)	12/7/2023	—	—	—	—	3,461	74,514	—	—
	Dec 2023 Stock Options(9)	12/7/2023	15,295	30,587	20.81	12/7/2033	—	—	—	—
	March 2024 PSUs(10)	3/5/2024	—	—	—	—	—	—	55,171	1,187,832
	Mar 2024 RSUs(11)	3/5/2024	—	—	—	—	22,068	475,133	—	—
	Mar 2024 Stock Options(11)	3/5/2024	—	193,059	19.01	3/5/2034	—	—	—	—

66	2025 Proxy Statement
Executive Compensation

Ellie Bing Xie	Stock Options(3)	2/13/2017	35,144	—	15.62	2/13/2027	—	—	—	—
	Stock Options(3)	2/12/2018	42,263	—	17.49	2/11/2028	—	—	—	—
	Stock Options(3)	2/11/2019	56,168	—	17.82	2/11/2029	—	—	—	—
	Stock Options(3)	2/10/2020	86,594	—	20.44	2/10/2030	—	—	—	—
	Stock Options(3)	2/8/2021	98,988	—	22.23	2/8/2031	—	—	—	—
	RSUs(3)	2/14/2022	—	—	—	—	11,520	248,026	—	—
	RSUs (converted PSUs)(4)	2/14/2022	—	—	—	—	—	—	28,803	620,129
	Stock Options(3)	2/14/2022	—	113,797	22.40	2/14/2032	—	—	—	—
	RSUs(5)	2/13/2023	—	—	—	—	8,252	177,666	—	—
	RSUs (converted PSUs)(4)	2/13/2023	—	—	—	—	—	—	31,885	686,484
	Stock Options(5)	2/13/2023	34,166	68,318	21.97	2/13/2033	—	—	—	—
	Founder Stock Options(6)	10/2/2023	—	164,742	20.32	10/2/2033	—	—	—	—
	Founders PSUs(7)	10/2/2023	—	—	—	—	—	—	65,678	707,022
	Dec 2023 PSUs(8)	12/7/2023	—	—	—	—	—	—	22,966	247,229
	Dec 2023 RSUs(9)	12/7/2023	—	—	—	—	3,061	65,901	—	—
	Dec 2023 Stock Options(9)	12/7/2023	13,530	27,058	20.81	12/7/2033	—	—	—	—
	March 2024 PSUs(10)	3/5/2024	—	—	—	—	—	—	45,861	987,392
	Mar 2024 RSUs(11)	3/5/2024	—	—	—	—	18,344	394,948	—	—
	Mar 2024 Stock Options(11)	3/5/2024	—	160,481	19.01	3/5/2034	—	—	—	—
Meredith Stevens	Stock Options(3)	2/8/2021	103,566	—	22.23	2/8/2031	—	—	—	—
	RSUs(3)	2/14/2022	—	—	—	—	9,794	210,865	—	—
	RSUs (converted PSUs)(4)	2/14/2022	—	—	—	—	—	—	24,484	527,141
	Stock Options(3)	2/14/2022	—	96,721	22.40	2/14/2032	—	—	—	—
	RSUs(5)	2/13/2023	—	—	—	—	6,430	138,438	—	—
	RSUs (converted PSUs)(4)	2/13/2023	—	—	—	—	—	—	24,825	534,482
	Stock Options(5)	2/13/2023	26,602	53,199	21.97	2/13/2033	—	—	—	—
	Founder Stock Options(6)	10/2/2023	—	164,742	20.32	10/2/2033	—	—	—	—
	Founders PSUs(7)	10/2/2023	—	—	—	—	—	—	65,678	707,022
	Dec 2023 PSUs(8)	12/7/2023	—	—	—	—	—	—	43,935	472,961
	Dec 2023 RSUs(9)	12/7/2023	—	—	—	—	5,629	121,189	—	—
	Dec 2023 Stock Options(9)	12/7/2023	25,883	51,764	20.81	12/7/2033	—	—	—	—
	March 2024 PSUs(10)	3/5/2024	—	—	—	—	—	—	45,861	987,392
	Mar 2024 RSUs(11)	3/5/2024	—	—	—	—	18,148	390,728	—	—
	Mar 2024 Stock Options(11)	3/5/2024	—	160,481	19.01	3/5/2034	—	—	—	—

2025 Proxy Statement	67
Executive Compensation
(1)The awards are valued based on the closing price of Kenvue common stock on the NYSE ($21.53) on the last trading day of the fiscal year
(December 27, 2024).
(2)Assumes maximum-level payout of the Founder Shares PSU awards, maximum-level payout of the December 2023 PSU awards and target-level payout of the March 2024 PSU awards, each based on interim performance through December 29, 2024. Maximum-level payout is equal to 200% of target-level payout.
(3)Option and RSU awards granted before 2023 vest in full on the third anniversary of the grant date.
(4)PSUs granted prior to the Separation were converted into RSUs upon the Separation, and this reflects the as-converted number of RSUs.
These awards vest in full on the third anniversary of the grant date.
(5)These option and RSU awards vest in equal annual installments on each February 13 of 2025 and 2026.
(6)These option awards vest in full on October 2, 2026.
(7)These PSUs vest on October 2, 2026, to the extent they are earned based on achievement of a performance measure over a three-year performance period.
(8)These PSUs vest on December 1, 2026, to the extent they are earned based on achievement of a performance measure over a three-year performance period.
(9)These option and RSU awards vest in equal annual installments on each December 1 of 2025 and 2026.
(10)These PSUs vest on March 5, 2027, to the extent they are earned based on achievement of performance measures over a three-year performance period.
(11)These option and RSU awards vest in equal annual installments on each March 5 of 2025, 2026 and 2027.
Options Exercised and Stock Vested
The following table shows common stock acquired and the value of such shares in connection with vesting of RSUs or PSUs or the exercise of options in 2024.

Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
Thibaut Mongon	—	—	218,708	4,331,492
Paul Ruh	—	—	43,306	869,023
Carlton Lawson	—	—	19,318	386,126
Ellie Bing Xie	—	—	43,462	860,296
Meredith Stevens	—	—	46,099	920,593
Pension Benefits
The following table provides information regarding Mr. Lawson’s pension benefits under the UK Pension Plan and the Swiss
Pension Plan as of December 29, 2024. Because Mr. Lawson has worked in positions covered by both UK and Swiss pension plans, his pension benefit is split between these plans.

Name	Plan Name	Number of Years Credited Service	Normal Retirement Age	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Carlton Lawson	UK Pension Plan	1.92	65	93,000	—
	Swiss Pension Plan	3.42	65	624,000	—
Kenvue calculated the present values in the table for Mr. Lawson assuming: (1) for the Consumer UK Pension Plan (the “UK
Pension Plan”), a 5.68% discount rate and the mortality assumptions provided under the SAPS S3 with weighting adjustments using CMI2022 core projections with 1.25% per annum long-term improvement; and (2) for JNTL Consumer Health I&II
(Switzerland) – Personal (the “Swiss Pension Plan”), a 0.87% discount rate.
•UK Pension Plan Formula: This formula describes a monthly annuity amount payable for life once the employee is deemed to have “retired” from Kenvue (generally separation from Kenvue, or if later, attainment of a specified age).

68	2025 Proxy Statement
Executive Compensation
•Retirement Age: At age 65, employees can begin receiving unreduced pension payments. If an employee begins receiving his or her pension before age 65, the pension is reduced for early commencement.
•Monthly Annuity Amount: The annualized annuity amount is calculated as 1/90th of plan earnings for each year of service.
This annual amount is then paid in monthly installments.
•Plan Earnings: Earnings include base salary only.
•Benefits Paid as an Annuity: Pension benefits must be taken in the form of an annuity. Payments are indexed by the Retail
Price Index, subject to a cap of 2.5% annually (assumed to result in an increase of 2% p.a. on average).
•Swiss Pension Plan Formula: This cash balance plan formula describes a lump sum payable at retirement.
•Retirement Age: The normal retirement age under the Swiss Pension Plan is age 65; however, employees can retire as early as age 58. If an employee begins receiving his or her pension before age 65, the pension is reduced for early commencement.
•Lump Sum Amount: Each year the employee’s account balance is increased with retirement credits that vary depending on the employee’s age and elected contribution amount. The cash balance account is accumulated with an interest rate that is defined yearly by the Board of Trustees of the pension fund, depending on the financial situation of the pension fund. The cash balance account at retirement is multiplied by a conversion rate to determine the annuity payable at retirement.
•Eligible Earnings: Earnings include base salary only.
•Form of Benefit Payment: The pension benefit can be payable as a lump sum or annuity under the Swiss Pension Plan.
Non-qualified Deferred Compensation

Name	Registrant Contributions in Last FY(1)	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals / Distributions	Aggregate Balance at Last FYE(3)
Thibaut Mongon	263,137	16,635	—	449,153
Paul Ruh	94,469	5,304	—	178,635
Carlton Lawson	—	—	—	—
Ellie Bing Xie	57,093	4,310	—	124,178
Meredith Stevens	65,742	2,056	—	160,439
(1)Includes Kenvue contributions to our NEOs’ Excess Savings Plan accounts. These amounts are included in the “All Other Compensation”
column of the 2024 Summary Compensation Table.
(2)Includes earnings on the Excess Savings Plan. The earnings or losses on the Excess Savings Plan balances are equal to the return that would have resulted if the NEO’s balance was invested in the default Target Date Fund, as determined by birth year, under Kenvue’s 401(k) Savings
Plan. There are no above-market earnings from this plan and, in accordance with SEC rules, no amounts are included in the “Change in
Pension Value and Non-qualified Deferred Compensation Earnings” column of the 2024 Summary Compensation Table.
(3)Includes the Excess Savings Plan balances. Kenvue’s 401(k) Savings Plan provides a matching contribution of 6% of eligible compensation to employees who contribute at least 6% of eligible compensation to the 401(k) Savings Plan and a 3% non-elective company contribution. The compensation covered under Kenvue’s 401(k) Savings Plan is limited by the IRS’ covered compensation limit, which was $345,000 in 2024.
The Excess Savings Plan credits an unfunded account for each participant with up to 9% of the amount of the participant’s eligible compensation over the IRS limit (up to 6% company matching contribution and 3% non-elective company contribution).
•Earnings: The Excess Savings Plan accounts were credited with earnings equal to the return on each NEO’s default Target Date Fund, as determined by birth year, under Kenvue’s 401(k) Savings Plan.
•Distribution: Account balances will be paid out in a lump sum six months after the NEO’s termination of employment unless the NEO made an irrevocable deferral or installment election before December 15, 2008.

2025 Proxy Statement	69
Executive Compensation
Potential Payments Upon Termination or Change of Control
Payments and benefits received by our NEOs upon termination are governed by the arrangements described below and quantified at the end of this section. We have estimated the amounts involved assuming that the termination became effective as of
December 29, 2024. The actual amounts to be paid out can only be determined at the time of each NEO’s departure from the Company.
Earned but Unpaid Compensation
Upon any termination of employment as of fiscal year-end 2024, employees would receive their 2024 annual incentive and vested non-qualified deferred compensation. If a named executive officer had terminated as of year-end 2024, he or she would have received:
•Earned but unpaid annual incentives for 2024. Individuals employed through December 31 are eligible for a full annual incentive payout. However, in case of involuntary termination for cause, these amounts would be forfeited. See non-equity incentive plan compensation in the “Summary Compensation Table” above for the annual incentive amounts actually paid for 2024.
•Vested non-qualified deferred compensation balances. See aggregate balance at last fiscal year-end in the “Non-qualified
Deferred Compensation” table above.
•Pension benefits upon retirement. See “Pension Benefits” section above.
Executive Severance Pay Plan
The Executive Severance Pay Plan provides for the payment of severance and other benefits to certain eligible employees, including the Company’s executive officers. The Severance Plan provides that in the event of an involuntary termination by the
Company without “cause”, or termination by an executive officer for “good reason” (each as defined in the Severance Plan) (each, a “Severance Event”), the Company will provide:
•in the case of the Chief Executive Officer, cash severance equal to two times the sum of the CEO’s annual base salary and target annual incentive, payable in equal installments over 24 months; and
•in the case of each other executive officer, cash severance equal to one and a half times the sum of his or her annual base salary and target annual incentive, payable in equal installments over 18 months.
In addition, if an executive officer experiences a Severance Event in the 24-month period following a “change of control” (as defined in the Kenvue Long-Term Incentive Plan), the Company will provide:
•in the case of the CEO, cash severance equal to two and a half times the sum of the CEO’s annual base salary and target annual incentive, payable in a lump sum; and
•in the case of each other executive officer, cash severance equal to two times the sum of his or her annual base salary and target annual incentive, payable in a lump sum.
The Severance Plan also provides for the continuation of health insurance coverage for all executive officers (at active employee rates) for 52 weeks and eligibility for outplacement assistance benefits. Additionally, the Severance Plan provides for a “best-net cutback” if any executive officer would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (or any similar state or local law). Pursuant to the “best-net cutback” provision, if an executive officer would be subject to an excise tax, then the executive’s payments and benefits will be reduced as necessary to maximize such executive’s after-tax payout (after taking into account the excise tax).
As a condition to receiving the severance compensation and benefits described above, a participant will be required to sign, and not revoke, a customary release of claims in favor of the Company and its affiliates and remain in compliance with any restrictive covenant obligations.

70	2025 Proxy Statement
Executive Compensation
Long-Term Incentive Awards
Unvested equity awards are generally treated as follows:

Nature of Termination	PSUs	Stock Options	RSUs
Retirement	Pro-rata payout (not accelerated) based on actual performance	•Within one year of grant date: pro-rata vesting at next vesting date •More than one year following grant date: full continued vesting	•Within one year of grant date: pro-rata vesting at next vesting date •More than one year following grant date: full continued vesting
Involuntary Not For Cause or For Good Reason	Pro-rata payout (not accelerated) based on actual performance	Pro-rata vesting at next vesting date	Pro-rata vesting at next vesting date
Involuntary For Cause	Forfeit	Forfeit	Forfeit
Resignation	Forfeit	Forfeit	Forfeit
Death/Disability	Accelerated full vesting at target	Accelerated full vesting	Accelerated full vesting
Change of Control (Double Trigger)(1)	Accelerated full vesting at greater of target or actual performance	Accelerated full vesting	Accelerated full vesting
(1)For double trigger vesting: (1) the change of control must be consummated, and (2) either the participant must be involuntarily terminated other than for cause (or resigns for “good reason”) within two years of the change of control, or awards are neither assumed nor substituted by the successor company in the change of control transaction.
J&J awards which converted to Kenvue equity in connection with the Separation are treated as follows:

Nature of Termination	Stock Options	RSUs(1)
Retirement	Full continued vesting	Full continued vesting
Specified Divestiture or Reduction in Force	Pre-2023 awards - Pro-rata portion vests on termination date 2023 awards - Forfeit	Pre-2023 awards - Pro-rata portion vests on regular vesting schedule 2023 awards granted as RSUs - Forfeit
Involuntary Not For Cause	Forfeit	Forfeit
Involuntary For Cause	Forfeit	Forfeit
Resignation	Forfeit	Forfeit
Death/Disability	Accelerated full vesting	Accelerated full vesting
Change of Control (Double Trigger)(2)	Accelerated full vesting	Accelerated full vesting
(1)PSUs granted by J&J converted into Kenvue RSUs upon the Separation. The termination provisions of these awards are the same as the RSU awards, except that all converted PSU awards receive pro-rata vesting in the event of a specified divestiture, or reduction in force, as those terms are defined in the award agreements.
(2)For double trigger vesting: (1) the change of control must be consummated, and (2) either the participant must be involuntarily terminated other than for cause (or resigns for “good reason”) within two years of the change of control, or awards are neither assumed nor substituted by the successor company in the change of control transaction.

2025 Proxy Statement	71
Executive Compensation
Founder Shares awards are treated as follows:

Nature of Termination	PSUs	Stock Options
Involuntary Due to Divestiture, Reduction in Force, or Mandatory Retirement or For Good Reason	Pro-rata payout (not accelerated) based on actual performance	Pro-rata vesting at vesting date
Involuntary For Cause	Forfeit	Forfeit
Death/Disability	Accelerated full vesting at target	Accelerated full vesting
Change of Control (Double Trigger)(1)	Accelerated full vesting at greater of target or actual performance	Accelerated full vesting
All other termination scenarios	Forfeit	Forfeit
(1)For double trigger vesting: (1) the change of control must be consummated, and (2) either the participant must be involuntarily terminated other than for cause (or resigns for “good reason”) within two years of the change of control, or awards are neither assumed nor substituted by the successor company in the change of control transaction.
The following table outlines the value of payments and benefits that our NEOs would receive under various termination scenarios as of December 29, 2024, excluding any earned but unpaid compensation. Ms. Stevens was the only NEO who was retirement-eligible as of December 29, 2024.
Termination due to resignation or involuntary termination with cause would result in no benefits or payments to the NEO, and thus these types of terminations are excluded from the table below.

Name	Type of Payment	Reduction in Force or Specified Divestiture ($)	Other Types of Involuntary Termination Without Cause, or Termination for Good Reason($)	Retirement ($)	Death/ Disability ($)	Change of Control (Double Trigger) ($)
Thibaut Mongon	Cash Severance	6,750,000(1)	6,750,000(1)	—	—	8,437,500(2)
	Healthcare Coverage	26,652(3)	26,652(3)	—	13,326(3)	26,652(3)
	Long-Term Incentives	11,650,659(4)	4,189,696(5)	—	23,210,449(6)	23,210,449(6)
	Total	18,427,311	10,966,348	—	23,223,775	31,674,601
Paul Ruh	Cash Severance	2,250,000(7)	2,250,000(7)	—	—	3,000,000(8)
	Healthcare Coverage	26,652(3)	26,652(3)	—	13,326(3)	26,652(3)
	Long-Term Incentives	2,524,156(4)	1,144,793(5)	—	5,359,839(6)	5,359,839(6)
	Total	4,800,808	3,421,445	—	5,373,165	8,386,491
Carlton Lawson	Cash Severance	1,843,322(7)	1,843,322(7)	—	—	2,457,762(8)
	Healthcare Coverage	—	—	—	—	—
	Long-Term Incentives	2,659,144(4)	949,904(5)	—	5,292,061(6)	5,292,061(6)
	Total	4,502,466	2,793,226	—	5,292,061	7,749,823

72	2025 Proxy Statement
Executive Compensation

Ellie Bing Xie	Cash Severance	1,651,125(7)	1,651,125(7)	—	—	2,201,500(8)
	Healthcare Coverage	22,533(3)	22,533(3)	—	11,266(3)	22,533(3)
	Long-Term Incentives	2,433,389(4)	797,214(5)	—	4,758,028(6)	4,758,028(6)
	Total	4,107,047	2,470,872	—	4,769,294	6,982,061
Meredith Stevens	Cash Severance	1,651,125(7)	1,651,125(7)	—	—	2,201,500(8)
	Healthcare Coverage	18,612(3)	18,612(3)	—	9,306(3)	18,612(3)
	Long-Term Incentives	2,800,109(4)	2,424,180(9)	2,424,180(9)	4,731,238(6)	4,731,238(6)
	Total	4,469,846	4,093,917	2,424,180	4,740,544	6,951,350
(1)This amount reflects cash severance equal to two times the sum of the CEO’s annual base salary and target annual incentive.
(2)This amount reflects cash severance equal to two and a half times the sum of the CEO’s annual base salary and target annual incentive.
(3)These amounts reflect health insurance coverage for each NEO (at active employee rates) for 52 weeks. For the Death/Disability column, the figures shown reflect Death only; the figures are $0 for disability.
(4)For NEOs other than Ms. Stevens, these amounts reflect pro-rata vesting of all outstanding equity, except for RSUs and stock options granted in February 2023, which would be forfeited. Values for Ms. Stevens reflect full continued vesting for the following equity grants: all equity granted in February 2022; all equity granted in February 2023; and RSUs and stock options granted in December 2023. Values for Ms. Stevens reflect pro-rata vesting for the following equity grants: Founder Shares granted in October 2023; PSUs granted in December 2023; and all equity granted in March 2024. These values are based on the number of RSUs, PSUs, and stock options that would have vested if termination occurred on the last business day of fiscal year 2024 (December 29, 2024), multiplied by the closing price of Kenvue common stock on the
NYSE ($21.53) on the last trading day of the year (December 27, 2024). The number of PSUs assumes vesting at target performance.
(5)These amounts reflect pro-rata vesting of equity granted in December 2023 and March 2024. These values are based on the number of RSUs,
PSUs and stock options that would have vested if termination occurred on the last business day of fiscal year 2024 (December 29, 2024), multiplied by the closing price of Kenvue common stock on the NYSE ($21.53) on the last trading day of the year (December 27, 2024). The number of PSUs assumes vesting at target performance.
(6) These amounts reflect full accelerated vesting of all outstanding equity awards. These values are based on the number of RSUs, PSUs and stock options that would have vested if termination occurred on the last business day of fiscal year 2024 (December 29, 2024), multiplied by the closing price of Kenvue common stock on the NYSE ($21.53) on the last trading day of the year (December 27, 2024). The number of PSUs assumes vesting at target performance.
(7)These amounts reflect cash severance equal to one and a half times the sum of each NEO's annual base salary and target annual incentive.
(8)These amounts reflect cash severance equal to two times the sum of each NEO’s annual base salary and target annual incentive.
(9)Ms. Stevens was retirement-eligible as of December 29, 2024. Values for Ms. Stevens reflect (1) full continued vesting for the following equity grants: all equity granted in February 2022; all equity granted in February 2023; and RSUs and stock options granted in December 2023, and
(2) pro-rata vesting for the following equity grants: PSUs granted in December 2023; and all equity granted in March 2024. These values are based on the number of RSUs, PSUs and stock options that would have vested if termination occurred on the last business day of fiscal year
2024 (December 29, 2024), multiplied by the closing price of Kenvue common stock on the NYSE ($21.53) on the last trading day of the year
(December 27, 2024). The number of PSUs assumes vesting at target performance.

2025 Proxy Statement	73
Executive Compensation
Pay Versus Performance
Pay Versus Performance Disclosure
The table below shows compensation actually paid (as defined by the SEC in Item 402(v) of Regulation S-K) for our executives and our financial performance for 2024. For purposes of this discussion, our CEO is also referred to as our principal executive officer or
“PEO” and our other Named Executive Officers are referred to as our “Non-PEO NEOs”:

Fiscal Year	Summary Compensation Table Total for PEO(1)(2)	Compensation Actually Paid to PEO(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)(2)	Average Compensation Actually Paid to Non-PEO NEOs(1)(3)	Value of an initial $100 Investment:		Net Income ($ Millions)(6)	Organic Net Sales ($ Millions)(7)
					Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)
2024	$13,167,969	$16,087,516	$4,154,171	$4,782,844	$84.82	$113.13	$1,030	$15,460
2023	$19,722,593	$16,974,909	$5,837,043	$5,295,491	$81.56	$97.45	$1,664	$15,221
(1)NEOs included in these columns reflect the following individuals:

Year	PEO	Non-PEO NEOs
2024	Thibaut Mongon	Paul Ruh, Carlton Lawson, Ellie Bing Xie, Meredith Stevens
2023	Thibaut Mongon	Paul Ruh, Carlton Lawson, Ellie Bing Xie, Meredith Stevens
(2)Amounts reflect Summary Compensation Table Total Pay for our NEOs for each corresponding year.
(3)Compensation Actually Paid (CAP) has been calculated based on the requirements and methodology set forth in the applicable SEC rules (Item
402(v) of Regulation S-K). The CAP calculation for 2024 includes the end-of-year value of awards granted during the fiscal year and the year-
over-year change in fair value from the Separation through the end of the fiscal year for unvested awards granted in prior years (for 2023, measured from the Separation through year-end), regardless of if, when, or at which intrinsic value those awards will actually vest. To calculate
CAP the following amounts were deducted from and added to the total compensation number shown in the Summary Compensation Table:

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid	PEO Fiscal Year 2024 ($)	NEO Average Fiscal Year 2024 ($)
Summary Compensation Table Total	$13,167,969	$4,154,171
(Minus): Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(8,964,751)	(1,847,707)
(Minus): Change in Pension Value	—	(44,250)
Plus: Pension Service Cost and Associated Prior Service Cost	—	—
Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	11,239,206	2,315,437
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	1,093,868	239,725
Plus: Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	1,089
Plus/(Minus): Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(854,165)	(126,834)
(Minus): Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—
Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards Not Otherwise Reflected in Total Compensation	405,389	91,213
Compensation Actually Paid	$16,087,516	$4,782,844
For purposes of the above adjustments, the fair value of equity awards on the applicable date were determined in accordance with FASB’s ASC
Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant-date fair value for accounting purposes. The assumptions used in calculating the fair value of the equity awards did not differ in any material respect from the assumptions used to calculate the grant date fair value of the awards as reported in the Summary Compensation Table, except that the fair value calculations of the options granted on or between February 8, 2021 and March 5, 2024 used an expected term between 4.3 years and 6.9 years in 2024, as compared to an expected term between 6.0 years and 7.0 years used to calculate the grant date fair value of these stock options.

74	2025 Proxy Statement
Executive Compensation
(4)Total Shareholder Return represents the cumulative return on a fixed investment of $100 in the Company’s common stock, for the period beginning on May 4, 2023, the date our common stock commenced regular-way trading on the New York Stock Exchange, through the end of the applicable fiscal year, assuming reinvestment of dividends.
(5)Peer Group Total Shareholder Return represents the cumulative return on a fixed investment of $100 in the S&P 500 Consumer Staples Sector for the period beginning on May 4, 2023, through the end of the applicable fiscal year, assuming reinvestment of dividends.
(6)The dollar amounts reported represent the Net income reflected in the Company’s audited financial statements for the applicable fiscal year.
(7)Organic net sales is a non-GAAP financial measure used for purposes of the annual incentive plan. Organic net sales means our reported
GAAP net sales for the fiscal year ended December 29, 2024, excluding the impact of changes in foreign currency exchange rates and the impact of acquisitions and divestitures.
Pay Versus Performance Relationship Description
We believe the compensation actually paid to our PEO and Non-PEO NEOs in 2024 reflects our pay-for-performance philosophy.
As described in the section “Compensation, Discussion & Analysis”, a significant portion of annual target compensation awarded to
NEOs is compensation at risk because it depends on the Company’s performance against pre-established performance goals under our annual and long-term incentive programs. The relationship between the financial measures in the table above and compensation actually paid will expand as we build history as a standalone public company.
Relative to 2023, CAP to our PEO and the average CAP for non-PEO NEOs declined in 2024, while our cumulative TSR and
Organic net sales increased over the same period. CAP declined year-over-year primarily because the value of equity awards issued to our PEO and non-PEO NEOs decreased from the prior year. 2023 CAP included one-time incentive awards related to the Separation.
Our cumulative TSR increased between 2023 and 2024, which is directionally aligned with the increase in the cumulative TSR of the S&P 500 Consumer Staples Sector over the same period. The year-over-year decrease in CAP for the PEO and the average CAP for non-PEO NEOs is directionally aligned with the decrease to the company’s Net Income, which is a GAAP financial measure.
Most Important Performance Measures
The following is an unranked list of the financial performance measures we consider most important in linking company performance and CAP to our NEOs for the most recently completed fiscal year:
•Organic net sales1
•Adjusted net income1
•Adjusted diluted earnings per share1
•Adjusted gross profit margin1
•Free cash flow1
•Relative total shareholder return
Further information on our performance measures is described in our Compensation Discussion & Analysis above.
(1) This is a non-GAAP financial measure for purposes of measuring incentive performance. See the Appendix for definitions of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP measures.

2025 Proxy Statement	75
Executive Compensation
Pay Ratio
In accordance with SEC rules, we calculated the ratio of the total annual compensation of our CEO as compared to the total annual compensation of our median employee.
We identified the median employee by using the following methodology:
•Included all employees as of October 5, 2024, except for:
•our CEO;
•1,032 non-U.S. employees excluded under the de minimis exemption (fewer than 5% of our ~22,000 employees)1; and
•independent contractors.
•Calculated the consistently applied compensation measure using 2024 base salaries and target bonuses.
•Converted compensation paid in foreign currency into U.S. dollars using the exchange rates on September 29, 2024.
For 2024, the annual total compensation for our Chief Executive Officer, as reported in the Summary Compensation Table was
$13,167,969. When calculated in accordance with the requirements of the Summary Compensation Table, the annual total compensation for our median employee was $72,465. The ratio of our CEO’s annual total compensation to the median employee’s annual total compensation was 182 to 1. The foregoing represents a reasonable estimate calculated in accordance with SEC rules.
SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions. As such, the methodologies, assumptions, adjustments, and estimates we used may differ materially from that which other companies may apply, which may limit the comparability between our pay ratio and the reported pay ratio of other companies.
(1)We excluded employees from the following countries: Belgium (106), United Arab Emirates (95), Egypt (75), Ukraine (73), Portugal (70), Turkey
(67), Taiwan (48), Ireland (47), Saudi Arabia (46), Ecuador (38), Vietnam (38), Peru (36), Chile (31), Hong Kong (30), New Zealand (30),
Hungary (29), Romania (28), Finland (19), Panama (18), Netherlands (17), Austria (16), Denmark (16), Norway (15), Guatemala (11), Paraguay
(10), Slovakia (9), Costa Rica (8), Dominican Republic (3) and Latvia (3).

76	2025 Proxy Statement
Audit Matters

Proposal 3	Ratify the Appointment of the Company’s Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2025 and recommends that shareholders vote to ratify the appointment. Although we are not required by law or our
Amended and Restated Bylaws to obtain such ratification from our shareholders, we believe it is good practice to do so. If our shareholders do not ratify the appointment of PwC, our Audit Committee may reconsider its appointment. Our Audit
Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in the best interests of Kenvue and our shareholders.
PwC has served as our independent registered public accounting firm since 2021. A representative of PwC is expected to be present at our Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if they so desire.
The affirmative vote of the majority of voting power of capital stock present in person or represented by proxy at the Annual
Meeting and entitled to vote on the subject matter is required to approve this proposal. Abstentions will have the effect of votes “AGAINST” this proposal. Because this proposal is a routine matter pursuant to the NYSE’s Rule 452, brokers have discretion to vote uninstructed shares on this matter and as such we do not expect broker non-votes on this proposal.

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the Audit
Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025.

2025 Proxy Statement	77
Audit Matters
Fees & Services
Fees for professional services provided by our independent registered public accounting firm for the 2023 and 2024 fiscal years were as follows:

Service Description	Fiscal 2023	Fiscal 2024
	(in thousands)
Audit Fees	$20,470	$17,884
Audit-Related Fees	1,825	2,042
Tax Fees	230	1,422
All Other Fees	15	2
Total Fees	$22,540	$21,350
Audit Fees. These amounts consist of fees and expenses for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of
Kenvue’s annual financial statements and review of quarterly financial statements. These amounts also include fees for services that are normally incurred in connection with regulatory filings, such as statutory audits, comfort letters, consents, and review of documents filed with the SEC, as well as service fees related to specific transactions and events that occurred in each period. The
2023 fiscal year includes incremental fees, as compared to amounts previously reported, for statutory audit services rendered.
Audit-Related Fees. These amounts consist of system pre-implementation reviews and other audit-related costs.
Tax Fees. These amounts consist of fees for tax compliance, tax planning, and tax advice. Corporate tax services include a variety of permissible services, including technical tax advice related to U.S. and international matters.
Other Fees. These amounts consist of the aggregate fees for other services performed or provided by PwC not included in the categories above.
Pre-Approval Policies and Procedures
The Audit Committee has established pre-approval policies and procedures under which all audit and non-audit services performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee in order to assure that the provision of such services does not impair the independence of the independent registered public accounting firm.
The Audit Committee approved all audit and non-audit services provided in 2024 in accordance with the Audit Committee’s policy and procedures. Additional information may be found in the Audit Committee Report that follows and the Audit Committee charter available on the Company’s website at investors.kenvue.com/governance.

78	2025 Proxy Statement
Audit Matters
Audit Committee Report
Our Audit Committee is comprised entirely of independent directors who meet the independence requirements of the NYSE and the
SEC. Our Audit Committee operates pursuant to a charter that is available on the investor relations section of our website at
investors.kenvue.com/governance.
The principal purpose of our Audit Committee is to assist our Board in its oversight of our accounting practices, system of internal controls, audit processes, and financial reporting processes. Our Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. Our Audit
Committee’s function is more fully described in its charter.
Management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. PricewaterhouseCoopers LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our Consolidated Financial Statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting.
In performing its responsibilities, our Audit Committee has:
•reviewed and discussed with management our audited financial statements for the fiscal year ended  December 29, 2024;
•discussed with our independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”); and
•received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable PCAOB requirements for the independent accountant communications with audit committees concerning auditor independence, and has discussed with PricewaterhouseCoopers LLP its independence.
Based on the reviews and discussions referred to above, our Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2024.
Vasant Prabhu (Chair)
Richard E. Allison, Jr.
Tamara S. Franklin
Seemantini Godbole
Sarah Hofstetter1
Kathleen M. Pawlus
(1) Ms. Hofstetter joined the Audit Committee in March 2025.

2025 Proxy Statement	79
Security Ownership of Certain
Beneficial Owners, Directors
& Management
The following tables set forth, as of March 24, 2025, the number of shares and percentage of Kenvue common stock beneficially owned by:
•each person or group known by Kenvue to beneficially own more than 5% of Kenvue common stock;
•each of Kenvue’s directors and named executive officers; and
•all directors and executive officers of Kenvue as a group.

Name of Beneficial Owner	Current Shares Beneficially Owned(1)(2)	Rights to Acquire Beneficial Ownership of Shares(3)	Total Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Thibaut Mongon	216,469	3,295,527	3,511,996	*
Carlton Lawson	56,316	645,745	702,061	*
Paul Ruh	56,198	616,538	672,736	*
Meredith (Meri) Stevens	64,441	598,017	662,458	*
Ellie Bing Xie	47,603	838,991	886,594	*
Larry J. Merlo	27,460		27,460	*
Richard E. Allison, Jr.	48,112		48,112	*
Tamara S. Franklin	17,652		17,652	*
Seemantini Godbole	17,652		17,652	*
Melanie L. Healey	17,803		17,803	*
Sarah Hofstetter	1,690		1,690	*
Betsy D. Holden	17,652		17,652	*
Erica L. Mann	1,690		1,690	*
Kathleen M. Pawlus	6,535		6,535	*
Kirk L. Perry	3,879		3,879	*
Vasant Prabhu	17,652		17,652	*
Jeffrey C. Smith	22,055,690		22,055,690(4)	1.15%
Michael E. Sneed	28,439		28,439	*
All directors and Executive Officers as a Group (25 persons)	22,876,987	9,423,262	32,300,249	1.68%
T.Rowe Price Associates, LLC 100 E. Pratt Street Baltimore, MD 21202			237,937,866(5)	12.40%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355			212,064,340(6)	11.05%
FMR LLC 245 Summer Street Boston, MA 02210			137,915,484(7)	7.19%

80	2025 Proxy Statement
Security Ownership of Certain Beneficial Owners, Directors & Management

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	129,017,456(8)	6.72%
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114	127,221,948(9)	6.63%
Massachusetts Financial Services Co. 111 Huntington Avenue Boston, MA02199	97,662,922(10)	5.09%
*Denotes less than 1%
(1)The shares described as owned are shares of Kenvue common stock directly or indirectly owned by each listed person and by members of his or her household, and are held individually, jointly or pursuant to a trust arrangement.
(2)Includes Deferred Share Units credited to non-employee directors under Kenvue’s Amended and Restated Deferred Fee Plan for Directors.
(3)Includes shares underlying options exercisable on March 24, 2025, options that become exercisable within 60 days thereafter and RSUs that vest within 60 days thereafter.
(4)Includes (i) 1,690 Deferred Share Units and (ii) 22,054,000 shares of common stock held by certain managed accounts and private investment funds (collectively, the “Starboard Accounts”) to which Starboard Value LP (“Starboard”) serves as the investment manager or manager and may be deemed to beneficially own such securities. Jeffrey C. Smith is a managing member, Chief Executive Officer and Chief Investment
Officer of Starboard and disclaims beneficial ownership to the securities held in the Starboard Accounts except to the extent of his pecuniary interest therein. Starboard’s principal business address is 777 Third Avenue, New York, New York 10017.
(5)Based on information contained in a Schedule 13G/A filed with the SEC on November 14, 2024, by T. Rowe Price Associates, Inc. The filing indicated that as of September 30, 2024, T. Rowe Price Associates, Inc. had sole voting power for 225,877,497 shares, shared voting power for zero shares, sole dispositive power for 237,789,232 shares, and shared dispositive power for zero shares.
(6)Based on information contained in a Schedule 13G/A filed with the SEC on July 10, 2024, by The Vanguard Group. The filing indicated that as of June 28, 2024, The Vanguard Group had sole voting power for zero shares, shared voting power for 2,094,505 shares, sole dispositive power for 205,952,234 shares, and shared dispositive power for 6,112,106 shares.
(7)Based on information contained in a Schedule 13G/A filed with the SEC on November 12, 2024, by FMR LLC, certain of its affiliates and subsidiaries, and other companies. The filing indicated that as of September 30, 2024, FMR LLC had sole voting power for 92,898,463 shares, shared voting power for zero shares, sole dispositive power for 137,915,484 shares, and shared dispositive power for zero shares.
(8)Based on information contained in a Schedule 13G/A filed with the SEC on October 24, 2024, by Blackrock, Inc. The filing indicated that as of
September 30, 2024, Blackrock, Inc. had sole voting power for 116,191,551 shares, shared voting power for zero shares, sole dispositive power for 129,017,456 shares, and shared dispositive power for zero shares.
(9)Based on information contained in a Schedule 13G/A filed with the SEC on October 16, 2024, by State Street Corporation. The filing indicated
that as of September 30, 2024, State Street Corporation had sole voting power for zero shares, shared voting power for 92,894,278 shares, sole dispositive power for zero shares, and shared dispositive power for 127,213,940 shares.
(10)Based on information contained in a Schedule 13G filed with the SEC on February 13, 2025, by Massachusetts Financial Services Company.
The filing indicated that as of December 31, 2024, Massachusetts Financial Services Company had sole voting power for 89,304,569 shares, shared voting power for zero shares, sole dispositive power for 97,662,922 shares, and shared dispositive power for zero shares.

2025 Proxy Statement	81
Certain Relationships and Related Person
Transactions
Policy on Transactions with Related Person
The Kenvue Board has adopted a written Policy on Transactions with Related Persons. Kenvue’s Policy on Transactions with
Related Persons requires a reasonable prior review and oversight by the Audit Committee of any transaction or series of transactions exceeding $120,000 in which Kenvue is a participant and any related person has a direct or indirect material interest
(other than solely as a result of being a director or trustee or less than 10% owner of another entity). Related persons include
Kenvue’s directors and executive officers and their immediate family members and persons sharing their households, as well as persons controlling more than 5% of Kenvue’s outstanding shares of common stock.
Once a potential related person transaction has been identified, the Audit Committee will review all of the relevant facts and circumstances and approve or disapprove entry into the transaction. The Audit Committee will prohibit such a transaction if it determines it to be inconsistent with the interests of Kenvue and its shareholders. The Audit Committee will take into account, among other factors, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. If the Audit
Committee determines that the related person has a direct or indirect material interest in any transaction, the transaction will be disclosed in Kenvue’s proxy statement.
Kenvue’s Policy on Transactions with Related Persons was not in effect at the time Kenvue entered into the agreements described below under “—Agreements Entered into in Connection with the Separation” and “—Other Agreements with J&J.” Each of the agreements between Kenvue and Johnson & Johnson (“J&J”) that was entered into prior to the completion of Kenvue’s initial public offering (“IPO”), and any transactions contemplated thereby, were deemed to be pre-approved upon the adoption of Kenvue’s
Policy on Transactions with Related Persons.
Relationship Between Kenvue and J&J
On November 12, 2021, J&J announced its intention to separate its Consumer Health segment (the “Consumer Health Business”).
Kenvue was incorporated in Delaware on February 23, 2022 in connection with the Separation and was formed to ultimately hold, directly or indirectly, and conduct certain operational activities in anticipation of the planned Separation of, the Consumer Health
Business. In May 2023, we completed an IPO of approximately 10.4% of outstanding common stock. Prior to the completion of the
IPO, Kenvue was a wholly owned subsidiary of J&J and all of Kenvue’s outstanding shares of common stock were owned by J&J, and following the IPO J&J continued to hold 89.6% of the outstanding common stock of Kenvue. Following completion of the IPO,
Kenvue assumed responsibility for all of its standalone public company costs, including the costs of corporate services provided by
J&J and its affiliates prior to the Separation. In August 2023, J&J completed the disposition of an additional 80.1% of the outstanding common stock of Kenvue (the “Separation”). In May 2024, J&J completed the disposition of its remaining 9.5% stake in Kenvue.
Agreements Entered into in Connection with the Separation
Kenvue and J&J entered into a separation agreement (the “Separation Agreement”) on May 3, 2023. The Separation Agreement
contains key provisions relating to Kenvue’s Separation from J&J and the disposition of the shares of Kenvue common stock owned by J&J following the completion of the IPO. In connection with the Separation, Kenvue also entered into various other agreements with J&J that, together with the Separation Agreement, provide for certain transactions to effect the transfer of the assets and liabilities of the Consumer Health Business to Kenvue and resulted in the Separation of Kenvue’s business from J&J.

82	2025 Proxy Statement
Certain Relationships and Related Person Transactions
These agreements, together with the Separation Agreement, govern various interim and ongoing relationships between Kenvue and J&J following the completion of the IPO. The material terms of the Separation Agreement and the other agreements Kenvue entered into with J&J in connection with the Separation are summarized below. Copies of the Separation Agreement, Tax Matters
Agreement, Employee Matters Agreement, Intellectual Property Agreement, Trademark Phase-Out License Agreement, Transition
Services Agreement, Transition Manufacturing Agreement and Registration Rights Agreement (each as defined below) have been incorporated by reference as exhibits to Kenvue’s Annual Report on Form 10-K filed with the SEC on February 24, 2025. The following descriptions are qualified in their entirety by reference to the full text of such agreements.
Separation Agreement
On May 3, 2023, Kenvue entered into the Separation Agreement with J&J. The Separation Agreement sets forth Kenvue’s agreements with J&J regarding the principal actions to be taken in connection with the Separation. The Separation Agreement also sets forth other agreements that govern aspects of Kenvue’s relationship with J&J following the completion of the IPO.
Transfer of Assets and Assumption of Liabilities
The Separation Agreement identified certain transfers of assets and assumptions of liabilities that were necessary to effect the
Separation. The Separation Agreement provided that such transfers and assumptions would result in Kenvue generally holding (1)
all assets primarily related to or used or held for use primarily in connection with Kenvue’s business and (2) all liabilities to the extent relating to, arising out of or resulting from the past or current operation or conduct of Kenvue’s business. However, the
Separation Agreement also provided that certain assets and liabilities would be allocated between Kenvue and J&J without regard to such general rule.
In addition, Kenvue and J&J agreed to use reasonable best efforts to divide, partially assign, modify or replicate the other party’s rights and obligations under and in respect of any contract or agreement that relates in any material respect to both Kenvue’s business and J&J’s business. The Separation Agreement also provided for the settlement or extinguishment of certain liabilities and other obligations between Kenvue and J&J. See below under “—Intercompany Arrangements”.
Internal Transactions
The Separation Agreement provided for certain internal transactions related to the Separation that occurred prior to completion of the IPO.
Intercompany Arrangements
All agreements, arrangements, commitments and understandings, including most intercompany accounts payable or accounts receivable, between Kenvue, on the one hand, and J&J, on the other hand, terminated effective as of the consummation of the
Separation, except specified agreements and arrangements that were either (1) intended to survive the Separation or (2) between a Deferred Local Business (as defined below under “—Deferred Markets”), on the one hand, and J&J, on the other hand.
Representations and Warranties
In general, neither Kenvue nor J&J made any representations or warranties regarding any assets or liabilities transferred or assumed, any consents or approvals that may be required in connection with these transfers or assumptions, the value or freedom from any lien or other security interest of any assets transferred, the absence of any defenses relating to any claim of either party or the legal sufficiency of any conveyance documents. Except as expressly set forth in the Separation Agreement, any other agreement Kenvue entered into with J&J in connection with the Separation or any representation letter delivered in connection with the Separation, all assets were transferred on an “as is,” “where is” basis.

2025 Proxy Statement	83
Certain Relationships and Related Person Transactions
Deferred Markets
The Separation Agreement provides that, in order to ensure compliance with applicable law, to obtain necessary governmental approvals and other consents and for other business reasons, Kenvue and J&J would defer the transfer of certain assets and assumptions of liabilities of Kenvue’s businesses in certain jurisdictions (each, a “Deferred Local Business”), including China and
Russia. Until such time as a Deferred Local Business has been transferred to Kenvue, the Separation Agreement generally provides that (1) J&J will hold and operate such Deferred Local Business on Kenvue’s behalf, (2) J&J will use reasonable best efforts to treat and operate, insofar as reasonably practicable and to the extent permitted by applicable law, each such Deferred
Local Business in the ordinary course of business in all material respects consistent with past practice and (3) Kenvue will use reasonable best efforts to provide all support reasonably necessary or reasonably requested by J&J with respect to the operation of each such Deferred Local Business. In addition, Kenvue and J&J agreed to use reasonable best efforts to take all actions to permit and effect the transfer of each Deferred Local Business as promptly following the completion of the IPO as reasonably practicable.
With respect to most Deferred Local Businesses, Kenvue and J&J entered into net economic benefit arrangements, pursuant to which, among other things, J&J will transfer to Kenvue the net profits from the operation of each such Deferred Local Business (or, in the event the operations of any such Deferred Local Business result in net losses to J&J, Kenvue will reimburse J&J for the amount of such net losses of any such Deferred Local Business). Upon the transfer of certain Deferred Local Businesses, Kenvue will be required to compensate J&J for certain increases in the value of such Deferred Local Businesses between the transfer of the assets of the Consumer Health Business and the transfer of such Deferred Local Businesses (or, in the event of certain value decreases, J&J will be required to compensate Kenvue).
As of the end of fiscal year 2024, the transfer of certain Deferred Local Businesses (Russia and a portion of China) have not been completed. The transfers of the Deferred Local Businesses are subject to the satisfaction of conditions, certain of which are beyond
Kenvue’s or J&J’s control, including governmental approvals or other consents. As a result, Kenvue cannot assure you when such
Deferred Local Businesses will ultimately be transferred to Kenvue, if ever.
Delayed or Improper Transfers
Kenvue and J&J agreed to use reasonable best efforts to effect any transfers contemplated by the Separation Agreement that were not consummated prior to the completion of the IPO as promptly as practicable following the completion of the IPO. In addition,
Kenvue and J&J agreed to use respective reasonable best efforts to effect any transfer or re-transfer of any asset or liability that was improperly transferred or retained as promptly following the completion of the IPO as practicable.
Cash Distribution
Kenvue paid J&J, as partial consideration for the Consumer Health Business, all of Kenvue’s cash and cash equivalents, including
(1) all of the net proceeds that Kenvue received from the sale of shares of Kenvue common stock in the IPO and (2) all of the net proceeds that Kenvue received from certain financing arrangements that Kenvue entered into in connection with the Separation
(the “Debt Financing Transactions”), together with any interest accrued thereon following Kenvue’s receipt of such proceeds;
provided that Kenvue retained $1.17 billion in cash and cash equivalents, after giving effect to the IPO, the Debt Financing
Transactions and the settlement or termination of certain intercompany accounts payable or accounts receivable between Kenvue and J&J.

84	2025 Proxy Statement
Certain Relationships and Related Person Transactions
Exchange of Information
Kenvue and J&J agreed to provide each other, following the completion of the IPO, with information relating to periods prior to the completion of the IPO which is reasonably necessary to comply with reporting, disclosure, filing, notification or other requirements of any national securities exchange or governmental authority, for use in judicial, regulatory, administrative and other proceedings or to satisfy audit, accounting, regulatory, litigation and other similar requirements. Kenvue and J&J also agreed to provide each other, following the completion of the IPO, with information to the extent relating to J&J and its business or assets or Kenvue and
Kenvue’s business and assets, respectively.
Distribution or Other Disposition
J&J had the sole and absolute discretion, subject to applicable law, to determine the terms of, and whether and when to proceed with, any subsequent distribution or other disposition of the shares of Kenvue common stock owned by J&J following the completion of (1) the IPO in May 2023 and (2) J&J’s tax-free disposition of 80.1% of the outstanding common stock of Kenvue in
August 2023 (the “Distribution”). J&J completed the disposition of its remaining 9.5% stake in Kenvue in May 2024.
Release of Claims
Kenvue and J&J each agreed, subject to certain exceptions, to release the other party and its affiliates, successors and assigns and all persons that, at or prior to the completion of the IPO, have been the other party’s shareholders, directors, officers, agents or employees, and their respective heirs, executors, administrators, successors and assigns, from any and all claims against any of them that arise out of or relate to events, circumstances or actions occurring or failing to occur or any conditions existing at or prior to the completion of the IPO.
Indemnification
Kenvue and J&J each agreed to indemnify the other party and each of the other party’s current and former directors, officers and employees, and each of the heirs, executors, successors and assigns of any of them, against certain liabilities incurred in connection with the Separation and Kenvue’s and J&J’s respective businesses. The amount of each party’s indemnification obligations will be reduced by any insurance proceeds or other third-party proceeds the party being indemnified receives. The
Separation Agreement also specifies procedures regarding claims subject to indemnification.
Management of Legal Actions
The Separation Agreement governs the management and direction of pending and future legal actions in which Kenvue or J&J is named as a party. In general, neither Kenvue nor J&J may resolve any legal action without the prior written consent of the other party if such resolution (1) contains any finding or admission of any violation of law by such other party, (2) would result in any non-monetary remedy against such other party or (3) does not include a full and unconditional release of such other party (to the extent such other party is a named party in the legal action).
Insurance
With respect to any claim related to or arising from an occurrence prior to the completion of the IPO, Kenvue continues to have access to coverage under J&J’s existing commercial insurance policies provided by third-party insurers, subject to exceptions set forth in the Separation Agreement. The Separation Agreement also specifies procedures regarding claims subject to coverage under these insurance policies. Kenvue does not have access to any insurance policies or reinsurance policies issued, reinsured or reimbursed by J&J’s captive insurer, J&J or any affiliate of J&J or any other self-insurance or similar program or mechanism maintained by J&J. With respect to any claim accruing following the completion of the IPO, Kenvue is generally responsible for obtaining continuing insurance coverage.

2025 Proxy Statement	85
Certain Relationships and Related Person Transactions
Dispute Resolution
Kenvue and J&J will attempt in good faith to resolve disputes arising under the Separation Agreement by negotiation among
Kenvue’s respective senior officers. Any dispute unable to be resolved through this process may be referred to non-binding mediation for resolution. If Kenvue and J&J are unable to resolve a dispute through negotiation or mediation, then either Kenvue or
J&J may submit the dispute to the Court of Chancery of the State of Delaware or, in certain circumstances, to an alternative court in the State of Delaware.
Tax Matters Agreement
On May 3, 2023, Kenvue entered into a tax matters agreement (the “Tax Matters Agreement”) with J&J. The Tax Matters
Agreement governs Kenvue’s and J&J’s respective rights, responsibilities and obligations following the completion of the IPO with respect to all tax matters, including tax liabilities, tax attributes, tax returns and tax contests.
Allocation of Taxes
With respect to taxes other than those incurred in connection with the Separation and the Distribution, the Tax Matters Agreement
provides that Kenvue will generally indemnify J&J for (1) any taxes of Kenvue for all periods after the Distribution and (2) any taxes of Kenvue or J&J for periods prior to the Distribution to the extent attributable to the Consumer Health Business. J&J will generally indemnify Kenvue for (1) any taxes of J&J for all periods after the Distribution and (2) any taxes of Kenvue or J&J for periods prior to the Distribution to the extent attributable to the business and operations conducted by J&J other than the Consumer
Health Business.
With respect to certain taxes incurred in connection with the Separation and the Distribution, Kenvue is generally required to indemnify J&J for any taxes resulting from the failure of certain steps of the Separation and the Distribution to qualify for their intended tax treatment, where such taxes result from (1) untrue representations and breaches of covenants that Kenvue made and agreed to in connection with the Separation and the Distribution (including representations Kenvue made in connection with opinions of J&J’s U.S. tax advisors and covenants containing the restrictions described below that are designed to preserve the tax-free nature of the Separation and the Distribution), (2) the application of certain provisions of U.S. federal income tax law to the
Separation and the Distribution or (3) any other actions or omissions that Kenvue knows or reasonably should expect would give rise to such taxes. Kenvue is also generally required to indemnify J&J for any increases in the amount of foreign taxes and transfer taxes that are otherwise expected to be incurred in connection with the Separation and the Distribution to the extent that such increases arise due to actions or omissions by Kenvue that would reasonably be expected to result in such additional taxes.
Neither Kenvue’s obligations nor J&J’s obligations under the Tax Matters Agreement will be limited in amount or subject to any cap.
In addition, as a member of J&J’s consolidated U.S. federal income tax group, Kenvue has joint and several liability with J&J to the
IRS for the consolidated U.S. federal income taxes of the J&J group relating to the taxable periods in which Kenvue was part of the group.
Preservation of the Tax-Free Status of Certain Steps of the Separation and the Distribution
J&J has received a private letter ruling from the IRS substantially to the effect that, among other things, certain steps of the
Separation together with the Distribution will qualify as a transaction that is tax-free for U.S. federal income tax purposes under
Sections 355 and 368(a)(1)(D) of the Code. The Distribution was conditioned on, among other things, the continuing effectiveness and validity of J&J’s private letter ruling from the IRS and favorable opinions of J&J’s U.S. tax advisors. The private letter ruling and opinions of J&J’s U.S. tax advisors rely on certain facts, assumptions, representations and undertakings from Kenvue and J&J regarding the past and future conduct of the companies’ respective businesses and other matters.
Pursuant to the Tax Matters Agreement, Kenvue agreed to covenants that impose certain restrictions on Kenvue designed to preserve the tax-free nature of the Separation and the Distribution. Kenvue is barred from taking any action, or failing to take any action, where such action or failure to act would be inconsistent with the tax-free status of these transactions, for all time periods. In addition, during the time period ending two years after the date of the Distribution, these covenants will restrict certain actions, including share issuances, business combinations, sales of assets and similar transactions. Kenvue may take these actions only under certain limited situations permitted by the IRS and/or J&J. Regardless of whether Kenvue is so permitted to take such action, under the Tax Matters Agreement, Kenvue will generally be required to indemnify J&J for any taxes that result from the taking of any such action.

86	2025 Proxy Statement
Certain Relationships and Related Person Transactions
Employee Matters Agreement
On May 3, 2023, Kenvue entered into an employee matters agreement (the “Employee Matters Agreement”) with J&J. The
Employee Matters Agreement addresses certain employment, compensation and benefits matters.
Allocation of Liabilities
Except as specifically provided in the Employee Matters Agreement, Kenvue has generally assumed responsibility for all employee liabilities related to the Consumer Health Business and J&J generally remains responsible for all employee liabilities related to
J&J’s remaining businesses, in each case, regardless of when such liabilities arose.
Collective Bargaining Agreements
Upon completion of the IPO, Kenvue and J&J agreed to cooperate and consult in good faith to provide notice to, engage in consultation with and take any similar action which may be required with respect to any employee representative body covering
Kenvue’s employees.
Health and Welfare Plans
Pursuant to the Employee Matters Agreement, Kenvue has established health and welfare plans for the benefit of Kenvue’s employees, including health and dental plans, but excluding post-retirement health and welfare plans. Generally, Kenvue’s employees have ceased to be eligible for benefits under J&J’s U.S. health and welfare plans. However, Kenvue’s eligible employees in the United States, Puerto Rico or Canada will receive up to 15 years of service credit for continuous service with
Kenvue immediately following the date the Distribution occurred (the “Distribution Date”) for purposes of determining eligibility for benefits under the J&J post-retirement health plans maintained for former employees who served in the United States, Puerto Rico or Canada (as applicable), subject to the terms of such plans as in effect from time to time.
Defined Benefit Pension Plans
The Employee Matters Agreement provides that J&J will generally retain all liabilities and assets under its defined benefit pension plans, including any non-qualified plans, unless otherwise required by law. In the case of U.S. and Canadian plans, Kenvue’s employees generally ceased active participation in such plans as of the Distribution Date. Kenvue’s U.S.-based employees received service credit under such plans until December 31, 2023 for all purposes (but based on estimated pension-eligible compensation levels as of the Distribution Date). Kenvue’s U.S. and Canada-based employees (other than those based in Quebec)
will receive up to 15 years of service credit for continuous service with Kenvue following the Distribution Date for purposes of vesting and early retirement subsidies (but not for purposes of eligibility or benefit accrual). Kenvue will reimburse J&J for the estimated cost of such service credit, as well as the service credit provided under the post-retirement health plans.
Defined Contribution Plans
Pursuant to the Employee Matters Agreement, Kenvue has established a 401(k) plan, which assumed the account balances of
Kenvue’s employees under J&J’s 401(k) plans, as well as an unfunded U.S. nonqualified defined contribution plan, which has substantially similar terms and conditions as J&J’s Excess Savings Plan. Kenvue’s unfunded U.S. nonqualified defined contribution plan has assumed the liabilities related to Kenvue’s employees under J&J’s U.S. nonqualified defined contribution plan. To the extent permitted by law, any J&J non-U.S. tax-qualified defined contribution plan was treated similarly to the 401(k) plans.
J&J Equity Awards
Pursuant to the Employee Matters Agreement, upon the Distribution Date, J&J equity awards held by Kenvue’s employees were generally converted into equivalent Kenvue equity awards with adjustments to the number of awards and option exercise prices to preserve the award’s value. In connection with such conversion, the performance criteria applicable to any outstanding performance-based awards was deemed satisfied at the target level, unless two years had been completed in the performance period, in which case performance was deemed satisfied at the level of actual performance for such years. All other vesting terms and conditions that apply to outstanding awards prior to the conversion were not affected by the conversion. The Employee Matters
Agreement also provided for the establishment of Kenvue's equity incentive plan.

2025 Proxy Statement	87
Certain Relationships and Related Person Transactions
Annual Incentive Awards
Pursuant to the Employee Matters Agreement, Kenvue’s employees participated in J&J’s 2023 annual incentive programs until the
Distribution Date. Upon the Distribution Date, Kenvue assumed any obligations under J&J’s 2023 annual incentive programs with respect to Kenvue’s employees.
Intellectual Property Agreement
On May 3, 2023, Kenvue entered into an intellectual property agreement (the “Intellectual Property Agreement”) with J&J. Pursuant to the Intellectual Property Agreement, J&J transferred to Kenvue certain intellectual property rights, including certain intellectual property owned by J&J immediately prior to the completion of the IPO, that were primarily related to or used or held for use primarily in connection with Kenvue’s business or operations. The Intellectual Property Agreement also governs the parties’
respective use of certain intellectual property that was not primarily or exclusively related to either party’s business or operations and that has been jointly owned by Kenvue and J&J since the completion of the IPO. Subject to the terms and conditions of the
Intellectual Property Agreement, Kenvue also accepted and assumed all liabilities (1) relating to, arising out of or resulting from the transferred intellectual property and (2) in connection with the jointly owned intellectual property, to the extent relating to, arising out of or resulting from the operation or conduct of Kenvue’s business.
Term
The term of the Intellectual Property Agreement is perpetual and can be terminated only by mutual agreement of the parties.
Cross-Licenses
Pursuant to the Intellectual Property Agreement, each of Kenvue and J&J (in such capacity, the “licensor”) granted to the other party (in such capacity, the “licensee”) certain personal, irrevocable (subject to certain exceptions), non-exclusive, worldwide, royalty-free and non-transferable (subject to certain exceptions) licenses, subject to the terms and conditions of certain third-party licenses, to use certain intellectual property rights in patents, copyrights and know-how. The Intellectual Property Agreement also includes additional intellectual property cross-licenses, including mutual personal, irrevocable (subject to certain exceptions), non-exclusive, royalty-free and non-transferable (subject to certain exceptions) licenses to use certain data pertaining to business records and personal information (collectively, “Data”) worldwide (excluding any jurisdiction to the extent an action to be taken would violate any applicable privacy and data security requirements in such jurisdiction). In both cases, the licensee (1) may use these licenses solely in connection with the operation of its business as operated as of the completion of the IPO and any reasonable and natural extensions thereof and (2) may sublicense the intellectual property or Data rights within the scope of the license granted and in furtherance of activities conducted by, for or on behalf of the licensee. The implementation of the request, transfer, extraction, traceability, retention and deletion of Data is governed by the Data Transfer and Sharing Agreement, which is described below under “—Data Transfer and Sharing Agreement.”
Each party agrees that, until the fifth anniversary of the completion of the IPO, it will not challenge any of the intellectual property licensed to it under the Intellectual Property Agreement.
The licenses to use certain intellectual property rights in trademarks are governed by the Trademark Agreements.
See “—Trademark Agreements.”
Trademark Agreements
In connection with the Separation, Kenvue and J&J entered into a series of trademark phase-out license agreements, a Johnson’s license agreement, a trademark coexistence agreement and various additional trademark license agreements (collectively, the
“Trademark Agreements”) that collectively govern Kenvue’s and J&J’s respective rights, responsibilities and obligations with respect to intellectual property rights in trademarks.

88	2025 Proxy Statement
Certain Relationships and Related Person Transactions
Trademark Phase-Out License Agreement
On April 3, 2023, Kenvue entered into a trademark phase-out license agreement (the “Trademark Phase-Out License Agreement”)
with J&J. Pursuant to the Trademark Phase-Out License Agreement, J&J granted Kenvue a non-exclusive, non-sublicensable
(subject to certain exceptions), non-assignable (subject to certain exceptions), royalty-free, fully paid up worldwide license to use certain trademarks owned by J&J (the “Licensed J&J Marks”), consisting primarily of marks related to “Johnson & Johnson” and
“J&J”, as well as certain marks related to “Janssen” and “CILAG”, on a transitional basis following the completion of the IPO. J&J retains exclusive ownership of the Licensed J&J Marks, including any goodwill that might be acquired by Kenvue’s use of such marks.
Term
The term of the Trademark Phase-Out License Agreement will be no more than 10 years following the completion of the IPO, and
Kenvue’s license to use the Licensed J&J Marks for certain specified purposes will terminate within shorter periods. Kenvue’s use of the Licensed J&J Marks on internal or external product packaging and labels will terminate within five years from the completion of the IPO, and Kenvue’s use of the Licensed J&J Marks in bottle or product molds and as embossed or debossed on tablets will terminate in the next replacement cycle for such items in the ordinary course of business, but not longer than eight years from the completion of the IPO. Each of these termination dates is subject to extension for an additional three years and an additional two years, respectively, if, at such termination date, Kenvue continues to make use of the Licensed J&J Marks despite commercially reasonable efforts to terminate such use. Kenvue’s use of the Licensed J&J Marks for certain corporate, administrative and digital purposes will terminate within one year from the completion of the IPO, and Kenvue’s use of the Licensed
J&J Marks on various physical assets (excluding product packaging and labels) will terminate within two years from the completion of the IPO; provided that, in each case, if the use of the Licensed J&J Marks in such materials is incorporated in a legal entity name, then the phase-out period of one year or two years, as applicable, will not start until the name of such legal entity is changed; provided further that in no event shall any such phase-out period extend more than five years following the completion of the IPO.
Use
The license granted pursuant to the Trademark Phase-Out License Agreement extends only to Kenvue’s existing uses, and certain intended uses, of the Licensed J&J Marks as of the date of the Trademark Phase-Out License Agreement. Kenvue is required to adhere to certain quality standards in using the Licensed J&J Marks. Subject to certain exceptions, Kenvue is not permitted to (1)
use or register in any jurisdiction any trademarks confusingly similar to, or consisting in whole or in part of, any of the Licensed J&J
Marks or (2) register any of the Licensed J&J Marks in any jurisdiction, without, in each case, the prior written consent of J&J.
Registration, Maintenance and Enforcement
Pursuant to the Trademark Phase-Out License Agreement, J&J, at its cost, is required to use commercially reasonable efforts to prosecute, maintain and renew, as applicable, the Licensed J&J Marks. The Trademark Phase-Out License Agreement also sets forth various other rights, obligations and cooperative duties of J&J and Kenvue related to the prosecution, maintenance and renewal of the Licensed J&J Marks. J&J retains the first right, but not obligation, to enforce and protect the Licensed J&J Marks at its cost, but if J&J declines to do so, Kenvue may enforce and protect such marks at Kenvue’s cost.
Additional Trademark Phase-Out License Agreements
To facilitate certain aspects of the Separation, certain Kenvue subsidiaries and certain J&J subsidiaries have entered into separate trademark phase-out license agreements (the “Additional Trademark Phase-Out License Agreements”) governing such Kenvue subsidiaries’ use of certain ancillary marks primarily related to “Janssen” and “CILAG”. The Additional Trademark Phase-Out
License Agreements contain substantially the same terms as the Trademark Phase-Out License Agreement. Unless otherwise indicated or the context otherwise requires, references to the “Trademark Phase-Out License Agreement” include the Additional
Trademark Phase-Out License Agreements.

2025 Proxy Statement	89
Certain Relationships and Related Person Transactions
Johnson’s License Agreement
On April 3, 2023, Kenvue entered into a Johnson’s license agreement (the “Johnson’s License Agreement”) with J&J. Pursuant to the Johnson’s License Agreement, J&J has granted Kenvue an irrevocable, exclusive (even as to J&J), sublicensable, non-assignable (subject to certain exceptions), royalty-free, fully paid up license to use certain trademarks relating to the
“Johnson’s” brand (the “Licensed Johnson’s Marks”) that are owned by J&J and the ownership of which cannot be transferred to
Kenvue because local law in the relevant jurisdictions requires that there be unity of ownership between the Licensed Johnson’s
Marks and trademarks being retained by J&J.
Term
The term of the licenses granted to Kenvue pursuant to the Johnson’s License Agreement is perpetual, and termination is not an available remedy for either party’s breach of the Johnson’s License Agreement.
Use
The licenses granted to Kenvue pursuant to the Johnson’s License Agreement extend only to “Johnson’s” branding in use as of the date of the Trademark Coexistence Agreement and to limited expanded uses of “Johnson’s” branding. Kenvue is required to adhere to certain quality standards in using the Licensed Johnson’s Marks.
Registration, Maintenance and Enforcement
Pursuant to the Johnson’s License Agreement, J&J is required to use commercially reasonable efforts to prosecute, maintain and renew, as applicable, the Licensed Johnson’s Marks, and Kenvue is responsible for the costs of J&J’s efforts. With respect to the
Licensed Johnson’s Marks, Kenvue has the first right, but not obligation, to enforce and protect such marks at Kenvue’s cost, and if
Kenvue declines to do so, J&J may enforce and protect such marks at its cost.
Trademark Coexistence Agreement
On April 3, 2023, Kenvue entered into a trademark coexistence agreement (the “Trademark Coexistence Agreement”) with J&J.
The Trademark Coexistence Agreement established certain global parameters regarding (1) Kenvue’s registration and use of trademarks related to the “Johnson’s” brand (the “Johnson’s Trademarks”) and (2) J&J’s registration and use of trademarks related to the “J&J” company name and brand (the “J&J Trademarks” and, collectively with the Johnson’s Trademarks, the “Coexisting
Trademarks”). These parameters are intended to avoid confusion among consumers regarding the Coexisting Trademarks.
Kenvue’s use of the Johnson’s Trademarks is limited to goods and services offered under the Johnson’s brand as of the date of the
Trademark Coexistence Agreement, certain related uses and certain additional consumer health goods and services (collectively, the “Johnson’s Goods”), while J&J’s use of the J&J Trademarks in connection with the Johnson’s Goods is limited solely to indications of corporate identity. The Trademark Coexistence Agreement remains in effect as long as the parties, or their successors or assigns, are using, or intend to use, the Coexisting Trademarks. In 2024, sales of “Johnson’s” products globally comprised less than 10% of Kenvue’s Net sales.
Additional Trademark License Agreements
Kenvue entered into various additional trademark license agreements with J&J. Pursuant to these agreements, Kenvue and J&J (in such capacity, the “licensor”) have granted to the other party (in such capacity, the “licensee”) licenses to certain trademarks and, where applicable, related know-how owned by the licensor. Kenvue does not expect these additional trademark license agreements between Kenvue and J&J, individually or in the aggregate, to comprise a material portion of Kenvue’s trademark portfolio nor to have a material impact on Kenvue’s business, results of operations or financial condition.

90	2025 Proxy Statement
Certain Relationships and Related Person Transactions
Transition Services Agreement
On May 3, 2023, Kenvue entered into a transition services agreement (the “Transition Services Agreement”) with J&J. Pursuant to the Transition Services Agreement, J&J provides Kenvue with specified services (the “J&J Services”), including certain information technology, supply chain, human resources, medical safety, finance, regulatory, sales and marketing, research and development, real estate, legal operations, government affairs, distribution and tax services, for a transitional period following the completion of the IPO. The Transition Services Agreement is intended to help ensure an orderly transition following the completion of the IPO and facilitate cooperation between J&J and Kenvue to exit, transition, migrate and integrate each J&J Service to Kenvue as soon as reasonably practicable.
Services
J&J is required to provide J&J Services in compliance with applicable laws, in a professional and workmanlike manner and at a quality level and in a manner consistent with its practice during the year preceding the completion of the IPO. J&J may, at its option, delegate any of its obligations to perform J&J Services to third-party service providers, but J&J will remain responsible for ensuring that the J&J Services are provided to Kenvue in accordance with the terms of the Transition Services Agreement. From time to time, Kenvue may request that J&J provide an additional service to Kenvue and, if such service is reasonably necessary for the operation of Kenvue’s business and was provided to Kenvue’s business during the year preceding the completion of the IPO,
J&J will be required to use commercially reasonable efforts to provide such additional service to Kenvue.
Fees
The Transition Services Agreement specifies the fees for the J&J Services, which generally are fixed amounts based on J&J’s expected costs plus a markup and will be adjusted for inflation on an annual basis. However, for a limited number of J&J Services, including distribution services, the applicable fees vary and are calculated based on usage, typically as a function of sales. In addition to any such fees, Kenvue is also required to bear certain additional costs. Kenvue does not expect the aggregate net fees and costs associated with the J&J Services under the Transition Services Agreement to be materially different than the aggregate historical costs that J&J has allocated to Kenvue for these services and, therefore, Kenvue does not expect these fees and costs to have a material impact on Kenvue’s business, results of operations or financial condition. In 2024, in connection with these services, Kenvue incurred aggregate costs representing less than 2% of Kenvue’s Net sales.
Term and Termination
The term for most J&J Services is expected to terminate within 24 months following the completion of the IPO. However, a limited number of J&J Services will be provided to Kenvue for a longer period of time, not expected to exceed 72 months, generally in cases where the applicable service relates to (1) regulatory or supply chain functions that cannot be fully transitioned to Kenvue prior to the receipt of requisite regulatory approvals or marketing authorization transfers, (2) product stability testing where the testing cannot be moved mid-cycle, (3) internal controls testing related to J&J Services that extend beyond the 24-month period or
(4) management of certain active pharmaceutical ingredients. The service term for any J&J Service may be extended under certain conditions, so long as such extension does not extend beyond 24 months following the completion of the IPO or, with respect to such limited number of services, such longer period. Kenvue will generally be required to pay an increased service fee to J&J during any extension period. In addition, if J&J and Kenvue are unable to transition any J&J Service due to a failure to obtain requisite regulatory approvals, the Service Period Deadline for such J&J Service shall be extended to 30 days following receipt of such requisite regulatory approvals. The Transition Services Agreement will expire upon the expiration of the term for all J&J
Services. Kenvue may terminate any J&J Service upon advance written notice to J&J.
Liabilities and Indemnification
J&J generally has no liability to Kenvue for liabilities arising from Kenvue’s implementation, execution or use of the J&J Services.
Kenvue is generally required to indemnify J&J, its affiliates, any third-party service providers and its and their respective directors, officers, employees, affiliates, agents and representatives for all liabilities arising from the provision of the J&J Services under the
Transition Services Agreement. However, J&J does have liability for, and is required to indemnify Kenvue, Kenvue’s affiliates and
Kenvue’s and their respective directors, officers, employees, affiliates, agents and representatives for, liabilities arising from J&J’s or its third-party service providers’ fraud, intentional misconduct or gross negligence. J&J’s liability in such cases is limited to the aggregate amount of fees and payments it receives pursuant to the Transition Services Agreement.

2025 Proxy Statement	91
Certain Relationships and Related Person Transactions
Transition Assistance
In connection with the transition of the J&J Services to Kenvue, the Transition Services Agreement also provides that, at Kenvue’s request, J&J may assist Kenvue in establishing Kenvue’s own standalone functions (including the development of Kenvue’s own IT systems) pursuant to one or more statements of work to be agreed on from time to time by Kenvue and J&J. Kenvue has entered or will enter into certain statements of work with J&J related to the development of Kenvue’s IT systems, for which Kenvue incurred costs in 2024 representing less than 1.0% of Kenvue’s Net sales, with such costs being in addition to the fees incurred by Kenvue in connection with J&J’s provision of the J&J Services. The scope of work to be performed pursuant to such statements of work, and any resulting costs incurred by Kenvue, have declined since 2023, and Kenvue expects all such work to be completed during the term of the J&J Services.
Transition Manufacturing Agreement
On May 3, 2023, Kenvue entered into a transition manufacturing agreement (the “Transition Manufacturing Agreement”) with J&J.
Pursuant to the Transition Manufacturing Agreement, J&J manufactures and supplies to Kenvue certain products, or components thereof (each, a “Product”), including certain Tylenol®, Zyrtec®, Motrin® and Benadryl® products and other OTC products, on a transitional basis following the completion of the IPO. J&J is required to (1) adhere to certain quality standards in performing its manufacturing and supply services and (2) use commercially reasonable efforts to acquire, at its sole cost, all raw materials required for the manufacture and supply of the Products. In 2024, the Products collectively comprised less than 10% of Kenvue’s
Net sales.
Pricing
The Transition Manufacturing Agreement sets forth the initial prices Kenvue will pay J&J for each Product. These prices will be adjusted annually to reflect changes in the cost of raw materials, third-party manufactured products, fees of third-party manufacturers incurred by J&J and certain of J&J’s conversion costs. Kenvue is responsible for paying all sales taxes imposed in connection with the supply of goods or services under the Transition Manufacturing Agreement.
Demand Forecasts
Kenvue is required to provide J&J with periodic binding and non-binding forecasts of Kenvue’s anticipated demand for each
Product, and Kenvue is generally required to submit purchase orders in line with Kenvue’s binding forecasts.
Changes
Kenvue and J&J may agree to discretionary changes to a Product’s specifications, raw materials or manufacturing process.
Kenvue and J&J will also cooperate to implement changes to any Product necessitated by the unavailability of a raw material or applicable legal requirements.
Term and Termination
The term of manufacturing services under the Transition Manufacturing Agreement varies with respect to each Product and manufacturing facility and ranges from 3 months to 60 months with respect to Tylenol® Products, 21 months to 60 months with respect to Zyrtec® Products, 21 months to 60 months with respect to Motrin® Products and 12 months to 60 months with respect to
Benadryl® Products. In certain cases, the term for a Product may be extended for up to three additional periods of 12 months each if the transition is delayed due to circumstances beyond Kenvue’s reasonable control. Kenvue expects that most Products will have transitioned within three years following the completion of the IPO.
The Transition Manufacturing Agreement will expire following the expiration of the term for all Products and satisfaction of all manufacturing service obligations related to the Products (including quality assurance and ongoing stability testing services).
Kenvue may terminate the Transition Manufacturing Agreement, or the supply of any particular Product thereunder, upon advance written notice to J&J, provided that Kenvue bear the costs of any inefficiencies incurred in connection with such termination. J&J may, under certain circumstances, terminate the supply of a Product after written notice to Kenvue that the manufacture or supply of such Product has become prohibited by law and if J&J and Kenvue are unable to determine mutually acceptable changes to such Product to comply with applicable law.

92	2025 Proxy Statement
Certain Relationships and Related Person Transactions
Liabilities and Indemnification
Kenvue’s recourse against J&J for any defect in the Products is generally limited to having the defective Product replaced or receiving a refund at Kenvue’s option, and Kenvue’s recourse against J&J is generally limited, on a facility-by-facility basis, to the aggregate amount of fees and payments it receives for Products manufactured at a facility. Kenvue is generally required to indemnify J&J, its affiliates and its and their respective directors, officers, employees, agents and representatives against damages incurred from third-party claims arising from the sale or use of the Products, from J&J’s manufacturing or supplying Kenvue with
Products pursuant to the Transition Manufacturing Agreement or from Kenvue’s fraud, intentional misconduct or gross negligence in connection with performance of Kenvue’s obligations under the Transition Manufacturing Agreement. However, J&J is required to indemnify Kenvue, Kenvue’s affiliates and Kenvue’s and their respective directors, officers, employees, agents and representatives against damages incurred from third-party claims arising from J&J’s fraud, intentional misconduct or gross negligence in connection with its performance under the Transition Manufacturing Agreement.
Registration Rights Agreement
On May 3, 2023, Kenvue and J&J entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which Kenvue has granted to J&J certain registration rights with respect to the shares of Kenvue common stock owned by J&J. J&J had the ability to transfer these rights in certain limited circumstances, including in connection with an equity-for-debt exchange to a third-party lender (collectively with J&J, “Holders”), and such Holders would thereafter be bound by the terms of the Registration
Rights Agreement. Pursuant to the Registration Rights Agreement, the Holders would be able to request registration under the
Securities Act of 1933, as amended, of all or any portion of their shares of Kenvue common stock covered by the Registration
Rights Agreement, and Kenvue would obligated, subject to limited exceptions, to register such shares as requested by the Holders.
In May 2024, pursuant to the Registration Rights Agreement, the Holders completed the sale of all the remaining shares of Kenvue common stock held by J&J.
Reverse Transition Services Agreement
On May 3, 2023, Kenvue entered into a reverse transition services agreement (the “Reverse Transition Services Agreement”) with
J&J prior to the completion of the IPO. Pursuant to the Reverse Transition Services Agreement, Kenvue provides J&J with specified services (the “Kenvue Services”), including certain information technology, supply chain, medical safety, finance, regulatory, sales and marketing, real estate and distribution services, for a transitional period following the completion of the IPO. The Reverse
Transition Services Agreement is intended to help ensure an orderly transition following the completion of the IPO and facilitates cooperation between J&J and Kenvue to exit, transition, migrate and integrate each Kenvue Service to J&J as soon as reasonably practicable.
Services
Kenvue is required to provide Kenvue Services in compliance with applicable laws, in a professional and workmanlike manner and at a quality level and in a manner consistent with Kenvue’s practice during the year preceding the completion of the IPO. Kenvue may, at Kenvue’s option, delegate any of Kenvue’s obligations to perform Kenvue Services to third-party service providers, but
Kenvue will remain responsible for ensuring that the Kenvue Services are provided to J&J in accordance with the terms of the
Reverse Transition Services Agreement. From time to time, J&J may request that Kenvue provide an additional service to J&J and, if such service is reasonably necessary for the operation of J&J’s business and was provided to J&J’s business during the year preceding the completion of the IPO, Kenvue will be required to use commercially reasonable efforts to provide such additional service to J&J.

2025 Proxy Statement	93
Certain Relationships and Related Person Transactions
Fees
The Reverse Transition Services Agreement specifies the fees for the Kenvue Services, which will generally be fixed amounts based on Kenvue’s expected costs plus a markup and be adjusted for inflation on an annual basis. However, for a limited number of Kenvue Services, including distribution services, the applicable fees will vary and be calculated based on usage, typically as a function of sales. In addition to such fees, J&J is also required to bear certain additional costs. Kenvue does not expect the aggregate net fees and costs associated with the Kenvue Services under the Reverse Transition Services Agreement to have a material impact on Kenvue’s business, results of operations or financial condition. In 2024, in connection with these services, J&J credited to Kenvue an aggregate amount representing less than 0.1% of Kenvue’s Net sales.
Term and Termination
The term for most Kenvue Services is expected to terminate within 24 months following the completion of the IPO. However, a limited number of Kenvue Services will be provided to J&J for a longer period of time, not to exceed 84 months, generally in cases where the applicable service relates to (1) regulatory or supply chain functions that cannot be fully transitioned to J&J prior to the receipt of requisite regulatory approvals or marketing authorization transfers or (2) internal controls testing related to Kenvue
Services that extend beyond the 24-month period. The service term for any Kenvue Service may be extended under certain conditions, so long as such extension does not extend beyond 24 months following the completion of the IPO or, with respect to such limited number of services, such longer period (each, a “Kenvue Service Period Deadline”). J&J will generally be required to pay an increased service fee to Kenvue during any extension period. In addition, if Kenvue and J&J are unable to transition any
Kenvue Service due to a failure to obtain requisite regulatory approvals, the Kenvue Service Period Deadline for such Kenvue
Service shall be extended to 30 days following receipt of such requisite regulatory approvals.
The Reverse Transition Services Agreement will expire upon the expiration of the term for all Kenvue Services. J&J may terminate any Kenvue Service upon advance written notice to Kenvue.
Liabilities and Indemnification
Kenvue will generally have no liability to J&J for liabilities arising from J&J’s implementation, execution or use of the Kenvue
Services. J&J will generally be required to indemnify Kenvue, Kenvue’s affiliates, any third-party service providers and Kenvue’s and their respective directors, officers, employees, affiliates, agents and representatives for all liabilities arising from the provision of the Kenvue Services under the Reverse Transition Services Agreement. However, Kenvue will have liability for, and will be required to indemnify J&J, its affiliates and its and their respective directors, officers, employees, affiliates, agents and representatives for, liabilities arising from Kenvue’s or Kenvue’s third-party service providers’ fraud, intentional misconduct or gross negligence. Kenvue’s liability in such cases shall be limited to the aggregate amount of fees and payments Kenvue receives pursuant to the Reverse Transition Services Agreement.
Reverse Transition Manufacturing Agreement
On July 3, 2023, Kenvue entered into a reverse transition manufacturing agreement (the “Reverse Transition Manufacturing
Agreement”) with J&J. Pursuant to the Reverse Transition Manufacturing Agreement, Kenvue manufactures and supplies to J&J certain products, or components thereof (each, a “J&J Product”), on a transitional basis. Kenvue is required to (1) adhere to certain quality standards in performing Kenvue’s manufacturing and supply services and (2) use commercially reasonable efforts to acquire, at Kenvue’s sole cost, all raw materials required for the manufacture and supply of the J&J Products.
Pricing
The Reverse Transition Manufacturing Agreement sets forth the initial prices that J&J will pay Kenvue for each J&J Product. These prices will be adjusted annually to reflect changes in the cost of raw materials, third party manufactured products, fees of third party manufacturers incurred by Kenvue and certain of its conversion costs. J&J is responsible for paying all sales taxes imposed in connection with the supply of goods or services under the Reverse Transition Manufacturing Agreement.

94	2025 Proxy Statement
Certain Relationships and Related Person Transactions
Demand Forecasts
J&J is required to provide Kenvue with periodic binding and non-binding forecasts of its anticipated demand for each J&J Product, and J&J is generally required to submit purchase orders in line with its binding forecasts.
Changes
Kenvue and J&J may agree to discretionary changes to a J&J Product’s specifications, raw materials or manufacturing process.
Kenvue and J&J will also cooperate to implement changes to any J&J Product necessitated by the unavailability of a raw material or applicable legal requirements.
Term and Termination
The term of manufacturing services under the Reverse Transition Manufacturing Agreement varies with respect to each J&J
Product and ranges from 12 months to 60 months. In certain cases, the term for a J&J Product may be extended for up to three additional periods of 12 months each if the transition is delayed due to circumstances beyond J&J’s reasonable control. J&J expects that most J&J Products will have transitioned within 60 months.
The Reverse Transition Manufacturing Agreement will expire following the expiration of the term for all J&J Products and satisfaction of all manufacturing service obligations related to the J&J Products (including quality assurance and ongoing stability testing services). J&J has the right to terminate the Reverse Transition Manufacturing Agreement, or the supply of any particular
J&J Product thereunder, upon advance written notice to Kenvue, provided that J&J bears the costs of any inefficiencies incurred in connection with such termination. Kenvue has the right, under certain circumstances, to terminate the supply of a J&J Product after written notice to J&J that the manufacture or supply of such J&J Product has become prohibited by law and if J&J and Kenvue are unable to determine mutually acceptable changes to such J&J Product to comply with applicable law.
Liabilities and Indemnification
J&J’s recourse against Kenvue for any defect in the J&J Products is generally limited to having the defective J&J Product replaced or receiving a refund at J&J’s option and J&J’s recourse against Kenvue is generally limited to the aggregate amount of fees and payments Kenvue receives for J&J Products manufactured at the facility. J&J is generally required to indemnify Kenvue, its affiliates and Kenvue and its affiliates’ respective directors, officers, employees, agents and representatives against damages incurred from third-party claims arising from the sale or use of the J&J Products, from Kenvue’s manufacturing or supplying J&J with J&J Products pursuant to the Reverse Transition Manufacturing Agreement or from J&J’s fraud, intentional misconduct or gross negligence in connection with performance of J&J’s obligations under the Reverse Transition Manufacturing Agreement.
However, Kenvue is required to indemnify J&J, its affiliates and its and their respective directors, officers, employees, agents and representatives against damages incurred from third-party claims arising from Kenvue’s fraud, intentional misconduct or gross negligence in connection with Kenvue’s performance under the Reverse Transition Manufacturing Agreement.
Quality Agreement
Pursuant to the Transition Services Agreement, Transition Manufacturing Agreement, Reverse Transition Services Agreement and
Reverse Transition Manufacturing Agreement, Kenvue and J&J entered into a quality agreement, which governs the exchange of information related to quality and regulatory compliance with regard to products as needed for Kenvue’s and J&J’s respective quality and regulatory compliance obligations, as well as for Kenvue’s and J&J’s respective pharmacovigilance obligations, during the transition period.
Data Transfer and Sharing Agreement
On May 3, 2023, Kenvue entered into a data transfer and sharing agreement (the “Data Transfer and Sharing Agreement”) with
J&J. The Data Transfer and Sharing Agreement sets forth protocols that govern the request, transfer, extraction, traceability, retention and deletion of certain Data primarily related to or used or held for use primarily in connection with either party’s business or operations in the other party’s possession as of the completion of the IPO, certain Data created by J&J solely for Kenvue or on
Kenvue’s behalf in relation to the services under the Transition Services Agreement in J&J’s possession as of or after the completion of the IPO, certain Data created by Kenvue solely for J&J or on J&J’s behalf in relation to the services under the Reverse Transition Services Agreement in Kenvue’s possession as of or after the completion of the IPO and certain Data requested by Kenvue or J&J pursuant to the Separation Agreement.

2025 Proxy Statement	95
Certain Relationships and Related Person Transactions
The Data Transfer and Sharing Agreement also established a joint data committee, comprised of representatives from Kenvue and
J&J, that is responsible for providing general oversight and strategic planning to facilitate the efficient and orderly extraction and transfer of such Data or alternative access to certain shared Data, where transfers are not practicable. The term of the Data
Transfer and Sharing Agreement is perpetual.
Other Agreements with J&J
Real Estate Agreements
J&J’s owned real property and leased space has been allocated to J&J or Kenvue, as the case may be, in a manner that is consistent with the different business uses and needs of J&J and Kenvue. To the extent owned property or leased space is to be shared by J&J and Kenvue on a long-term basis or associated real estate services need to be provided by one party to the other,
Kenvue has entered, and will continue to enter, into various lease, sublease and license agreements with J&J that will govern each party’s rights and obligations with respect to any such owned or leased property, shared space or service provided. In addition, certain facilities will, pursuant to transition services agreements, be shared between J&J and Kenvue for a limited period of time following the completion of the IPO.
Royalty Monetization Agreements
In connection with the October 2021 corporate restructuring of Johnson & Johnson Consumer Inc. (“Old JJCI”), Old JJCI and its
affiliates entered into purchase and sale agreements (the “Royalty Monetization Agreements”) with Royalty A&M LLC (“RAM”), an indirect wholly owned subsidiary of J&J, pursuant to which Old JJCI and its affiliates transferred to RAM their rights to receive four streams of royalties from certain third parties representing an aggregate value of $367.1 million. The royalty streams generally derive from third-party sales of certain branded products, primarily Lactaid® sold in the United States. RAM’s rights to these royalty streams commenced with royalties payable in October 2021 and terminate with royalties payable for third-party Lactaid® branded sales after December 2028 and for other products between December 2027 and November 2031 (each, a “Royalty Conclusion
Date”). As a result of the Old JJCI corporate restructuring, the former rights of Old JJCI and its affiliates with respect to these underlying royalty streams were transferred to a second entity named Johnson & Johnson Consumer Inc., a New Jersey company
(“New JJCI”) and its affiliates. New JJCI’s operations, assets and liabilities, including these underlying royalty streams, were transferred to Kenvue in connection with the Separation. Following each Royalty Conclusion Date, the underlying royalty arrangements, unless perpetual in nature, will be due for renewal between each third party and Kenvue. In addition, prior to the applicable Royalty Conclusion Date for each royalty stream, or within 12 months thereafter, RAM will maintain a right of first negotiation to purchase from Kenvue the rights to the royalties (or any portion thereof) that are payable to Kenvue from such stream following such Royalty Conclusion Date.
Certain Related Persons Transactions with Directors
Ms. Hofstetter is the president of Profitero, Ltd., a subsidiary of Publicis Groupe S.A. Kenvue paid Profitero, Ltd. approximately $1.2 million in 2024 for advertising and marketing services. Mr. Perry was the president and CEO of Circana, Inc. until December 2024.
Kenvue paid Circana approximately $7.6 million in 2024 for consumer data, analytics, and insights services. These services were provided to Kenvue on an arm’s-length basis and neither Ms. Hoffstetter nor Mr. Perry had or have a role in Kenvue’s decision making with respect to which firms to utilize for these services.

96	2025 Proxy Statement
Information About the Annual Meeting
Attending the Annual Meeting
How can I attend the Annual Meeting?
You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KVUE2025, where you will be able to listen to the meeting live, submit questions, and vote online. We have decided to hold a virtual meeting because it improves shareholder access, encourages greater global participation, lowers costs compared to an in-person event, and aligns with our broader sustainability goals. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
The Annual Meeting will start at 9:00 a.m. Eastern Time on May 22, 2025. We recommend that you log in a few minutes early to ensure you are logged in when the meeting starts. Online check-in will begin at 8:45 a.m. Eastern Time. To enter the meeting, you will need the 16-digit control number, which is included in the Notice of Internet Availability of Proxy Materials (the “Notice of
Internet Availability”), on your proxy card if you are a shareholder of record, or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or other holder of record if you hold your shares of common stock in
“street name.”
Will I be able to ask questions and participate in the virtual Annual Meeting?
After voting has taken place and the formal meeting has adjourned, we will hold a brief question and answer session. Only shareholders of record as of the record date for the Annual Meeting and their proxy holders may submit questions. You will be able to submit questions prior to the Annual Meeting by visiting www.proxyvote.com or at the Annual Meeting by joining the virtual
Annual Meeting and typing your question in the box provided.
To help ensure that we have a productive and efficient meeting, we ask that you limit your submission to one brief question that is relevant to the Annual Meeting or Kenvue’s business. Questions may be grouped by topic by Kenvue management with a representative question read aloud and answered. In addition, questions may be deemed to be out of order if they are, among other things, irrelevant to our business, repetitious of statements already made, or in furtherance of the speaker’s own personal, political, or business interests. We do not intend to post questions received during the Annual Meeting on our website.
Voting Procedures
Who may vote at the Annual Meeting?
Only shareholders of record of our common stock as of the close of business on our record date, March 24, 2025, are entitled to receive notice of and to vote at the Annual Meeting and at any postponement or adjournment of the meeting. As of the record date, there were 1,918,691,179 shares of our common stock outstanding and entitled to vote at the Annual Meeting, and each share of our common stock is entitled to one vote.
How do I vote?
If you hold your shares in a brokerage account in your broker’s name (“street name”), you will receive voting instructions provided by your broker, bank, trustee or nominee. If you would like to vote your shares at the virtual Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting.
If you are a registered shareholder (your Kenvue shares are registered in your own name with our transfer agent, Computershare
Trust Company, N.A.), then you can vote any one of four ways:
•Via the Internet Prior to the Annual Meeting. You may vote by visiting www.proxyvote.com and entering the 16-digit control number found in the Notice of Internet Availability, proxy card or voting instruction form.
•By Telephone. You may vote by calling 800-690-6903, the toll-free number found in the proxy card, voting instruction form or provided on the website listed on the Notice of Internet Availability.

2025 Proxy Statement	97
Information About the Annual Meeting
•By Mail. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card (if you are a shareholder of record) or voting instruction form (if you are a beneficial owner) and sending it back in the envelope provided.
•Via the Internet During the Annual Meeting. Even if you plan to attend the Annual Meeting, you are encouraged to vote beforehand by Internet, telephone or mail. You may also vote during the Annual Meeting (up until the closing of the polls) by visiting www.virtualshareholdermeeting.com/KVUE2025, entering the 16-digit control number found in the Notice of Internet
Availability, proxy card or voting instruction form and following the instructions available on the website.
Telephone and internet voting will close at 11:59 p.m. Eastern Time on May 21, 2025, except with respect to shares held in a
Kenvue employee savings plan, which must be submitted by 5:00 p.m. Eastern Time on May 19, 2025. See “Can employees who participate in a Kenvue Savings Plan vote?” below for voting instructions regarding shares held under a Kenvue employee savings plan.
What happens if I do not give specific voting instructions when I deliver my proxy?
•Shareholder of Record. The persons named as proxies will vote your shares in accordance with your instructions. Except as noted below with respect to shares held in a Kenvue employee savings plan (“Kenvue Savings Plan”), if your properly executed proxy does not contain voting instructions, the persons named as proxies will vote your shares in accordance with the voting recommendations of the Board.
•Beneficial Owner of Shares Held in Street Name. If you are the beneficial owner of shares held in street name, you have the right to direct your bank or broker how to vote your shares, and it is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, under stock exchange rules, it will nevertheless be entitled to vote your shares with respect to “routine” matters, but it will not be permitted to vote your shares with respect to
“non-routine” matters. In the case of a non-routine matter, your shares will be considered “broker non-votes” on that proposal.
Proposal 3 (ratification of the appointment of the independent registered public accounting firm) is a matter the Company believes will be considered “routine”.
Proposal 1 (election of directors) and Proposal 2 (advisory approval of executive compensation) are matters the Company believes will be considered “non-routine”.
If you are a beneficial owner and do not give voting instructions to your bank or brokerage firm on certain matters, the Company believes your bank or broker may vote your shares with respect to Proposal 3, but not Proposals 1 and 2.
Can employees who participate in a Kenvue Savings Plan vote?
Yes. If you are an employee who participates in a Kenvue Savings Plan, you can vote the shares (if any) that are deemed to be in your account as of the close of business on March 24, 2025.
To do so, you must sign and return the proxy card or vote by the Internet or telephone, as instructed in the proxy materials you received in connection with these shares in the Kenvue Savings Plan. Voting instructions must be received no later than 5:00 p.m.
Eastern Time on May 19, 2025, so that the trustee (who votes the shares on behalf of the participants of a Kenvue Savings Plan)
has adequate time to tabulate the voting instructions. The trustee will vote those shares you instruct. If you do not provide voting instructions, the trustee will vote your Kenvue Savings Plan shares in the same proportion as the Kenvue Savings Plan shares of other participants for which the trustee has received proper voting instructions, if the voted shares are at 5% or above of allocated shares. If the voted shares in that plan are less than 5% of allocated shares, the Trustee may vote any undirected shares in its discretion.
What constitutes a quorum in order to hold and transact business at the Annual Meeting?
The presence in person or by proxy of the holders of record of a majority of voting power of the outstanding capital stock entitled to vote at the meeting constitutes a quorum to call the Annual Meeting. Votes “for” and “against,” abstentions and broker non-votes will all be counted as present to determine whether a quorum has been established. If a share of the Company’s common stock is represented for any purpose at a meeting, it is deemed present for quorum purposes for all other business conducted at the meeting and any adjournments of the meeting unless a new record date is or must be set for the adjourned meeting. If a quorum is not present at the opening of the meeting, the meeting may be adjourned from time to time by the chair of the meeting or by a vote of a majority of the voting power present in person or represented by proxy at the meeting.

98	2025 Proxy Statement
Information About the Annual Meeting
What is the voting requirement to approve each of the proposals?
Assuming the existence of a quorum at the Annual Meeting:
•Each director nominated pursuant to Proposal 1 must receive a vote “for” their election from a majority of the votes cast;
•For Proposal 2 and Proposal 3, the affirmative vote of a majority of the voting power of capital stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve each such proposal.
Abstentions and broker non-votes are not treated as votes either for or against a matter. Abstentions and broker non-votes will have no effect on the election of directors (Proposal 1). Abstentions will have the effect of votes “against” the proposal to approve, on an advisory basis, the compensation of the Company’s NEOs (Proposal 2), and the proposal to ratify the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025 (Proposal 3). Broker non-votes will have no effect on the proposals to approve, on an advisory basis, the compensation of the Company’s NEOs
(Proposal 2). Because the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025 (Proposal 3) is a routine matter pursuant to the NYSE’s Rule 452, brokers have discretion to vote uninstructed shares on this matter and as such we do not expect broker non-votes on Proposal 3.
Can I revoke my proxy or change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by timely voting again via the Internet prior to or during the Annual Meeting or by telephone, by completing, signing, dating and returning a new proxy card or voting instruction form with a later date. Only your latest dated proxy we receive at or prior to the Annual Meeting will be counted.
Your virtual attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again.
Who will count the votes?
We have retained representatives of Broadridge Financial Solutions, Inc. as the inspectors of election to tabulate the votes and certify the vote results.
Where can I find the voting results of the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC within the time period prescribed by SEC rules.
How are proxies solicited and what is the cost?
We are providing these proxy materials in connection with the solicitation by our Board of proxies to be voted at our Annual
Meeting. We bear all expenses incurred in connection with the solicitations of proxies. We have engaged Sodali & Co to solicit proxies for an estimated fee of $20,000, plus expenses. In addition to the solicitation of proxies by mail and electronically, Kenvue intends to ask brokers and bank nominees to solicit proxies from their principals and will pay the brokers and bank nominees their expenses for the solicitation. Our directors, officers and employees also may solicit proxies by mail, telephone, electronic or facsimile transmission or in person. They will not receive any additional compensation for these activities.

2025 Proxy Statement	99
Information About the Annual Meeting
2025 Proxy Materials
Why am I receiving these proxy materials?
Our Board of Directors has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the Board’s solicitation of proxies for use at our Annual Meeting. As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement.
Why did I receive a Notice of Internet Availability in the mail instead of printed proxy materials?
In accordance with SEC rules, instead of mailing a printed copy of our proxy materials to all of our shareholders, we have elected to furnish such materials to selected shareholders by providing access to these documents over the Internet. Accordingly, on or about April 9, 2025, we sent a Notice of Internet Availability to most of our shareholders.
These shareholders have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials by calling the toll-free number or emailing the address found on the Notice of
Internet Availability. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help save natural resources and reduce the cost to print and distribute the proxy materials.
How can I get electronic access to the proxy materials?
The Notice of Internet Availability provides you with instructions regarding how to:
•view our proxy materials for the Annual Meeting on the Internet;
•vote your shares after you have viewed our proxy materials;
•request a printed copy of the proxy materials; and
•instruct us to send our future proxy materials to you electronically by email.
What is “householding”?
We have adopted a practice approved by the SEC called ‘‘householding.’’ This means that shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice of
Internet Availability and our 2024 Annual Report to Shareholders and proxy statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces printing costs, postage fees, and the environmental impact. Each shareholder who participates in householding will continue to be able to access or receive a separate proxy card.
Shareholders may revoke their consent to future householding mailings or enroll in householding by contacting Broadridge at 1-
866-540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you
would like to receive a separate 2024 Annual Report to Shareholders or proxy statement, please send an email to
chair@kenvue.com.

100	2025 Proxy Statement
Additional Information
Shareholder Proposals, Director Nominations by
Shareholders and Other Items of Business
Proposals and other items of business must be addressed to the Corporate Secretary of Kenvue at the address of our principal office: 1 Kenvue Way, Summit, New Jersey 07901.

Type of Proposal	Deadline	Submission Requirements
Shareholder Proposal Pursuant to Rule 14a-8 To be included in our Proxy Statement and proxy card for the 2026 Annual Meeting of Shareholders	December 10, 2025	Must comply with Rule 14a-8 under the Exchange Act
Advance Notice Provisions for Item of Business Other Than Director Nominations
Between November 10, 2025 and
December 10, 2025, unless the 2026
Annual Meeting of the Shareholders is
not scheduled to be held between April
22, 2026 and June 21, 2026, in which
case due by the 10th day following the
day the date of the 2026 Annual
Meeting of the Shareholders
is announced
Must include the information specified under our Amended and Restated Bylaws
Advance Notice Provisions for Director Nominations	Between November 10, 2025 and December 10, 2025, with any additional information required by Rule 14a-19 of the Exchange Act due by March 23, 2026	Must comply with Rule 14a-19 under the Exchange Act Must include the information specified under our Amended and Restated Bylaws
Our Amended and Restated Bylaws can be found at investors.kenvue.com/governance.
Information Requests
Our Form 10-K is available free of charge on our investor website at investors.kenvue.com. No other information on our website is incorporated by reference in or considered to be a part of this document. You may also request a free copy of our Form 10-K by sending an email to Kenvue_IR@Kenvue.com.
Other Matters
The Board knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.
Cautions Concerning Forward-Looking Statements
This proxy statement contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Forward-looking statements may be identified by the use of words such as “plans,” “expects,” “will,” “anticipates,” “estimates” and other words of similar meaning. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Kenvue and its affiliates.
A list and descriptions of risks, uncertainties and other factors can be found in Kenvue’s filings with the Securities and Exchange
Commission, including its Annual Report on Form 10-K for the fiscal year ended December 29, 2024 and subsequent Quarterly
Reports on Form 10-Q and other filings, available at www.kenvue.com or on request from Kenvue. Kenvue and its affiliates undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

2025 Proxy Statement	101
Appendix - Non-GAAP
Financial Measures
The Company uses certain non-GAAP financial measures to supplement the financial measures prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). There are limitations to the use of the non-GAAP financial measures presented herein. These non-GAAP financial measures are not prepared in accordance with U.S.
GAAP nor do they have any standardized meaning under U.S. GAAP. In addition, other companies may use similarly titled non-
GAAP financial measures that are calculated differently from the way the Company calculates such measures. Accordingly, the non-GAAP financial measures may not be comparable to such similarly titled non-GAAP financial measures used by other companies. The Company cautions you not to place undue reliance on these non-GAAP financial measures, but instead to consider them with the most directly comparable U.S. GAAP measure. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation. These non-GAAP financial measures should be considered supplements to, not substitutes for, or superior to, the corresponding financial measures calculated in accordance with U.S. GAAP.
The Company believes the presentation of these measures is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. The Company believes these measures help improve investors’ ability to understand the Company’s operating performance and makes it easier to compare the Company’s results with other companies. In addition, the Company believes these measures are also among the primary measures used externally by the
Company’s investors, analysts, and peers in its industry for purposes of valuation and comparing the operating performance of the
Company to other companies in our industry. These measures are also used to evaluate senior management and are a factor in determining their performance under our incentive programs.
Below are definitions for the non-GAAP measures used in this proxy statement.
Adjusted diluted earnings per share: We define our reported Adjusted diluted earnings per share as Adjusted net income divided by the weighted average number of diluted shares outstanding. Management views this non-GAAP measure as useful to investors as it provides a supplemental measure of the Company’s performance over time.
For purposes of measuring incentive performance, Adjusted diluted earnings per share is also adjusted to eliminate the impact of any unbudgeted significant acquisition, divestiture, accounting or tax law change, special items and intangible amortization expense.
Adjusted gross profit margin: We define our reported Adjusted gross profit margin as U.S. GAAP Gross profit margin adjusted for amortization of intangible assets, Separation-related costs, conversion of stock-based awards, stock-based awards granted to individuals employed by Kenvue as of October 2, 2023 (“Founder Shares”), and operating model optimization initiatives.
Management believes this non-GAAP measure is useful to investors as it provides a supplemental perspective to the Company’s operating efficiency over time.
For purposes of measuring incentive performance, Adjusted gross profit margin also excludes the impact of currency exchange rate changes, and any unbudgeted significant acquisition, divestiture, or accounting change.
Adjusted net income: We define Adjusted net income as U.S. GAAP Net income adjusted for amortization of intangible assets, restructuring expenses and operating model optimization initiatives, Separation-related costs, conversion of stock-based awards,
Founder Shares, impairment charges, the impact of the Deferred Markets, litigation (income) expense, losses on investments, interest income from a related party note, tax indemnification releases, and their related tax impacts (i.e. special items). Adjusted net income excludes the impact of items that may obscure trends in our underlying performance. Management believes this non-GAAP measure is useful to investors as the Company uses Adjusted net income for strategic decision making, forecasting future results, and evaluating current performance.
For purposes of measuring incentive performance, Adjusted net income also excludes the impact of any currency exchange rate changes, and any significant unbudgeted acquisition, divestiture, or accounting or tax law change.

102	2025 Proxy Statement
Appendix - Non-GAAP Financial Measures
Adjusted operating income: We define Adjusted operating income as U.S. GAAP Operating income adjusted for amortization of intangible assets, restructuring expenses and operating model optimization initiatives, Separation-related costs, conversion of stock-based awards, Founder Shares, impairment charges, the impact of the deferred transfer of certain assets and liabilities from
Johnson & Johnson in certain jurisdictions (the “Deferred Markets”), and litigation (income) expense. Management believes this non-GAAP measure is useful to investors as management uses Adjusted operating income to assess the Company’s financial performance.
Adjusted operating income margin: We define Adjusted operating income margin as Adjusted operating income as a percentage of
U.S. GAAP Net sales. Management believes this non-GAAP measure is useful to investors as it provides a supplemental perspective to the Company’s operating efficiency over time.
Free cash flow: We define Free cash flow as U.S. GAAP Net cash flows from operating activities adjusted for Purchases of property, plant, and equipment. Management believes this non-GAAP measure is useful to investors as it provides a view of the
Company’s liquidity after deducting capital expenditures, which are considered a necessary component of our ongoing operations.
For purposes of measuring incentive performance, Free cash flow also excludes the impact of any unbudgeted significant acquisition, divestiture or accounting or tax law change.
Organic net sales: For purposes of measuring incentive performance, we define Organic net sales as U.S. GAAP Net sales excluding the impact of any currency exchange rate changes compared to the target, and excluding any significant unbudgeted acquisition, divestiture, or accounting change.
Organic sales: We define Organic sales as U.S. GAAP Net sales excluding the impact of changes in foreign currency exchange rates and the impact of acquisitions and divestitures. We report changes in Organic sales on a period-over-period basis. We previously referred to this non-GAAP financial metric as “Organic growth”. Management believes reporting period-over-period changes in Organic sales provides investors with additional, supplemental information that is useful in assessing the Company’s results of operations by excluding the impact of certain items that we believe do not directly reflect our underlying operations.

2025 Proxy Statement	103
Appendix - Non-GAAP Financial Measures
Non-GAAP Financial Measures Reconciliation

	Fiscal Twelve Months Ended December 29, 2024 vs December 31, 2023(1)
	Reported Net sales change		Impact of foreign currency	Organic sales change
(Unaudited; Dollars in Millions)	Amount	Percent	Amount	Amount	Percent
Total	$11	0.1%	$(219)	$230	1.5%
(1) Acquisitions and divestitures did not materially impact the reported Net sales change.

	Fiscal Twelve Months Ended December 29, 2024
(Unaudited; Dollars in Millions)	As Reported	Adjustments	Reference	As Adjusted
Net sales	$15,455	—		$15,455
Gross profit	$8,959	369	(a)	$9,328
Gross profit margin	58.0%			60.4%
Operating income	$1,841	1,487	(a)-(d)	$3,328
Operating income margin	11.9%			21.5%
Net income	$1,030	1,169	(a)-(f)	$2,199

Detail of Adjustments	Cost of sales	SG&A/ Restructuring expenses	Impairment charges	Other operating (income) expense, net	Other expense, net	Provision for taxes	Total
Amortization of intangible assets	$269	$—	$—	$—	$—	$—	$269
Restructuring expenses	—	185	—	—	—	—	185
Operating model optimization initiatives	27	9	—	—	—	—	36
Separation-related costs (including conversion of stock-based awards and Founder Shares)	73	291	—	—	—	—	364
Impairment charges	—	—	578	—	—	(151)	427
Impact of Deferred Markets— minority interest expense	—	—	—	24	—	—	24
Impact of Deferred Markets— provision for taxes	—	—	—	35	—	(35)	—
Litigation income	—	—	—	(4)	—	—	(4)
Losses on investments	—	—	—	—	72	—	72
Tax indemnification release	—	—	—	—	(21)	—	(21)
Tax impact on special item adjustments	—	—	—	—	—	(183)	(183)
Total	$369	$485	$578	$55	$51	$(369)	$1,169
	(a)	(b)	(c)	(d)	(e)	(f)

104	2025 Proxy Statement
Appendix - Non-GAAP Financial Measures

(Unaudited)	Fiscal Twelve Months Ended December 29, 2024
Diluted earnings per share	$0.54
Adjustments:
Separation-related costs	0.15
Conversion of stock-based awards	0.02
Restructuring and operating model optimization initiatives	0.11
Impairment charges	0.30
Amortization of intangible assets	0.14
Losses on investments	0.04
Tax impact on special item adjustments	(0.17)
Other	0.01
Adjusted diluted earnings per share (non-GAAP)	$1.14

(Unaudited; Dollars in Billions)	Fiscal Twelve Months Ended December 29, 2024
Net cash flows from operating activities	1.7
Purchases of property, plant, and equipment	(0.4)
Free cash flow (non-GAAP)	1.3

2025 Proxy Statement

KENVUE INC.
1 KENVUE WAY
SUMMIT, NJ 07901

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 21, 2025 (or up until 5:00 p.m. Eastern Time on May 19, 2025 for shares held in a KENVUE INC. company employee savings plan). Have your proxy card in hand when you access the website and follow the instructions to obtain your proxy materials and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KVUE2025**

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 21, 2025 (or up until 5:00 p.m. Eastern Time on May 19, 2025 for shares held in a KENVUE INC. company employee savings plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING ATTENDANCE
The Annual Meeting of Shareholders will be held virtually at www.virtualshareholdermeeting.com/KVUE2025. Shareholders as of the record date may attend, vote and submit questions virtually at our Annual Meeting by logging in at www.proxyvote.com. To log in, shareholders (or their authorized representatives) will need the 16-digit control number provided on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69813-P30530

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KENVUE INC.

The Board of Directors recommends a vote FOR all Director nominees listed:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Richard E. Allison, Jr.	☐	☐	☐
1b. Seemantini Godbole	☐	☐	☐
1c. Melanie L. Healey	☐	☐	☐
1d. Sarah Hofstetter	☐	☐	☐
1e. Betsy D. Holden	☐	☐	☐
1f. Erica L. Mann	☐	☐	☐
1g. Larry J. Merlo	☐	☐	☐
1h. Thibaut Mongon	☐	☐	☐
1i. Kathleen M. Pawlus	☐	☐	☐
1j. Kirk L. Perry	☐	☐	☐
1k. Vasant Prabhu	☐	☐	☐
1l. Jeffrey C. Smith	☐	☐	☐
1m. Michael E. Sneed	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposal:

	For	**Against**	**Abstain**
2. Approve, on a non-binding advisory basis, the compensation of Kenvue Inc.'s named executive officers.	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposal:

	For	**Against**	**Abstain**
3. Ratify the appointment of PricewaterhouseCoopers LLP as Kenvue Inc.'s independent registered public accounting firm for 2025.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com.

V69814-P30530

Proxy – KENVUE INC.

This proxy is solicited by the Board of Directors for the Annual Meeting of Shareholders that will be held virtually at www.virtualshareholdermeeting.com/KVUE2025 on May 22, 2025 at 9:00 a.m. Eastern Time

The signatory hereto hereby appoints Matthew Orlando, Edward J. Reed and Paul Ruh and each of them as proxies, with full power of substitution and revocation, to represent the signatory hereto and to vote all shares of common stock of KENVUE INC. that the signatory hereto is entitled to vote at the Annual Meeting of Shareholders of KENVUE INC. to be held virtually on May 22, 2025 at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/KVUE2025, upon the matters listed on the reverse side hereof and, in their discretion, upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Holders of Shares in KENVUE INC. Company Employee Savings Plans: If you hold shares in a KENVUE INC. company employee savings plan, this proxy covers those shares held for you in your savings plan, as well as any other shares registered in your name. By signing and returning this proxy (or voting by telephone or via the internet), you will authorize the Trustee of your savings plan to vote your savings plan shares as you have directed.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side